                                                            SEMIANNUAL REPORT TO
                                                 SHAREHOLDERS FOR THE SIX MONTHS
                                                             ENDED JUNE 30, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


SEMIANNUAL REPORT
For Contract Holders of Kemper Gateway Elite


- Investors Fund Series
- Scudder Variable Life Investment Fund Portfolios



                                                         [KEMPER ANNUITIES LOGO]

INVESTORS FUND SERIES

KEMPER MONEY MARKET PORTFOLIO
KEMPER TOTAL RETURN PORTFOLIO
KEMPER HIGH YIELD PORTFOLIO
KEMPER GROWTH PORTFOLIO
KEMPER GOVERNMENT SECURITIES PORTFOLIO
KEMPER INTERNATIONAL PORTFOLIO
KEMPER SMALL CAP GROWTH PORTFOLIO
KEMPER INVESTMENT GRADE BOND PORTFOLIO
KEMPER CONTRARIAN VALUE PORTFOLIO
KEMPER SMALL CAP VALUE PORTFOLIO
KEMPER VALUE+GROWTH PORTFOLIO
KEMPER HORIZON 20+ PORTFOLIO
KEMPER HORIZON 10+ PORTFOLIO
KEMPER HORIZON 5 PORTFOLIO
KEMPER BLUE CHIP PORTFOLIO
KEMPER GLOBAL INCOME PORTFOLIO
KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
KEMPER GLOBAL BLUE CHIP PORTFOLIO
KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS
STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT
ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR INVESTORS FUND SERIES. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

  It's been a bumpy ride for many investors in the third quarter of 1998, with concern over corporate profits generating considerable market volatility. On August 4, the Dow Jones Industrial Average suffered its largest single-day point drop for the year. While this was the Dow's third largest point decline in history, it didn't even make the top 100 in terms of percentage losses. In any event, stock market tensions spilled over into the bond markets, fueling the debate about whether we would finally see the end of our long-running bull market -- or even plummet into a recession.
  But investors who are riding out the stock market's abrupt short-term adjustments should find comfort in the fact that economic fundamentals continue to favor financial assets in the United States. In a nutshell, the nation's economy remains strong despite its slowdown in the second half of the year. Short-term interest rates are expected to remain low -- the federal funds rate is holding at 5.5 percent and will most likely stay put for the remainder of the year. There are no major tax or regulatory threats waiting in the wings. And our economy continues to draw investors from around the world, although perhaps not as fervently as last year.
  The nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, grew at an annualized rate of 1.4 percent in the second quarter of 1998. While this was the slowest growing quarter in the last three years, it was much stronger than consensus. Slower growth can be attributed to several factors, including the impact of decreased trade with Asia, domestic corrections in inventory levels and the General Motors strike, which has since been resolved.
  Real capital spending and employment growth have remained solid. Consumer confidence remains fairly high. Home sales remain robust. Economic policy continues to support the nation's fiscal budget surplus projection of $65 billion.
  As far as inflation goes, there are two tales to be told. Prices for consumer goods, as measured by the consumer price index (CPI), are steady. Compare this to prices for services, which have risen between 3 and 4 percent. For investors, this difference in pricing flexibility translates into a difference in profit expectations. Profits of domestic service firms should be much stronger than commodity producers dependent on export markets.
  Across the Atlantic, Europe's economy appears to be growing at an even pace as the region progresses toward the Economic and Monetary Union (EMU) slated for January 1, 1999. One effect of the union may be a slight rise in short-term interest rates in Europe -- not because there will be an overt change in policy, but simply because of the convergence of some very disparate interest rates. The average rate will likely be higher than the relatively attractive rate the German Central Bank currently offers, for example.
  In Asia, which has been making headlines around the world for more than a year now, the latest news is from Japan, which recently installed a new prime minister as well as a new finance minister. Much discussion will be focused on changes in Japan's economic policy, particularly in terms of taxation and banking reform -- and patience is in order. Most of the changes in taxation will impact Japan in the first half of 1999. But as far as banking reform goes, those of us familiar with bank reform in the U.S. know that this will be a two- to five-year process. Certainly, investors are looking to Japan to spark recovery for Asia as a whole, which continues to suffer from the "contagion" of low currency values, seriously reduced consumer spending and general economic malaise.
  Indeed, while its full effects remain to be seen -- and felt -- by the majority of American businesses and individuals, the Asian economic crisis has contributed to the general uncertainty of the emotion-driven U.S. markets. Whether it's an economic crisis abroad or political scandal at home, current events move the investors who move the markets.
  One might conclude that, as a result of today's low corporate profits and lingering turmoil in Asia, the psychology of the markets is shifting -- even some of Wall Street's most resolute bulls appear to be reconsidering their long-held convictions. But with the economy's strong fundamentals in place, that outlook may be premature. In any case, prudent investors are wise to watch for the following economic warning signs: inflation in the form of rising wages and/or prices; residual fallout from Asia, which

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                           NOW (7/31/98)       6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
  10 -YEAR TREASURY RATE(1)                    5.46                5.57              6.3             6.64
  PRIME RATE(2)                                8.5                 8.5               8.5             8.25
  INFLATION RATE(3)*                           1.62                1.57              2.16            2.95
  THE U.S. DOLLAR(4)                           8.79                5.05             10.01            4.26
  CAPITAL GOODS ORDERS(5)*                    10.44               12.61             10.3            17.23
  INDUSTRIAL PRODUCTION(5)*                    3.66                5.38              4.69            4.08
  EMPLOYMENT GROWTH(6)                         2.45                2.78              2.39            2.25

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of June 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

could appear in the form of reduced sales and earnings for American businesses; and a continued widening of our trade deficit, an imbalance caused by heightened American demand for foreign goods and services. In the months to come, investors are likely to maintain their bias in favor of investments that have historically been considered more conservative: larger capitalization stocks, U.S. Treasuries and only the highest-grade corporate bonds.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
August 12, 1998

MANAGEMENT SUMMARY

KEMPER MONEY MARKET PORTFOLIO

  Stability has been the cornerstone of the money markets recently. Federal Reserve policy has been on hold with a target for Federal Funds anchored at 5.5 percent. Countervailing economic considerations include inflation measures, which have been well behaved, and the much publicized Asian problems that are expected to place a drag on U.S. growth.
  On the other hand, the economy continues to show resilient strength as ultimately measured by Gross Domestic Product and specifically by robust housing and employment statistics, the Index of Leading Economic Indicators, consumer confidence and a stock market that has performed admirably.
  In general, we maintained a defensive, short-average-maturity strategy throughout much of the period. This was based on our outlook that interest rates would perhaps remain flat or rise through time, and the yield curve offered no income reward for lengthening the portfolio. Events unfolded as expected and we were able to take advantage of developing market opportunities.
  Going forward, our investment strategy will embody a neutral-average-maturity policy, which will provide the flexibility to react quickly to developing market opportunities. In this light, the Federal Reserve is expected to hold the line on interest rates into 1998, the Asian crisis impact has been modest thus far, inflation measures are likely to rise from current levels and we will have little income incentive to extend the portfolio.

Frank J. Rachwalski, Jr.
Lead Portfolio Manager


KEMPER TOTAL RETURN PORTFOLIO

  The growth in equity markets this year was led by large capitalization stocks, creating a relative valuation disparity that was extreme. As a whole, those stocks that outperformed had minimum exposures to economic cyclicality and/or the Far East. Asia had a significant near-term impact on the earnings growth rate of domestic companies, which led to a disparity among individual stock valuations. While some issues did well, others did not, creating many opportunities to identify attractive, undervalued investments.
  As active stock managers, we continually sift through various candidates to identify those offering "growth at the right price." Among those that performed well for us last year were General Electric, which also outperformed this year and continued its history of consistent earnings, as well as Time Warner and selected other large capitalization issues in the pharmaceutical and financial sectors.
  We still have a full weighting in the financial sector, but have leaned more toward opportunities in the insurance side, where we expect consolidation similar to what has happened in the banking industry as financial institutions merged for economies of scale. Likewise, we have been selective in the technology area, experiencing our biggest gains from leaders like IBM and Computer Sciences Corp., both specializing in computer services and consulting particularly with year 2000 issues looming.
  We tried to stay clear of cyclically sensitive stocks, including those in the capital goods, transportation and industrial sectors, which have been hit hard in the recent period.
  As a Total Return Portfolio, we have the flexibility to shift assets into bonds, which we did as certain stocks met our price targets. Bonds now constitute 35% of total assets.
  However, given the overall disparity in values in the market now, the environment is good for stock pickers like us. Many stocks have corrected significantly, but we will continue to be selective about adding them to the portfolio. Overall, though, we see opportunity despite the unusual conditions, and will continue to leverage those opportunities for our investors.

Maureen P. Lentz
Lead Portfolio Manager


KEMPER HIGH YIELD PORTFOLIO

  The Asian crisis has not yet had a major impact on high yield bond issuers, most of whom would be considered "small cap" and conduct business primarily in the United States. We do believe, however, that all of the effects of Asia have not yet been felt by the U.S. economy. We do not expect the impact to be severe, but we will watch it closely and monitor its effects on the U.S. economy and the high yield market.
  Much of the new supply in the high yield market is in lower-quality bonds (C-rated and non-rated issues). Lower credit implies more risk, but these bonds offer higher yields to compensate for the assumed higher risk. Therefore, it is more difficult to find higher-quality bonds today.
  We have been investing more in lower-quality issues than we were a year ago, but not simply because they are what is available. Instead, these issues make sense given the current strength of the economy, which gives weaker credit a great chance to flourish. When we sense the economy is beginning to shift, we will change our strategy.
  All indicators point to continued strength in the high yield market. Defaults remain relatively low and supply and demand continue to grow at a breakneck pace. For both income-oriented and total return-oriented investors, the high yield market may make a great deal of sense right now, relative to the domestic stock market.

Michael A. McNamara
Harry E. Resis, Jr.
Co-Lead Portfolio Managers

MANAGEMENT SUMMARY

KEMPER GROWTH PORTFOLIO

  There were two countervailing forces in the market recently. First, the domestic economy continued strong, with low interest rates, low inflation, good profitability and no excesses. On top of that, however, was the Asian economic crisis and the resulting "Asian flu," which spread worldwide and ultimately brought uncertainty to many areas of the U.S. market.
  That uncertainty has created an extreme, two-tiered market of historic proportions, a market in which the highest-quality, most predictable companies have done very well, and companies with any exposure to Asia and any possibility of weakness have languished. The performance gap between the few companies in the first tier and the rest of market is the widest in many decades.
  For GARP investors like us -- those who seek "growth at a reasonable price" -- this has been a difficult market. Many of the stocks that we hold or might consider holding have simply marked time. Nonetheless, we have found many opportunities for growth at the right price that we expect to perform well once the market moves on to a more balanced and reasonable stage.
  In the technology sector, for example, we've found very good opportunities among semiconductor manufacturers, personal computer makers and software service companies. Likewise, in the financial services sector, we are seeing very good growth rates relative to value among money center banks and regional banks. We're also finding buys in consumer stocks in the retail area and auto parts areas.
  Going forward, we look for stabilization in southeast Asia, which should return confidence to a number of the industrial areas and lead the market to broaden out. Once uncertainty is removed from many areas of the market, we expect our holdings to move onto higher, healthier ground quickly. We believe we are well positioned for that change.

Steven H. Reynolds
Lead Portfolio Manager



KEMPER GOVERNMENT SECURITIES PORTFOLIO

  The big story over the past year has clearly been the Cinderella economy, in which we've seen four percent growth, continually reduced inflation and a stable Federal Reserve Board policy. That, combined with a Federal budget surplus and economic troubles in Asia, conspired to push interest rates lower late last year.
  Faced with a falling interest rate environment, we worked to maintain a relatively aggressive profile, lengthening our portfolio duration and making substantial allocations to select mortgage issues. By January, however, we believed that the market had fully priced the Cinderella scenario and we moved the portfolio toward a neutral duration.
  At mid-year, we again extended duration. Asia continued to be problematic and Japan seemed unwilling to deal with its troubles, and because of the effect that was likely to have on the U.S. economy, we felt that Federal Reserve policy would continue to hold steady.
  Going forward, we are cautiously bullish about the market, although we recently reverted to a neutral duration to reflect a degree of uncertainty. Overall, we believe there is still room for further reductions in interest rates. If you compare yields here to comparable yields in other developed countries, such as Germany and especially Japan, the U.S. is considerably cheaper. So from a global perspective, U.S. bonds are attractive right now and should continue to bring in investors worldwide and more opportunities for the portfolio.

Richard L. Vandenberg
Lead Portfolio Manager



KEMPER INTERNATIONAL PORTFOLIO

  The keys to our strong performance recently were several. First was our heavy weighting in Europe. Europe is currently seeing accelerated economic growth coupled with rapidly rising corporate profitability. Within the continent, we have focused the portfolio into companies that are either restructuring themselves and becoming more efficient, or companies with very strong franchise values that are benefiting from growth in the region.
  Overall, we continue to see Europe as the single strongest region next to the United States. We have also seen some very good growth companies selling for very reasonable prices in Canada.
  Another benefit to portfolio performance was our underweighting in certain regions, most notably southeast Asia. We had almost no money in the region at the time of the economic decline, and we intend to avoid the area until we see signs of economic improvement. Likewise, we are not heavy in Japan, which has been a very ordinary performer, although we hold a number of individual stocks of companies that are globally dominant in their sectors. Another region we have lightly weighted is Latin America, which has been a poor performer and is slowing economically.
  Globally, we expect to see inflation remain very benign in the months ahead. That means interest rates should be flat to down, which is good news for equity investors and keeps us reasonably bullish, especially on markets where the underlying economic situation is quite positive. Going forward, we will continue our longstanding practice of picking stocks, not regions, which we believe is the most reliable way to find good values and continue sound portfolio performance.

Stephen Dexter
Marc Slendebroek
Co-Lead Portfolio Managers

MANAGEMENT SUMMARY

KEMPER SMALL CAP GROWTH PORTFOLIO

  With the economy growing at slower rates and the Asian crisis having a negative effect on some sectors, we continue to search for small capitalization companies that exhibit predictable earnings growth. With small cap stocks continuing to lag their large capitalization counterparts, relatively good values can be found in the portfolio's investment universe.
  Over the past several months, the portfolio has emphasized stocks in the broadcasting, education and consumer sectors. We believe that select equities in these groups should continue to perform well in the low-interest-rate, moderate-growth economic environment.
  Although we believe that equities in the technology sector will be an important part of the portfolio's long-term focus, we continue to underweight that group in the current environment. The Asian economic crisis, combined with overcapacity in the semiconductor sector, resulted in reduced expectations for hardware-related companies. We currently emphasize quality software, service and consulting companies. We are looking for better buying opportunities in personal computer, semiconductor and other hardware equities.
  Noteworthy changes in the portfolio recently include an increased weighting of the education sector, including new positions in Sylvan Learning and ITT Education, both of which are largely unaffected by changes in the economy. We also took a new position in American Tower, the largest independent owner of communication towers in the U.S. We sold our holdings in Triangle Pacific after an announcement they will be purchased by Armstrong World.

David Burshtan
Lead Portfolio Manager



KEMPER INVESTMENT GRADE BOND PORTFOLIO

  A major event in the bond markets recently was the brief but significant downturn in corporate bonds back in January. There were two reasons behind this: a continuing lack of investor confidence caused by the ongoing economic turmoil in southeast Asia, and an enormous supply of corporate bonds in the market without strong demand.
  Anticipating the tension in the Asian market, we reduced our exposure to the most illiquid and volatile corporate assets as far back as October 1997. That gave us confidence that January's downturn was not indicative of the strength of our corporate holdings, but instead a short-term market event. With that in mind, we decided to ride out the storm rather than decrease our exposure to corporate bonds. And our patience was quickly rewarded: Within two months we had erased the January loss and were back where we wanted to be.
  After recovering from the downturn, we began reducing our corporate holdings to take advantage of opportunities in other sectors of the bond markets, including mortgage investments, which help enhance the portfolio's income level.
  Our largest payoff during the period was from issues we hold in the banking industry. We had a fairly substantial bank position that benefited from two merger announcements in April as well as ongoing industry consolidation. Many other financial service issues we hold performed quite well on the coattails of those events.
  As long as the economy continues to grow moderately and there are no signs of a recession, the corporate market should remain resilient, delivering good returns relative to Treasuries. In that event, the portfolio should continue to stay its current, steady course in the months ahead.

Robert Cessine
Lead Portfolio Manager



KEMPER CONTRARIAN VALUE PORTFOLIO

  Over the last six to nine months, the U.S. stock market has been in a "Nifty Fifty" mode, meaning a select group of the largest capitalization stocks -- particularly those that are growth oriented and have good fundamentals -- have done much better than the average stock. In fact, many stocks are currently 20 or 30 percent off their highs, which we believe indicates the market is currently experiencing a correction.
  Almost by definition, this "Nifty Fifty" phenomenon favors stocks in which the Contrarian Value Portfolio won't invest. Nonetheless, we've been pleased with our performance to date and feel that, when an upward trend in the markets arrives, the portfolio will be well positioned for it.
  Despite current conditions, the basic structure of our portfolio hasn't changed significantly. We continue to overweight financial stocks using a broad array of money centers, regional banks, and insurance and financial services companies. We feel that the combination of attractive valuations and strong earnings growth is still fairly powerful in this group. We also have a meaningful weighting in basic materials stocks, such as diversified forest products, paper, chemicals and steel as well as the energy group. On the other side of the coin, we have been underweighted in utility stocks, health care stocks and technology stocks.
  The overall tone of the market means investors need to exhibit greater caution and care than usual and recognize the environment in which they are operating. There are good companies out there that meet our philosophy and have very attractive one- to three-year rates of return. We are ready to step in and buy, even though there may be a short-term downside.

Thomas Sassi
Lead Portfolio Manager

MANAGEMENT SUMMARY

KEMPER SMALL CAP VALUE PORTFOLIO

  The recent period has proved difficult for small capitalization stocks in general, and value-oriented funds specifically. Under normal conditions, value funds do not tend to suffer the effects of a downturn as acutely as growth funds, but in the quasi-bear market we've seen recently, that has not been the case.
  The sluggish performance of small cap stocks has been due in large part to three factors: the current deflationary environment, an extremely strong U.S. dollar and the troubles in Asia, ripples from which have trickled down through large multinational corporations to impact many of the stocks in which this portfolio invests. Some of the sectors that have not performed to our expectations include energy, capital goods, financial services and even health care.
  Nonetheless, we have had many success stories, predominantly among our larger holdings. A few stocks in the communications sector -- notably Jones Intercable and Young Broadcasting -- had a very good year, as did selected holdings in the capital goods, technology and education areas.
  Looking forward, we feel the valuation gap between large caps and small caps will narrow. It's just a question of when. Small caps have been out of favor for two years, but we still feel something significant must change to tip the balance, whether it's the return of inflation or an improved outlook for Asia.
  Overall, we feel we have an undervalued portfolio composed of solid companies, making us well positioned for the future. We will continue to take a bottoms-up approach to stock picking, identifying companies with considerable value relative to the market. We expect that strategy to serve us well when small caps gain back their strength.

Thomas H. Forester
Lead Portfolio Manager



KEMPER VALUE+GROWTH PORTFOLIO

  Overall, the market posted brisk returns during the past year, but investors have had to hold tight through a period of ups and downs. "Gray Monday," October 27, 1997, was the most severe but not the only market turbulence investors would experience during the period. Worries about Asia, earnings disappointments and an uncertain Fed policy all helped stir the waters.
  Generally, growth stocks outperformed value during the period, domestic stocks were more attractive than international ones, and large company stocks fared better than smaller ones. The changing tides of the markets were often unpredictable. During this fast-paced period, we steered the portfolio by focusing on individual stock selection.
  Recently, the lion's share of the portfolio's assets were allocated toward growth stocks, based on our evaluation of macroeconomic factors. As growth outperformed value for much of the period, that decision proved to be the wise one.
  Specifically, consumer nondurable stocks enjoy the largest portion of the portfolio, followed by finance, technology and health care. Given the macroeconomic conditions, we've looked for openings to position the fund defensively, and several of our consumer nondurable holdings lived up nicely to that sector's reputation of greater resiliency in times of turmoil.
  We expect volatility will continue, especially because there haven't been sufficient indications that the turmoil in Asia is anywhere near completion. Yet, overall, we continue to believe in the long-term potential of domestic equity investing. We look for more restrained domestic corporate earnings to set a slower, saner pace in the coming months.

Philip S. Fortuna
Lead Portfolio Manager



KEMPER HORIZON 20+, HORIZON 10+ AND HORIZON 5 PORTFOLIOS

  The past year has been a volatile one for investors. Currency turmoil in Asia sent global markets into a tailspin, resulting in part in "Gray Monday," October 27, 1997, when the Standard & Poor's 500 declined seven percent. Domestic equity markets rebounded quickly, however, before settling into the tides of periodic volatility that have characterized 1998.
  In addition to the Asian crisis, concerns about an interest rate hike also dogged the market during the early portion of the year. There have been plenty of disappointing earnings stories, particularly among smaller companies and technology stocks.
  With the portfolios this year, our bond stake helped to provided protection against market turbulence. Our fixed-income allocation is quality focused and currently holds an average credit rating of AAA. We've invested in U.S. Treasuries and mortgage-backed securities, and although the fund can invest in high yield bonds, we have recently opted to eschew that area.
  The portfolios' domestic equity exposure is divided between growth and value stocks, and we have been steadily increasing the growth/value mix to 70/30 from 60/40. The change has paid off. In the current market, growth stocks have been rewarded more handsomely than their value counterparts. We were also well positioned with the portfolio's international stake, favoring Western European holdings over Asian ones.
  Going forward, we continue to adhere to our disciplined, quantitative focus. We think that, over the long term, keeping clear-sighted and cool-headed is the most sensible course. In fact, we plan to implement more formal quantitative techniques to uncover and pursue attractive opportunities in the markets.

Philip S. Fortuna
Lead Portfolio Manager

MANAGEMENT SUMMARY

KEMPER BLUE CHIP PORTFOLIO

  Overall, the stock market posted strong gains during the period, but not without volatility along the way. At the same time, the market favored large cap stocks over smaller company issues, and the U.S. outperformed international markets. These gains were made in a choppy and rotational market climate. If nothing else, the past period proved the importance of keeping a long-term focus. Investors who held on ended up with tidy gains.
  Our performance was attributable to several factors, one of which was our ability to anticipate the crisis in Asia. The portfolio had limited exposure to troubled Asian markets. However, because the Asian turmoil drove down the prices of many quality stocks, we used the period as a domestic-issue buying opportunity.
  Some of our notable acquisitions included technology issues we believe to be undervalued, such as Hewlett-Packard and IBM, and cyclical stocks, including the chemical companies PPG Industries and Imperial Chemical Industries.
  Apart from stocks impacted by Asia, we found good values in insurance names, an industry which is trending toward consolidation and should continue to gain appeal. We also built up a small position in real estate investment trusts (REITs) to help bolster yield.
  Going forward, we continue to be very positive about the long-term growth prospects of the U.S. equity markets. Investors, however, need to be prepared for ups and downs. By taking a stock-by-stock approach, we are confident that our focus on well-researched, large cap companies will continue to provide shareholders with a more reliable investment vehicle.

Tracy McCormick-Chester
Lead Portfolio Manager



KEMPER GLOBAL INCOME PORTFOLIO

  In the first half of the year, global bonds performed well in terms of local currency. For example, the first-half return for the Salomon Smith Barney World Government Bond Index was 4.28 percent, while the same index in U.S. dollar terms was 2.79 percent. This difference was due to the strength of the U.S. dollar against the Japanese yen, the Australian dollar and the Canadian dollar -- all currencies affected by the Asian economic crisis.
  The bond markets of the developed nations continued to benefit from the deflationary impact of the Asian crisis. There was a continued flight to quality from emerging bond and equity markets.
  At the start of 1998, the Global Income Portfolio was overweight in the Australia, New Zealand and U.K. markets and underweight in the United States, Japan and peripheral Europe markets. However, due to lower expected returns caused by higher inflation, we removed our Australia position and reduced our U.K. position. We increased our position in Canada because of higher expected returns.
  The portfolio maintained a long-term focus and we remained committed to government and supranational bonds with very high credit quality. Fifty-six percent of the portfolio was AAA bonds and the rest was AA. The average duration was just over five years throughout the period.
  The benign background to bond markets remains in place and the managers' return forecasts are, on average, positive for government bond markets in the developed world. Bond yields have declined in tandem with inflationary expectations in many countries and many markets are fairly valued overall. Despite high first-quarter growth in the U.S., the market does not expect the Federal Reserve Board to tighten policy, and the Bundesbank is not expected to tighten until at least the fourth quarter.

Gordon Johns
Lead Portfolio Manager



KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO

  The strong performance of the Standard & Poor's 500 embodies what has happened in the markets since the volatility of October 1997: earnings announcements continued to be strong, and investors grew confident that problems in Asia wouldn't have a significant impact. But in May, additional concerns about the yen triggered more turbulence, and the market retraced a portion of its previous advance. Only the largest growth companies held onto their gains.
  That, combined with the High Return Equity Portfolio's large holdings in oil and tobacco, led to a measure of underperformance in the first part of 1998. However, we believe both sectors are compelling buys over the longer term. The tobacco sector offers solid companies -- most notably Phillip Morris -- that are selling for far less than their intrinsic value. In the oil sector, we're seeing price pressure on certain stocks because of an 11-year low in oil prices, which has created some outstanding buying opportunities.
  Financial stocks remain the portfolio's largest sector weighting. While they have lagged the market a bit in 1998, we still see a number of values there. Currently, we are concentrating on regional banks involved in mergers we believe will result in earnings expansion.
  In the months ahead, we feel that volatility will continue and may even intensify. Volatility, however, creates opportunity for contrarian investors. An irrational market is likely to punish good stocks as well as bad ones, and that is an opportunity to add real long-term value for our shareholders.

David N. Dreman
Lead Portfolio Manager

MANAGEMENT SUMMARY

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO

  The financial services sector proved itself one of the best performing areas of the stock market in the last year, fueled largely by bank mergers and insurance companies. In March and April, the sector continued to outpace the market, but it took a breather in May as investors grew concerned about the prospects for higher interest rates. Nonetheless, we believe the sector offers many of the characteristics that attract value managers and offers more than its share of solid, long-term opportunities.
  Recently, we have emphasized regional banks, which we believe will continue to be the beneficiaries of the trend toward consolidation. We focus on the regionals because their mergers are more symbiotic than the mega-mergers between huge institutions. For example, at the regional level, each bank can gain services or outlets that they previously lacked. In addition to that area, we have also looked at smaller insurance companies with good track records, which are harder to buy but worth the effort.
  In the months ahead, we expect to see more volatility in the sector, in part due to weakness in the Japanese yen and the potential for an additional round of currency devaluations in Asia, all of which could spook U.S. markets. On the upside, though, that volatility could present more chances to buy stocks that might be unjustly out of favor -- for example, certain banks that do not do business overseas.
  Overall, we intend to apply our strict valuation criteria and look for those financial services companies that are believed to offer limited downside potential with the opportunity for a very strong upside.

David N. Dreman
Lead Portfolio Manager



KEMPER GLOBAL BLUE CHIP PORTFOLIO

  On the global stage, continental Europe has recently proved itself a real star. In part, the region is benefiting from a friendly interest rate environment, created to facilitate completion of the European Monetary Union on January 1, 1999. Furthermore, there is a growing perception -- reflected by the market -- that European corporations are rapidly developing a new, more productive view of the world.
  With that in mind, European restructuring remains the premier theme within our portfolios and has been a major contributor to returns. We see strength and opportunity continuing for some years to come. However, it is an idea that is now well appreciated by investors.
  Our second most heavily weighted theme is "secure streams of income." In addition to our past income-oriented investments in U.S. Treasury bonds and electric utilities, we have recently added Lockheed Martin, whose profits are underpinned by an increasing defense budget and a strong internal efficiency plan. We have also initiated a position in American Greetings, whose long record of success may be enhanced by some new product initiatives.
  A key question for the portfolio team going forward is whether our European-oriented themes are nearing maturity given the market's enthusiasm for these stocks and their resulting valuations. Our response to this challenge has been to identify companies whose valuations fully reflect their restructuring or earning potential, and thus are potential sell candidates. Ultimately, however, the best judge of value is the attractiveness of alternative investments. And the search for those, as always, prompts us to examine what is going on in the broader global context.

Diego Espinosa
Lead Portfolio Manager



KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO

  Since the portfolio's inception on May 5, 1998, we've seen a number of events of historic proportions. First among these was the formalization of the European Monetary Union, which will result in a single currency at the start of 1999 and the first significant step toward political unification on the continent.
  The long-term benefits of this momentous event were not overlooked by the European stock markets, many of which were up over 40 percent for the first six months of the year. In anticipation of that opportunity, the International Growth and Income Portfolio had a significant overweighting in the European markets, and we profited accordingly.
  Specifically, we sought out those sectors best positioned to benefit from some of the positive changes occurring in the region, including the banking, insurance and telecommunications industries. While we expect some profit-taking in the markets, the long-term picture for Europe and its markets is better than it has been for decades.
  At the same time, Japan in the past six months continued to suffer from political gridlock and an inability to address the crisis in its banking sector. The country's economy, currency and stock market all reflected this turmoil, making Japan a region to avoid except for a few highly selective buying opportunities. Likewise, we underweighted the emerging markets -- including southeast Asia -- despite a rally in the first quarter that quickly proved fleeting.
  In the months ahead, the portfolio's focus will continue to be on relative yield -- the universe of stocks offering incrementally higher yields than their broader markets. We believe a relative yield approach best identifies stocks that are undervalued and helps the portfolio stay a steady course.

Sheridan Reilly
Lead Portfolio Manager

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998 (unaudited)
(IN THOUSANDS)

                                                                         KEMPER            KEMPER            KEMPER
                                                                          MONEY             TOTAL             HIGH
                                                                         MARKET            RETURN             YIELD
                                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $106,447, $723,455,
$455,780, $563,832, $102,989, $206,780, $152,361,
$29,165, $204,348, and $98,017, respectively)                           $106,447           836,579           463,889
---------------------------------------------------------------------------------------------------------------------
Cash                                                                          --               256             2,359
---------------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                            --            16,022            11,903
---------------------------------------------------------------------------------------------------------------------
  Interest and dividends                                                     127             7,058             8,333
---------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                         106,574           859,915           486,484
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
---------------------------------------------------------------------------------------------------------------------

Cash overdraft                                                               337                --                --
---------------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                    2,998            13,158            14,106
---------------------------------------------------------------------------------------------------------------------
  Dividends                                                                  224                --                --
---------------------------------------------------------------------------------------------------------------------
  Management fee                                                              54               388               232
---------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related
  expenses                                                                     4                91                16
---------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                    35                33                19
---------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                      3,652            13,670            14,373
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                              $102,922           846,245           472,111
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------

Paid-in capital                                                         $102,922           692,484           460,924
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on
investments and foreign currency transactions                                 --            27,511           (15,784)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and
assets and liabilities in foreign currencies                                  --           113,124             8,109
---------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                           --            13,126            18,862
---------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                             $102,922           846,245           472,111
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------------------------------------------------

Shares outstanding                                                       102,922           325,015           373,291
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(net assets / shares outstanding)                                           $1.00            2.604             1.265
---------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                              KEMPER       KEMPER                   KEMPER
                  KEMPER                       SMALL     INVESTMENT     KEMPER       SMALL
     KEMPER     GOVERNMENT      KEMPER          CAP        GRADE      CONTRARIAN      CAP
     GROWTH     SECURITIES   INTERNATIONAL    GROWTH        BOND        VALUE        VALUE
    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------


     648,291     105,257        243,019       179,189      29,395      230,038      101,806
--------------------------------------------------------------------------------------------
         612          --             --           948         205        2,177          751
--------------------------------------------------------------------------------------------

       2,524       3,434         28,178         6,943       1,079        2,049        2,573
--------------------------------------------------------------------------------------------
         525         808            852            32         305          332           85
--------------------------------------------------------------------------------------------
     651,952     109,499        272,049       187,112      30,984      234,596      105,215
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

          --         246          9,915            --          --           --           --
--------------------------------------------------------------------------------------------

          --      13,526         28,812         4,725       3,647        4,683        2,642
--------------------------------------------------------------------------------------------
          --          --             --            --          --           --           --
--------------------------------------------------------------------------------------------
         318          43            143            92          13          140           62
--------------------------------------------------------------------------------------------

          10           7             23             6          --            1           --
--------------------------------------------------------------------------------------------
          25          11             14             7          20           65           33
--------------------------------------------------------------------------------------------
         353      13,833         38,907         4,830       3,680        4,889        2,737
--------------------------------------------------------------------------------------------
     651,599      95,666        233,142       182,282      27,304      229,707      102,478
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

     527,472      95,370        167,466       153,042      26,537      195,718       96,619
--------------------------------------------------------------------------------------------

      37,771      (5,017)        27,717         2,131          68        5,781        1,259
--------------------------------------------------------------------------------------------

      84,459       2,268         36,251        26,828         230       25,690        3,789
--------------------------------------------------------------------------------------------
       1,897       3,045          1,708           281         469        2,518          811
--------------------------------------------------------------------------------------------
     651,599      95,666        233,142       182,282      27,304      229,707      102,478
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

     219,691      82,016        130,880        96,643      24,392      140,328       83,458
--------------------------------------------------------------------------------------------

       2.966       1.166          1.781         1.886       1.119        1.637        1.228
--------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998 (unaudited)
(IN THOUSANDS)

                                                                  KEMPER
                                                                  VALUE+             KEMPER              KEMPER
                                                                  GROWTH           HORIZON 20+         HORIZON 10+
                                                                 PORTFOLIO          PORTFOLIO           PORTFOLIO
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $114,986, $26,601,
$34,392, $22,666, $45,516, $4,518, $10,184,
$5,159, $924 and $663, respectively)                             $127,310            29,778              37,319
------------------------------------------------------------------------------------------------------------------
Cash                                                                  891                --                 475
------------------------------------------------------------------------------------------------------------------
Deferred organization expense                                          --                --                  --
------------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                     43               445                 520
------------------------------------------------------------------------------------------------------------------
  Portfolio shares sold                                                --                --                  --
------------------------------------------------------------------------------------------------------------------
  Interest and dividends                                              100               136                 296
------------------------------------------------------------------------------------------------------------------
  Reimbursement from Advisor                                           --                --                  --
------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                  128,344            30,359              38,610
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------------------------------------------------

Cash overdraft                                                         --               275                  --
------------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                             5,416               945                 676
------------------------------------------------------------------------------------------------------------------
  Management fee                                                       71                14                  18
------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                             30                22                  18
------------------------------------------------------------------------------------------------------------------
    Total liabilities                                               5,517             1,256                 712
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $122,827            29,103              37,898
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------------------------------------------------

Paid-in capital                                                  $108,459            25,777              34,498
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on
investments and foreign currency transactions                       1,466                 4                 (50)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies                                                         12,324             3,177               2,927
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                   578               145                 523
------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                      $122,827            29,103              37,898
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------------------------------------------------

Shares outstanding                                                 77,750            19,474              27,766
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(net assets / shares outstanding)                                   $1.580            1.494               1.365
------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                         KEMPER-
                                         DREMAN      KEMPER-     KEMPER        KEMPER
                 KEMPER      KEMPER       HIGH       DREMAN      GLOBAL     INTERNATIONAL
     KEMPER       BLUE       GLOBAL      RETURN     FINANCIAL     BLUE       GROWTH AND
    HORIZON 5     CHIP       INCOME      EQUITY     SERVICES      CHIP         INCOME
    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------


     23,830      47,981       4,429       10,110       5,200         926           663
-----------------------------------------------------------------------------------------
         --           1          99           39           9           3            50
-----------------------------------------------------------------------------------------
         --          --          --           15          15          15            15
-----------------------------------------------------------------------------------------

        211         469          32           70          --          --            25
-----------------------------------------------------------------------------------------
         --         273          --        1,422          55          --           153
-----------------------------------------------------------------------------------------
        222          57          90           12           4           1            --
-----------------------------------------------------------------------------------------
         --          --          --           10          11          18            22
-----------------------------------------------------------------------------------------
     24,263      48,781       4,650       11,678       5,294         963           928
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

         20          --          --           --          --          --            --
-----------------------------------------------------------------------------------------

        263       1,506          --          585         287          57            32
-----------------------------------------------------------------------------------------
         12          22           3           --          --           1             1
-----------------------------------------------------------------------------------------
         23          10           4           31          30          33            37
-----------------------------------------------------------------------------------------
        318       1,538           7          616         317          91            70
-----------------------------------------------------------------------------------------
     23,945      47,243       4,643       11,062       4,977         872           858
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

     22,580      44,763       4,628       11,055       4,929         870           859
-----------------------------------------------------------------------------------------

       (247)        (16)         45           54          --          (2)           (4)
-----------------------------------------------------------------------------------------


      1,164       2,465         (89)         (74)         41           2            --
-----------------------------------------------------------------------------------------
        448          31          59           27           7           2             3
-----------------------------------------------------------------------------------------
     23,945      47,243       4,643       11,062       4,977         872           858
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

     18,979      38,862       4,523       11,337       5,008         883           861
-----------------------------------------------------------------------------------------

      1.262       1.216       1.026         .976        .994        .988          .997
-----------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
(IN THOUSANDS)

                                                               KEMPER      KEMPER      KEMPER
                                                                MONEY       TOTAL       HIGH
                                                               MARKET      RETURN       YIELD
                                                              PORTFOLIO   PORTFOLIO   PORTFOLIO
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
  Interest                                                     $2,818      12,239      20,526
-----------------------------------------------------------------------------------------------
  Dividends(a)                                                     --       3,706         226
-----------------------------------------------------------------------------------------------
    Total investment income                                     2,818      15,945      20,752
-----------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                  250       2,291       1,300
-----------------------------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                          9         107          39
-----------------------------------------------------------------------------------------------
  Professional fees                                                 4          32          15
-----------------------------------------------------------------------------------------------
  Trustees' fees and other                                          3          46          21
-----------------------------------------------------------------------------------------------
    Total expenses                                                266       2,476       1,375
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           2,552      13,469      19,377
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                            --      27,969       3,435
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from futures transactions               --          --           1
-----------------------------------------------------------------------------------------------
    Net realized gain                                              --      27,969       3,436
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on
  investments and assets and liabilities in foreign
  currencies                                                       --      34,151      (4,280)
-----------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     --      62,120        (844)
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $2,552      75,589      18,533
-----------------------------------------------------------------------------------------------

(a) Less foreign taxes withheld of $343 in the Kemper International Portfolio.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                              KEMPER       KEMPER                   KEMPER
                  KEMPER                       SMALL     INVESTMENT     KEMPER       SMALL
     KEMPER     GOVERNMENT      KEMPER          CAP        GRADE      CONTRARIAN      CAP
     GROWTH     SECURITIES   INTERNATIONAL    GROWTH        BOND        VALUE        VALUE
    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
        622       3,191            373           155        679            879         441
--------------------------------------------------------------------------------------------
      2,685          --          2,340           416         --          1,926         392
--------------------------------------------------------------------------------------------
      3,307       3,191          2,713           571        679          2,805         833
--------------------------------------------------------------------------------------------

      1,876         246            824           507         64            763         341
--------------------------------------------------------------------------------------------

         45          25            119            21          9             16          24
--------------------------------------------------------------------------------------------
          3           4              8             3          3             13           4
--------------------------------------------------------------------------------------------
         61           5             19             8         11             38           4
--------------------------------------------------------------------------------------------
      1,985         280            970           539         87            830         373
--------------------------------------------------------------------------------------------
      1,322       2,911          1,743            32        592          1,975         460
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------


     40,136         161         28,643         3,141        123          6,843       2,675
--------------------------------------------------------------------------------------------
         --          (1)            --            --         --             --         199
--------------------------------------------------------------------------------------------
     40,136         160         28,643         3,141        123          6,843       2,874
--------------------------------------------------------------------------------------------


     45,393        (130)             4        16,073         77         10,698      (2,270)
--------------------------------------------------------------------------------------------
     85,529          30         28,647        19,214        200         17,541         604
--------------------------------------------------------------------------------------------
     86,851       2,941         30,390        19,246        792         19,516       1,064
--------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
(IN THOUSANDS)


                                                                   KEMPER         KEMPER           KEMPER
                                                                VALUE+GROWTH    HORIZON 20+      HORIZON 10+
                                                                 PORTFOLIO       PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
  Interest                                                        $   141            172              409
------------------------------------------------------------------------------------------------------------
  Dividends                                                           582            109              118
------------------------------------------------------------------------------------------------------------
    Total investment income                                           723            281              527
------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                      354             67               88
------------------------------------------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                             18             16               14
------------------------------------------------------------------------------------------------------------
  Professional fees                                                     5              5                4
------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                             18              9               10
------------------------------------------------------------------------------------------------------------
    Total expenses before expense waiver                              395             97              116
------------------------------------------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager                --             --               --
------------------------------------------------------------------------------------------------------------
    Total expenses absorbed by the Portfolio                          395             97              116
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 328            184              411
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------

  Net realized gain (loss) on sales of investments and
  foreign currency transactions                                     1,471             22               73
------------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                         448             41               28
------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                                        1,919             63              101
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on
  investments and assets and liabilities in foreign
  currencies                                                        8,101          2,046            1,768
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     10,020          2,109            1,869
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $10,348          2,293            2,280
------------------------------------------------------------------------------------------------------------

(a) For the period from May 4, 1998 (commencement of operations) to June 30,
    1998.

(b) For the period from May 5, 1998 (commencement of operations) to June 30,
    1998.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                                                                           KEMPER
                 KEMPER       KEMPER     KEMPER-DREMAN   KEMPER-DREMAN      KEMPER      INTERNATIONAL
     KEMPER       BLUE        GLOBAL      HIGH RETURN      FINANCIAL        GLOBAL         GROWTH
    HORIZON 5     CHIP        INCOME        EQUITY         SERVICES       BLUE CHIP      AND INCOME
    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO(A)    PORTFOLIO(A)    PORTFOLIO(B)   PORTFOLIO(B)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
        384         117         93             15               3              1              --
-----------------------------------------------------------------------------------------------------
         50         233         --             18               8              2               4
-----------------------------------------------------------------------------------------------------
        434         350         93             33              11              3               4
-----------------------------------------------------------------------------------------------------

         56         100         13              5               3              1               1
-----------------------------------------------------------------------------------------------------

         16          17          1              9               8             16              20
-----------------------------------------------------------------------------------------------------
          4           4          1              1               1             --              --
-----------------------------------------------------------------------------------------------------
         10           5          2              6               6              2               2
-----------------------------------------------------------------------------------------------------
         86         126         17             21              18             19              23
-----------------------------------------------------------------------------------------------------
         --          --         --            (15)            (14)           (18)            (22)
-----------------------------------------------------------------------------------------------------
         86         126         17              6               4              1               1
-----------------------------------------------------------------------------------------------------
        348         224         76             27               7              2               3
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------


         (5)        118         59              3              --             (2)             (4)
-----------------------------------------------------------------------------------------------------
          4          --         --             51              --             --              --
-----------------------------------------------------------------------------------------------------
         (1)        118         59             54              --             (2)             (4)
-----------------------------------------------------------------------------------------------------


        695       1,929        (65)           (74)             41              2              --
-----------------------------------------------------------------------------------------------------
        694       2,047         (6)           (20)             41             --              (4)
-----------------------------------------------------------------------------------------------------

      1,042       2,271         70              7              48              2              (1)
-----------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (unaudited) AND FOR THE YEAR ENDED DECEMBER 31, 1997

(IN THOUSANDS)

                                                                      KEMPER
                                                                   MONEY MARKET
                                                                     PORTFOLIO
                                                                -------------------
                                                                  1998       1997
-----------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------
  Net investment income                                         $  2,552      5,126
-----------------------------------------------------------------------------------
  Net realized gain (loss)                                            --         --
-----------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)                    --         --
-----------------------------------------------------------------------------------
Net increase in net assets resulting from operations               2,552      5,126
-----------------------------------------------------------------------------------
Equalization credits (charges)                                        --         --
-----------------------------------------------------------------------------------
  Distribution from net investment income                         (2,552)    (5,126)
-----------------------------------------------------------------------------------
  Distribution from net realized gain                                 --         --
-----------------------------------------------------------------------------------
Total dividends to shareholders                                   (2,552)    (5,126)
-----------------------------------------------------------------------------------
Net increase from capital share transactions                       2,779     29,542
-----------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       2,779     29,542
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------

Beginning of period                                              100,143     70,601
-----------------------------------------------------------------------------------
END OF PERIOD                                                   $102,922    100,143
-----------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD            $     --         --
-----------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                      KEMPER
                                                                   INTERNATIONAL
                                                                     PORTFOLIO
                                                                -------------------
                                                                  1998       1997
-----------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------
  Net investment income                                         $  1,743      1,330
-----------------------------------------------------------------------------------
  Net realized gain                                               28,643      8,474
-----------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)                     4      6,353
-----------------------------------------------------------------------------------
Net increase in net assets resulting from operations              30,390     16,157
-----------------------------------------------------------------------------------
Equalization credits                                                  --        101
-----------------------------------------------------------------------------------
  Distribution from net investment income                         (2,412)    (2,135)
-----------------------------------------------------------------------------------
  Distribution from net realized gain                             (7,437)    (7,472)
-----------------------------------------------------------------------------------
Total dividends to shareholders                                   (9,849)    (9,607)
-----------------------------------------------------------------------------------
Net increase from capital share transactions                      12,555     29,920
-----------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      33,096     36,571
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------

Beginning of period                                              200,046    163,475
-----------------------------------------------------------------------------------
END OF PERIOD                                                   $233,142    200,046
-----------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD            $  1,708      3,281
-----------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

          KEMPER                KEMPER                KEMPER                 KEMPER
       TOTAL RETURN           HIGH YIELD              GROWTH               GOVERNMENT
         PORTFOLIO             PORTFOLIO             PORTFOLIO        SECURITIES PORTFOLIO
    -------------------   -------------------   -------------------   ---------------------
      1998       1997       1998       1997       1998       1997       1998        1997
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
      13,469     24,613     19,377     30,537      1,322      2,204      2,911       5,950
-------------------------------------------------------------------------------------------
      27,969    112,479      3,436      2,226     40,136     91,317        160        (181)
-------------------------------------------------------------------------------------------
      34,151     (3,457)    (4,280)     3,576     45,393      6,100       (130)      1,376
-------------------------------------------------------------------------------------------
      75,589    133,635     18,533     36,339     86,851     99,621      2,941       7,145
-------------------------------------------------------------------------------------------
          --       (285)        --        633         --      1,028         --          17
-------------------------------------------------------------------------------------------
     (24,933)   (21,303)   (29,505)   (25,931)    (1,863)    (2,753)    (5,813)     (6,694)
-------------------------------------------------------------------------------------------
    (110,811)   (87,579)        --         --    (93,144)  (111,508)        --          --
-------------------------------------------------------------------------------------------
    (135,744)  (108,882)   (29,505)   (25,931)   (95,007)  (114,261)    (5,813)     (6,694)
-------------------------------------------------------------------------------------------
     119,404     65,426     91,419     91,308     96,739     89,145     11,856       1,900
-------------------------------------------------------------------------------------------
      59,249     89,894     80,447    102,349     88,583     75,533      8,984       2,368
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

     786,996    697,102    391,664    289,315    563,016    487,483     86,682      84,314
-------------------------------------------------------------------------------------------
     846,245    786,996    472,111    391,664    651,599    563,016     95,666      86,682
-------------------------------------------------------------------------------------------
      13,126     24,294     18,862     24,028      1,897      5,320      3,045      14,263
-------------------------------------------------------------------------------------------



         KEMPER              KEMPER              KEMPER              KEMPER
        SMALL CAP       INVESTMENT GRADE    CONTRARIAN VALUE       SMALL CAP
    GROWTH PORTFOLIO     BOND PORTFOLIO         PORTFOLIO       VALUE PORTFOLIO
    -----------------   -----------------   -----------------   ----------------
     1998      1997      1998      1997      1998      1997      1998      1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         32       197      592       474      1,975     1,918       460      484
--------------------------------------------------------------------------------
      3,141    25,239      123       141      6,843     4,262     2,874      759
--------------------------------------------------------------------------------
     16,073     2,506       77       152     10,698    13,595    (2,270)   5,315
--------------------------------------------------------------------------------
     19,246    27,942      792       767     19,516    19,775     1,064    6,558
--------------------------------------------------------------------------------
         --       100       --       713         --     2,045        --      505
--------------------------------------------------------------------------------
         --      (445)    (588)      (41)    (1,327)     (389)       --     (234)
--------------------------------------------------------------------------------
    (25,813)   (8,458)    (196)       --     (5,307)       --    (2,220)      --
--------------------------------------------------------------------------------
    (25,813)   (8,903)    (784)      (41)    (6,634)     (389)   (2,220)    (234)
--------------------------------------------------------------------------------
     51,434    49,139   11,792    12,067     54,445   119,644    27,526   55,972
--------------------------------------------------------------------------------
     44,867    68,278   11,800    13,506     67,327   141,075    26,370   62,801
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    137,415    69,137   15,504     1,998    162,380    21,305    76,108   13,307
--------------------------------------------------------------------------------
    182,282   137,415   27,304    15,504    229,707   162,380   102,478   76,108
--------------------------------------------------------------------------------
        281       644      469     1,207      2,518     4,042       811      927
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (unaudited) AND FOR THE YEAR ENDED DECEMBER 31, 1997

(IN THOUSANDS)

                                                                             KEMPER
                                                                          VALUE+GROWTH
                                                                           PORTFOLIO
                                                                --------------------------------
                                                                  1998                    1997
----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------
  Net investment income                                         $    328                    327
----------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         1,919                  2,051
----------------------------------------------------------------------------------------------------
  Change in unrealized appreciation                                8,101                  3,585
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              10,348                  5,963
----------------------------------------------------------------------------------------------------
Equalization credits                                                  --                    233
----------------------------------------------------------------------------------------------------
  Distribution from net investment income                             --                   (165)
----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (2,505)                    --
----------------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (2,505)                  (165)
----------------------------------------------------------------------------------------------------
Net increase from capital share transactions                      45,890                 52,867
----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      53,733                 58,898
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------

Beginning of period                                               69,094                 10,196
----------------------------------------------------------------------------------------------------
END OF PERIOD                                                   $122,827                 69,094
----------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD            $    578                    524
----------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    KEMPER
                                                                GLOBAL INCOME
                                                                  PORTFOLIO
                                                             --------------------
                                                                          MAY 1
                                                                            TO
                                                                         DEC. 31,
                                                              1998         1997
---------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------
  Net investment income                                      $   76          59
---------------------------------------------------------------------------------
  Net realized gain (loss)                                       59          19
---------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)              (65)        (24)
---------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       70          54
---------------------------------------------------------------------------------
Equalization credits                                             --          15
---------------------------------------------------------------------------------
  Distribution from net investment income                       (73)         --
---------------------------------------------------------------------------------
  Distribution from net realized gain                           (36)         --
---------------------------------------------------------------------------------
Total dividends to shareholders                                (109)         --
---------------------------------------------------------------------------------
Net increase from capital share transactions                  2,537       1,976
---------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                  2,498       2,045
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------

Beginning of period                                           2,145         100
---------------------------------------------------------------------------------
END OF PERIOD                                                $4,643       2,145
---------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD         $   59          71
---------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                                                   KEMPER
                                                                  BLUE CHIP
                                                                  PORTFOLIO
        KEMPER            KEMPER              KEMPER          -----------------
      HORIZON 20+       HORIZON 10+          HORIZON 5                  MAY 1
       PORTFOLIO         PORTFOLIO           PORTFOLIO                    TO
    ---------------   ---------------   -------------------            DEC. 31,
     1998     1997     1998     1997      1998       1997      1998      1997
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       184      148      411      355       348        266       224        93
-------------------------------------------------------------------------------
        63      578      101      519        (1)       214       118      (134)
-------------------------------------------------------------------------------
     2,046      885    1,768      840       695        375     1,929       536
-------------------------------------------------------------------------------
     2,293    1,611    2,280    1,714     1,042        855     2,271       495
-------------------------------------------------------------------------------
        --      138       --      358        --        376        --       181
-------------------------------------------------------------------------------
      (159)     (57)    (223)     (76)     (154)       (43)     (286)       --
-------------------------------------------------------------------------------
      (637)      --     (670)      --      (460)        --        --        --
-------------------------------------------------------------------------------
      (796)     (57)    (893)     (76)     (614)       (43)     (286)       --
-------------------------------------------------------------------------------
    10,947   11,208   13,958   14,830     9,259     10,536    26,837    17,645
-------------------------------------------------------------------------------
    12,444   12,900   15,345   16,826     9,687     11,724    28,822    18,321
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

    16,659    3,759   22,553    5,727    14,258      2,534    18,421       100
-------------------------------------------------------------------------------
    29,103   16,659   37,898   22,553    23,945     14,258    47,243    18,421
-------------------------------------------------------------------------------
       145      279      523      737       448        655        31       274
-------------------------------------------------------------------------------

                                                                                   KEMPER
        KEMPER-DREMAN           KEMPER-DREMAN           KEMPER GLOBAL           INTERNATIONAL
     HIGH RETURN EQUITY      FINANCIAL SERVICES           BLUE CHIP           GROWTH AND INCOME
          PORTFOLIO               PORTFOLIO               PORTFOLIO               PORTFOLIO
    ---------------------   ---------------------   ---------------------   ---------------------
    FOR THE PERIOD MAY 4    FOR THE PERIOD MAY 4    FOR THE PERIOD MAY 5    FOR THE PERIOD MAY 5
      (COMMENCEMENT OF        (COMMENCEMENT OF        (COMMENCEMENT OF        (COMMENCEMENT OF
         OPERATIONS)             OPERATIONS)             OPERATIONS)             OPERATIONS)
      TO JUNE 30, 1998        TO JUNE 30, 1998        TO JUNE 30, 1998        TO JUNE 30, 1998
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
               27                       7                       2                       3
-------------------------------------------------------------------------------------------------
               54                      --                      (2)                     (4)
-------------------------------------------------------------------------------------------------
              (74)                     41                       2                      --
-------------------------------------------------------------------------------------------------

                7                      48                       2                      (1)
-------------------------------------------------------------------------------------------------
               --                      --                      --                      --
-------------------------------------------------------------------------------------------------
               --                      --                      --                      --
-------------------------------------------------------------------------------------------------
               --                      --                      --                      --
-------------------------------------------------------------------------------------------------
               --                      --                      --                      --
-------------------------------------------------------------------------------------------------
           11,054                   4,928                     869                     858
-------------------------------------------------------------------------------------------------
           11,061                   4,976                     871                     857
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                1                       1                       1                       1
-------------------------------------------------------------------------------------------------
           11,062                   4,977                     872                     858
-------------------------------------------------------------------------------------------------
               27                       7                       2                       3
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Investors Fund Series (the "Fund") is an open-end, diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund offers twenty Portfolios.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value.

                             The securities of the Portfolios (excluding the Kemper Money Market, Kemper Total Return, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper Blue Chip, Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios) that are traded on a domestic securities exchange or securities listed on The Nasdaq Stock Market ("Nasdaq") are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Trustees or its delegates. All other securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             The securities of the Kemper Total Return, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper Blue Chip, Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on Nasdaq for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager may calculate the price of the debt security, subject to limitations established by the Board. An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. If no sales occurred, the options contract is valued at the calculated mean. If there is no calculated mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate. If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively. If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

                             The securities of the Kemper Money Market Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             Several of the Portfolios may purchase securities with delivery or payment to occur at a later date. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At June 30, 1998, the Kemper Government Securities Portfolio had $13,522,000 of purchase commitments outstanding (14% of net assets) with a corresponding amount of assets segregated.

                             EXPENSES. Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses are allocated among the Portfolios in proportion to their relative net assets.

                             FUND SHARE VALUATION. Shares of each Portfolio of the Fund are offered on a continuous basis to the separate accounts of participating insurance companies where permitted by law. On each day the New York Stock Exchange is open for trading, each Portfolio determines its net asset value per share
                             (NAV) by dividing the total value of the Portfolio's investments and other assets, less liabilities, by the number of Portfolio shares outstanding. The NAV is determined as of the close of the Exchange for all Portfolios (excluding the Kemper Money Market Portfolio) and at 11:00 a.m. and as of the earlier of 3:00 p.m. Central time or the close of the Exchange for the Kemper Money Market Portfolio. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for the international portfolio's does not take place contemporaneously with the determination of prices of the Portfolio's foreign securities.

                             FEDERAL INCOME TAXES. Each Portfolio has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended June 30, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at June 30, 1998 amounted to approximately $15,769,000 in the Kemper High Yield Portfolio, $4,453,000 in the Kemper Government Securities Portfolio and $150,000 in the Kemper Blue Chip Portfolio. These losses are available to offset future taxable gains in the respective Portfolios and, if not applied, expire during the period 1998 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. All Portfolios, except the Kemper Money Market Portfolio, declare and pay dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. The Kemper Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly.

                             Shareholders receive dividends in additional shares.

NOTES TO FINANCIAL STATEMENTS

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions, if applicable.

                             EQUALIZATION. Prior to January 1, 1998, the
                             Portfolios used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a per share portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of January 1, 1998, the Portfolios discontinued using equalization. This change has no effect on the Portfolios' net assets, net asset value per share or distributions to shareholders. Discontinuing the use of book equalization will result in simpler financial statements. The cumulative effect of the change was to increase (decrease) undistributed net investment income and increase (decrease) paid-in capital previously reported through December 31, 1997 for the following Portfolios by the following amounts (in thousands):

                                                      PORTFOLIO                           AMOUNT
                                                      ---------                           ------
                             Kemper Total Return                                          $  (296)
                             Kemper High Yield                                             (4,962)
                             Kemper Growth                                                  2,882
                             Kemper Government Securities                                   8,316
                             Kemper International                                             904
                             Kemper Small Cap Growth                                          395
                             Kemper Investment Grade Bond                                     742
                             Kemper Contrarian Value                                        2,172
                             Kemper Small Cap Value                                           576
                             Kemper Value+Growth                                              274
                             Kemper Horizon 20+                                               159
                             Kemper Horizon 10+                                               402
                             Kemper Horizon 5                                                 401
                             Kemper Blue Chip                                                 181
                             Kemper Global Income                                              15

                             ORGANIZATIONAL COSTS. Costs incurred by the Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios in connection with their organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the Fund's management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), the Fund pays a monthly fee based on 1/12 of average daily net assets of each Portfolio at an annual rate of .50% for the Kemper
                             Money Market Portfolio, .55% for the Kemper Total
                             Return and Kemper Government Securities Portfolios,
                             .60% for the Kemper High Yield, Kemper Growth,
                             Kemper Investment Grade Bond, Kemper Horizon 20+,
                             Kemper Horizon 10+ and Kemper Horizon 5 Portfolios,
                             .65% for the Kemper Small Cap Growth and Kemper
                             Blue Chip Portfolios, .75% for the Kemper
                             International, Kemper Value, Kemper Small Cap
                             Value, Kemper Value+Growth, and Kemper Global
                             Income Portfolios and 1.00% for Kemper
                             International Growth and Income Portfolio, .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion for the Kemper-Dreman High
                             Return Equity and Kemper-Dreman Financial Services
                             Portfolios and 1.00% of the first $250 million of average daily net assets declining to .90% of average daily net assets in excess of $12.5 billion for the Kemper

NOTES TO FINANCIAL STATEMENTS

                             Global Blue Chip Portfolio. For the six months ended June 30, 1998, the Fund incurred aggregate management fees of $9,140,000, after an expense waiver of $10,000 by Scudder Kemper for the Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios. In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios. Under these arrangements, Scudder Kemper waived and absorbed expenses of $69,000 for the period ended June 30, 1998. Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios, and is paid by Scudder Kemper for its services.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation (SFAC), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio other than Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip and Kemper International Growth and Income Portfolios. The Portfolios incurred no accounting fees for the period ended June 30, 1998, after a fee waiver of $29,000 by Scudder Kemper.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended June 30, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $147,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended June 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                                                                                            PROCEEDS
                                                PORTFOLIO                      PURCHASES   FROM SALES
                                                ---------                      ---------   ----------
                             Kemper Total Return                               $344,118     $327,159
                             Kemper High Yield                                  343,231      248,579
                             Kemper Growth                                      356,056      345,213
                             Kemper Government Securities                        77,712       77,079
                             Kemper International                               102,661       87,118
                             Kemper Small Cap Growth                            223,456      202,123
                             Kemper Investment Grade Bond                        20,803       11,665
                             Kemper Contrarian Value                             99,165       50,314
                             Kemper Small Cap Value                              48,522       16,210
                             Kemper Value+Growth                                 46,349       11,570
                             Kemper Horizon 20+                                  13,750        3,507
                             Kemper Horizon 10+                                  17,010        3,838
                             Kemper Horizon 5                                    11,473        2,365
                             Kemper Blue Chip                                    40,645       14,814
                             Kemper Global Income                                 5,443        2,982

                             For the period from May 4, 1998 to June 30, 1998, investment transactions (excluding short-term investments) are as follows (in thousands):

                                                                                              PROCEEDS
                                                 PORTFOLIO                       PURCHASES   FROM SALES
                                                 ---------                       ---------   ----------
                             Kemper-Dreman High Return Equity                     $6,901        $58
                             Kemper-Dreman Financial Services                      4,762          3

NOTES TO FINANCIAL STATEMENTS

                             For the period from May 5, 1998 to June 30, 1998, investment transactions (excluding short-term investments) are as follows (in thousands):

                                                                                              PROCEEDS
                                                 PORTFOLIO                       PURCHASES   FROM SALES
                                                 ---------                       ---------   ----------
                             Kemper Global Blue Chip                               $954         $155
                             Kemper International Growth and Income                 708           41

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of each Portfolio of the Fund (in thousands):

                                                               SIX MONTHS ENDED           YEAR ENDED
                                                                 JUNE 30, 1998         DECEMBER 31, 1997
                                                              -------------------    ---------------------
                                                              SHARES      AMOUNT      SHARES      AMOUNT
                             -----------------------------------------------------------------------------
                             -----------------------------------------------------------------------------
                              KEMPER MONEY MARKET PORTFOLIO
                             -----------------------------------------------------------------------------
                              Shares sold                      64,856    $ 64,856     279,361    $ 279,361
                             -----------------------------------------------------------------------------
                              Shares issued in reinvestment
                              of dividends                      2,556       2,556       5,015        5,015
                             -----------------------------------------------------------------------------
                                                               67,412      67,412     284,376      284,376
                             -----------------------------------------------------------------------------
                              Shares redeemed                 (64,633)    (64,633)   (254,834)    (254,834)
                             -----------------------------------------------------------------------------
                              Net increase from capital
                              share transactions                2,779    $  2,779      29,542    $  29,542
                             -----------------------------------------------------------------------------
                              KEMPER TOTAL RETURN PORTFOLIO
                             -----------------------------------------------------------------------------
                              Shares sold                      12,733    $ 77,618      20,361    $  52,952
                             -----------------------------------------------------------------------------
                              Shares issued in reinvestment
                              of dividends                     52,164     135,743      46,559      108,883
                             -----------------------------------------------------------------------------
                                                               64,897     213,361      66,920      161,835
                             -----------------------------------------------------------------------------
                              Shares redeemed                 (18,741)    (93,957)    (35,664)     (96,409)
                             -----------------------------------------------------------------------------
                              Net increase from capital
                              share transactions               46,156    $119,404      31,256    $  65,426
                             -----------------------------------------------------------------------------
                              KEMPER HIGH YIELD PORTFOLIO
                             -----------------------------------------------------------------------------
                              Shares sold                      77,160    $ 98,201     153,373    $ 184,650
                             -----------------------------------------------------------------------------
                              Shares issued in reinvestment
                              of dividends                     23,375      29,505      22,228       25,931
                             -----------------------------------------------------------------------------
                                                              100,535     127,706     175,601      210,581
                             -----------------------------------------------------------------------------
                              Shares redeemed                 (29,435)    (36,287)    (99,314)    (119,273)
                             -----------------------------------------------------------------------------
                              Net increase from capital
                              share transactions               71,100    $ 91,419      76,287    $  91,308
                             -----------------------------------------------------------------------------
                              KEMPER GROWTH PORTFOLIO
                             -----------------------------------------------------------------------------
                              Shares sold                      11,423    $ 35,192      17,325    $  49,729
                             -----------------------------------------------------------------------------
                              Shares issued in reinvestment
                              of dividends                     31,337      95,007      49,988      114,261
                             -----------------------------------------------------------------------------
                                                               42,760     130,199      67,313      163,990
                             -----------------------------------------------------------------------------
                              Shares redeemed                 (10,686)    (33,460)    (24,302)     (74,845)
                             -----------------------------------------------------------------------------
                              Net increase from capital
                              share transactions               32,074    $ 96,739      43,011    $  89,145
                             -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                         SIX MONTHS ENDED           YEAR ENDED
                                                                           JUNE 30, 1998         DECEMBER 31, 1997
                                                                        -------------------    ---------------------
                                                                        SHARES      AMOUNT      SHARES      AMOUNT
                                       -----------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------
                                        KEMPER GOVERNMENT SECURITIES PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                      16,602    $ 17,607      17,121    $  16,263
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      5,053       5,813       5,997        6,694
                                       -----------------------------------------------------------------------------
                                                                         21,655      23,420      23,118       22,957
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                 (11,438)    (11,564)    (21,158)     (21,057)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               10,217    $ 11,856       1,960    $   1,900
                                       -----------------------------------------------------------------------------
                                        KEMPER INTERNATIONAL PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                      13,323    $ 23,274      36,340    $  58,360
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      5,583       9,849       6,447        9,607
                                       -----------------------------------------------------------------------------
                                                                         18,906      33,123      42,787       67,967
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                 (11,895)    (20,568)    (23,422)     (38,047)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                7,011    $ 12,555      19,365    $  29,920
                                       -----------------------------------------------------------------------------
                                        KEMPER SMALL CAP GROWTH PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                      16,497    $ 31,333      34,187    $  62,047
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     13,797      25,813       6,358        8,904
                                       -----------------------------------------------------------------------------
                                                                         30,294      57,146      40,545       70,951
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                  (3,440)     (5,712)    (11,990)     (21,812)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               26,854    $ 51,434      28,555    $  49,139
                                       -----------------------------------------------------------------------------
                                        KEMPER INVESTMENT GRADE BOND PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                      11,040    $ 12,287      13,271    $  13,473
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        715         784          40           41
                                       -----------------------------------------------------------------------------
                                                                         11,755      13,071      13,311       13,514
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                  (1,226)     (1,279)     (1,377)      (1,447)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               10,529    $ 11,792      11,934    $  12,067
                                       -----------------------------------------------------------------------------
                                        KEMPER CONTRARIAN VALUE PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                      42,427    $ 68,715     100,098    $ 135,103
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      3,981       6,634         324          389
                                       -----------------------------------------------------------------------------
                                                                         46,408      75,349     100,422      135,492
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                 (13,083)    (20,904)    (11,573)     (15,848)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               33,325    $ 54,445      88,849    $ 119,644
                                       -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                         SIX MONTHS ENDED           YEAR ENDED
                                                                           JUNE 30, 1998         DECEMBER 31, 1997
                                                                        -------------------    ---------------------
                                                                        SHARES      AMOUNT      SHARES      AMOUNT
                                       -----------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------
                                        KEMPER SMALL CAP VALUE PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                      23,105    $ 29,353      55,160    $  63,180
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      1,664       2,220         239          234
                                       -----------------------------------------------------------------------------
                                                                         24,769      31,573      55,399       63,414
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                  (3,314)     (4,047)     (6,460)      (7,442)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               21,455    $ 27,526      48,939    $  55,972
                                       -----------------------------------------------------------------------------
                                        KEMPER VALUE+GROWTH PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                      29,735    $ 46,425      42,473    $  56,712
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      1,557       2,505         161          165
                                       -----------------------------------------------------------------------------
                                                                         31,292      48,930      42,634       56,877
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                  (2,025)     (3,040)     (3,047)      (4,010)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               29,267    $ 45,890      39,587    $  52,867
                                       -----------------------------------------------------------------------------
                                        KEMPER HORIZON 20+ PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                       7,340    $ 10,885       9,642    $  12,277
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        532         796          51           56
                                       -----------------------------------------------------------------------------
                                                                          7,872      11,681       9,693       12,333
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                    (491)       (734)       (858)      (1,125)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                7,381    $ 10,947       8,835    $  11,208
                                       -----------------------------------------------------------------------------
                                        KEMPER HORIZON 10+ PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                      10,096    $ 14,046      13,389    $  16,073
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        651         893          70           75
                                       -----------------------------------------------------------------------------
                                                                         10,747      14,939      13,459       16,148
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                    (483)       (981)     (1,099)      (1,318)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               10,264    $ 13,958      12,360    $  14,830
                                       -----------------------------------------------------------------------------
                                        KEMPER HORIZON 5 PORTFOLIO
                                       -----------------------------------------------------------------------------
                                        Shares sold                       7,185    $  8,997      10,209    $  11,525
                                       -----------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        486         614          40           43
                                       -----------------------------------------------------------------------------
                                                                          7,671       9,611      10,249       11,568
                                       -----------------------------------------------------------------------------
                                        Shares redeemed                    (344)       (352)       (910)      (1,032)
                                       -----------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                7,327    $  9,259       9,339    $  10,536
                                       -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                           SIX MONTHS ENDED            MAY 1 TO
                                                                            JUNE 30, 1998         DECEMBER 31, 1997
                                                                         --------------------    --------------------
                                                                         SHARES       AMOUNT     SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        KEMPER BLUE CHIP PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      22,940       $27,402    17,303       $18,608
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        232           286        --            --
                                       ------------------------------------------------------------------------------
                                                                         23,172        27,688    17,303        18,108
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                    (825)         (851)     (888)         (963)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               22,347       $26,837    16,415       $17,645
                                       ------------------------------------------------------------------------------
                                        KEMPER GLOBAL INCOME PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       2,738       $ 2,837     2,953       $ 2,947
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        107           109        --            --
                                       ------------------------------------------------------------------------------
                                                                          2,845         2,946     2,953         2,947
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                    (407)         (409)     (968)         (971)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                2,438       $ 2,537     1,985       $ 1,976
                                       ------------------------------------------------------------------------------

                                                                                                    MAY 4 TO
                                                                                                  JUNE 30, 1998
                                                                                               -------------------
                                                                                                SHARES     AMOUNT
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                                              11,342    $11,059
                                       ---------------------------------------------------------------------------
                                        Shares redeemed                                              (6)        (5)
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions             11,336    $11,054
                                       ---------------------------------------------------------------------------
                                        KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                                               5,022    $ 4,943
                                       ---------------------------------------------------------------------------
                                        Shares redeemed                                             (15)       (15)
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions              5,007    $ 4,928
                                       ---------------------------------------------------------------------------

                                                                                                     MAY 5 TO
                                                                                                   JUNE 30, 1998
                                                                                                 -----------------
                                                                                                 SHARES    AMOUNT
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        KEMPER GLOBAL BLUE CHIP PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                                                 882    $   869
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions                882    $   869
                                       ---------------------------------------------------------------------------
                                        KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                                                 860    $   858
                                       ---------------------------------------------------------------------------
                                        Net increase from capital share transactions                860    $   858
                                       ---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Kemper Value+Growth, Kemper Horizon 20+, Kemper
                             Horizon 10+, Kemper Horizon 5, Kemper-Dreman High
                             Return Equity and Kemper Government Securities
                             Portfolios have entered into exchange traded financial futures contracts in order to take advantage of anticipated market conditions and, as such, bear the risk that arises from entering into these contracts.

                             At the time a Portfolio enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Portfolios and the broker as the market value of the futures contract fluctuates. At June 30, 1998, the market value of assets pledged by the Portfolios to cover margin requirements for open futures positions was $50,000, $80,000, $30,000,
                             $30,000, $88,000 and $123,000 for the Kemper
                             Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper-Dreman High Return Equity and Kemper Government Securities Portfolios, respectively. The Portfolios also have liquid assets in their portfolios in excess of the face amount of open futures contracts. At June 30, 1998, the Portfolios had the following futures contracts open, with expirations in September, 1998:

                                                                              FACE                   GAIN
                                    PORTFOLIO                 TYPE           AMOUNT    POSITION   AT 6/30/98
                             -------------------------------------------------------------------------------
                             Kemper Value+Growth       S&P 500             $6,075,000   Long       $318,000
                             -------------------------------------------------------------------------------
                             Kemper Horizon 20+        S&P 500              1,381,000   Long         48,000
                             -------------------------------------------------------------------------------
                             Kemper Horizon 10+        S&P 500                552,000   Long         19,000
                             -------------------------------------------------------------------------------
                             Kemper Horizon 5          S&P 500                552,000   Long         19,000
                             -------------------------------------------------------------------------------
                             Kemper-Dreman High
                             Return Equity             S&P 500              2,450,000   Long         65,000
                             -------------------------------------------------------------------------------
                             Kemper Government         U.S. Treasury Note   1,318,000  Short          1,000
                             Securities                U.S. Treasury Bond     246,000   Long          2,000
                             -------------------------------------------------------------------------------
                                                                                                      3,000
                             -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against the U.S. dollar, the Kemper Global Income Portfolio has entered into forward contracts to deliver foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss amounts on these contracts are reflected in the accompanying financial statements. The Portfolio also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At June 30, 1998, the Portfolio had the following forward currency contracts outstanding with settlement dates in July and September, 1998:

                                                                           CONTRACT             UNREALIZED
                                           FOREIGN CURRENCY               AMOUNT IN              GAIN AT
                                           TO BE DELIVERED               U.S. DOLLARS            6/30/98
                             -----------------------------------------------------------------------------
                             1,013,000  Canadian Dollars                   $692,000              $ 3,000
                             -----------------------------------------------------------------------------
                               606,000  New Zealand Dollars                 324,000               10,000
                             -----------------------------------------------------------------------------
                                        NET UNREALIZED GAIN                                      $13,000
                             -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 -------------------------------------------------
                                                           KEMPER MONEY MARKET PORTFOLIO
                                                 -------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,         YEAR ENDED DECEMBER 31,
                                                    1998       1997     1996     1995     1994
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $   1.00      1.00     1.00     1.00     1.00
---------------------------------------------------------------------------------------------------
Net investment income                                  .03       .05      .05      .06      .04
---------------------------------------------------------------------------------------------------
Less dividends declared                                .03       .05      .05      .06      .04
---------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   1.00      1.00     1.00     1.00     1.00
---------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         2.58%     5.25     5.03     5.66     3.96
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                               .53%      .55      .60      .55      .53
---------------------------------------------------------------------------------------------------
Net investment income                                 5.16%     5.14     4.90     5.52     3.95
---------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $102,922    100,143  70,601   61,078   83,821
---------------------------------------------------------------------------------------------------

NOTE TO KEMPER MONEY MARKET PORTFOLIO

The total returns for 1995 and 1994 include the effect of a capital contribution from the investment manager. Without the capital contribution, the total returns would have been 5.11% and 3.47%, respectively.


                                                      -------------------------------------------------
                                                             KEMPER TOTAL RETURN PORTFOLIO
                                                      -------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,           YEAR ENDED DECEMBER 31,
                                                    1998       1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $  2.822      2.815     2.579     2.112     2.586
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .084       .090      .084      .084      .069
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .188       .377      .322      .453     (.313)
-------------------------------------------------------------------------------------------------------
Total from investment operations                      .272       .467      .406      .537     (.244)
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .090       .090      .090      .070      .060
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                 .400       .370      .080        --      .170
-------------------------------------------------------------------------------------------------------
Total dividends                                       .490       .460      .170      .070      .230
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  2.604      2.822     2.815     2.579     2.112
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         9.63%     19.96     16.76     25.97     (9.50)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                               .59%       .60       .59       .60       .61
-------------------------------------------------------------------------------------------------------
Net investment income                                 3.32%      3.32      3.21      3.52      3.13
-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $846,245    786,996   697,102   659,894   586,594
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    71%       122        90       118       128
-------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                            -----------------------------------------------------
                                                        KEMPER HIGH YIELD PORTFOLIO
                                             ----------------------------------------------------
                                           SIX MONTHS
                                             ENDED             YEAR ENDED DECEMBER 31,
                                            JUNE 30,     ----------------------------------------
                                              1998       1997      1996      1995      1994
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  1.296      1.281     1.259     1.185     1.338
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .057       .116      .120      .125      .116
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .002       .019      .042      .069     (.149)
-------------------------------------------------------------------------------------------------
Total from investment operations                .059       .135      .162      .194     (.033)
-------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                        .090       .120      .140      .120      .120
-------------------------------------------------------------------------------------------------
Net asset value, end of period              $  1.265      1.296     1.281     1.259     1.185
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   4.54%     11.61     14.06     17.40     (2.25)
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                         .63%       .65       .65       .65       .65
-------------------------------------------------------------------------------------------------
Net investment income                           8.93%      9.20      9.70     10.27      9.49
-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $472,111    391,664   289,315   257,377   219,415
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              84%        90        98        90        98
-------------------------------------------------------------------------------------------------

                                             -----------------------------------------------------
                                                          KEMPER GROWTH PORTFOLIO
                                             ----------------------------------------------------
                                           SIX MONTHS
                                             ENDED             YEAR ENDED DECEMBER 31,
                                            JUNE 30,     ----------------------------------------
                                              1998       1997      1996      1995      1994
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  3.001      3.371     3.262     2.665     2.935
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .007       .012      .030      .034      .018
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .468       .448      .589      .793     (.138)
-------------------------------------------------------------------------------------------------
Total from investment operations                .475       .460      .619      .827     (.120)
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .010       .020      .040      .010        --
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .500       .810      .470      .220      .150
-------------------------------------------------------------------------------------------------
Total dividends                                 .510       .830      .510      .230      .150
-------------------------------------------------------------------------------------------------
Net asset value, end of period              $  2.966      3.001     3.371     3.262     2.665
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  15.46%     21.34     21.63     32.97     (4.02)
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                         .63%       .65       .64       .64       .66
-------------------------------------------------------------------------------------------------
Net investment income                            .42%       .42       .94      1.15       .69
-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $651,599    563,016   487,483   414,533   321,708
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             114%       170       175        88       106
-------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                             --------------------------------------------------
                                                   KEMPER GOVERNMENT SECURITIES PORTFOLIO
                                             --------------------------------------------------
                                             SIX MONTHS
                                               ENDED             YEAR ENDED DECEMBER 31,
                                              JUNE 30,     ------------------------------------
                                                1998       1997     1996     1995     1994
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 1.207      1.207    1.269    1.142    1.267
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .034       .084     .085     .084     .067
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .005       .016    (.057)    .123    (.102)
-----------------------------------------------------------------------------------------------
Total from investment operations                 .039       .100     .028     .207    (.035)
-----------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income        .080       .100     .090     .080     .060
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain              --         --       --       --     .030
-----------------------------------------------------------------------------------------------
Total dividends                                  .080       .100     .090     .080     .090
-----------------------------------------------------------------------------------------------
Net asset value, end of period                $ 1.166      1.207    1.207    1.269    1.142
-----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    3.33%      8.96     2.56    18.98    (2.74)
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------
Expenses                                          .63%       .64      .66      .65      .63
-----------------------------------------------------------------------------------------------
Net investment income                            6.37%      7.12     7.09     7.08     5.69
-----------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                    $95,666     86,682   84,314   95,185   95,782
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              158%       179      325      275      606
-----------------------------------------------------------------------------------------------

                                             ------------------------------------------------------
                                                         KEMPER INTERNATIONAL PORTFOLIO
                                             ------------------------------------------------------
                                             SIX MONTHS
                                               ENDED               YEAR ENDED DECEMBER 31,
                                              JUNE 30,     ----------------------------------------
                                                1998       1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  1.615      1.564     1.371     1.244     1.306
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .015       .011      .011      .018      .009
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .231       .130      .212      .139     (.056)
---------------------------------------------------------------------------------------------------
Total from investment operations                  .246       .141      .223      .157     (.047)
---------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .020       .020      .020      .010        --
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain             .060       .070      .010      .020      .015
---------------------------------------------------------------------------------------------------
Total dividends                                   .080       .090      .030      .030      .015
---------------------------------------------------------------------------------------------------
Net asset value, end of period                $  1.781      1.615     1.564     1.371     1.244
---------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    15.28%      9.46     16.49     12.83     (3.59)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------
Expenses                                           .88%       .91       .96       .92       .93
---------------------------------------------------------------------------------------------------
Net investment income                             1.58%       .71       .89      1.39       .74
---------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                    $233,142    200,046   163,475   134,481   122,710
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                83%        79        87       126       107
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ---------------------------------------------------------
                                                             KEMPER SMALL CAP GROWTH PORTFOLIO
                                                 ---------------------------------------------------------
                                                 SIX MONTHS    YEAR ENDED DECEMBER 31,      MAY 2 TO
                                                 ENDED JUNE   -------------------------   DECEMBER 31,
                                                  30, 1998     1997      1996     1995        1994
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  1.969      1.677    1.346    1.039       1.000
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .001       .004     .002     .005        .008
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                    .256       .488     .369     .307        .031
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .257       .492     .371     .312        .039
----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               --       .010       --     .005          --
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                 .340       .190     .040       --          --
----------------------------------------------------------------------------------------------------------
Total dividends                                       .340       .200     .040     .005          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  1.886      1.969    1.677    1.346       1.039
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        15.47%     34.20    28.04    30.07        3.95
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                               .69%       .71      .75      .87        1.25
----------------------------------------------------------------------------------------------------------
Net investment income                                  .04%       .20      .15      .42         .91
----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)        $182,282    137,415   69,137   35,373      12,909
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   278%       330      156       81          58
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                              KEMPER                                KEMPER
                                                         INVESTMENT GRADE                      CONTRARIAN VALUE
                                                          BOND PORTFOLIO                          PORTFOLIO
                                                ----------------------------------    ----------------------------------
                                                SIX MONTHS      YEAR       MAY 1      SIX MONTHS      YEAR       MAY 1
                                                  ENDED        ENDED         TO         ENDED        ENDED         TO
                                                 JUNE 30,     DEC. 31,    DEC. 31,     JUNE 30,     DEC. 31,    DEC. 31,
                                                   1998         1997        1996         1998         1997        1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 1.118        1.036      1.000         1.518        1.174       1.000
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .016         .066       .031          .031         .031        .015
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                  .018         .026       .005          .134         .323        .159
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    .034         .092       .036          .165         .354        .174
------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .030         .010         --          .010         .010          --
------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain               .010           --         --          .040           --          --
------------------------------------------------------------------------------------------------------------------------
Total dividends                                     .040         .010         --          .050         .010          --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 1.119        1.118      1.036         1.637        1.518       1.174
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       3.74%        9.04       3.57         11.10        30.38       17.36
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                             .80%         .80        .87           .81          .80         .90
------------------------------------------------------------------------------------------------------------------------
Net investment income                               5.55%        6.23       4.93          1.94         2.38        2.42
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                             .80%         .80        .87           .81          .80         .92
------------------------------------------------------------------------------------------------------------------------
Net investment income                               5.55%        6.23       4.93          1.94         2.38        2.40
------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)       $27,304       15,504      1,998       229,707      162,380      21,305
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                 171%         311         75            58           46          57
------------------------------------------------------------------------------------------------------------------------

NOTE TO ALL PORTFOLIOS: Data for the period ended June 30, 1998 is unaudited.

FINANCIAL HIGHLIGHTS

                 KEMPER                             KEMPER                             KEMPER
               SMALL CAP                            VALUE+                          HORIZON 20+
            VALUE PORTFOLIO                    GROWTH PORTFOLIO                      PORTFOLIO
    --------------------------------   --------------------------------   --------------------------------
    SIX MONTHS     YEAR      MAY 1     SIX MONTHS     YEAR      MAY 1     SIX MONTHS     YEAR      MAY 1
      ENDED       ENDED        TO        ENDED       ENDED        TO        ENDED       ENDED        TO
     JUNE 30,    DEC. 31,   DEC. 31,    JUNE 30,    DEC. 31,   DEC. 31,    JUNE 30,    DEC. 31,   DEC. 31,
       1998        1997       1996        1998        1997       1996        1998        1997       1996
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
       1.227       1.019      1.000       1.425       1.146      1.000       1.378       1.154     1.000
----------------------------------------------------------------------------------------------------------

        .004        .012       .013        .043        .012       .008        .008        .020      .012
----------------------------------------------------------------------------------------------------------
        .027        .206       .006        .152        .277       .138        .158        .214      .142
----------------------------------------------------------------------------------------------------------
        .031        .218       .019        .195        .289       .146        .166        .234      .154
----------------------------------------------------------------------------------------------------------

          --        .010         --          --        .010         --        .010        .010        --
----------------------------------------------------------------------------------------------------------
        .030          --         --        .040          --         --        .040          --        --
----------------------------------------------------------------------------------------------------------
        .030        .010         --        .040        .010         --        .050        .010        --
----------------------------------------------------------------------------------------------------------
       1.228       1.227      1.019       1.580       1.425      1.146       1.494       1.378     1.154
----------------------------------------------------------------------------------------------------------
        2.29       21.73       1.86       13.62       25.47      14.60       12.11       20.48     15.37
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
         .81         .84        .90         .82         .84        .90         .85         .93       .81
----------------------------------------------------------------------------------------------------------
        1.01        1.18       2.25         .69         .95        .97        1.64        1.58      1.71
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
         .81         .84        .92         .82         .84       1.01         .85         .93      1.13
----------------------------------------------------------------------------------------------------------
        1.01        1.18       2.23         .69         .95        .86        1.64        1.58      1.39
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
     102,478      76,108     13,307     122,827      69,094     10,196      29,103      16,659     3,759
----------------------------------------------------------------------------------------------------------
          42          22         61          26          50         25          26          75        60
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                              KEMPER                                KEMPER
                                                           HORIZON 10+                            HORIZON 5
                                                            PORTFOLIO                             PORTFOLIO
                                                ----------------------------------    ----------------------------------
                                                SIX MONTHS      YEAR       MAY 1      SIX MONTHS      YEAR       MAY 1
                                                  ENDED        ENDED         TO         ENDED        ENDED         TO
                                                 JUNE 30,     DEC. 31,    DEC. 31,     JUNE 30,     DEC. 31,    DEC. 31,
                                                   1998         1997        1996         1998         1997        1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 1.289        1.114      1.000         1.224        1.096      1.000
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      .002         .034       .018          .012         .043       .023
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .114         .151       .096          .066         .095       .073
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    .116         .185       .114          .078         .138       .096
------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .010         .010         --          .010         .010         --
------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain               .030           --         --          .030           --         --
------------------------------------------------------------------------------------------------------------------------
Total dividends                                     .040         .010         --          .040         .010         --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 1.365        1.289      1.114         1.262        1.224      1.096
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       9.01%       16.77      11.37          6.37        12.70       9.59
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER
  EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                             .77%         .83        .78           .89          .97        .83
------------------------------------------------------------------------------------------------------------------------
Net investment income                               2.80%        2.77       2.69          3.73         3.63       3.60
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE
  EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                             .77%         .83       1.01           .89          .97       1.01
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.80%        2.77       2.46          3.73         3.63       3.42
------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)       $37,898       22,553      5,727        23,945       14,258      2,534
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                  21%          67         76            22           89         13
------------------------------------------------------------------------------------------------------------------------

NOTE TO ALL PORTFOLIOS: Data for the period ended June 30, 1998 is unaudited.

FINANCIAL HIGHLIGHTS

                                                                                                    KEMPER
                                                    KEMPER-DREMAN    KEMPER-DREMAN    KEMPER     INTERNATIONAL
           KEMPER                  KEMPER            HIGH RETURN       FINANCIAL      GLOBAL      GROWTH AND
          BLUE CHIP             GLOBAL INCOME           EQUITY         SERVICES      BLUE CHIP      INCOME
          PORTFOLIO               PORTFOLIO           PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO
    ---------------------   ---------------------   --------------   -------------   ---------   -------------
    SIX MONTHS    MAY 1     SIX MONTHS    MAY 1          FOR THE PERIOD MAY 4          FOR THE PERIOD MAY 5
      ENDED         TO        ENDED         TO             (COMMENCEMENT OF              (COMMENCEMENT OF
     JUNE 30,    DEC. 31,    JUNE 30,    DEC. 31,           OPERATIONS) TO                OPERATIONS) TO
       1998        1997        1998        1997             JUNE 30, 1998                  JUNE 30, 1998
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
       1.115       1.000      1.029       1.000          1.000           1.000         1.000         1.000
--------------------------------------------------------------------------------------------------------------

        .005        .017      (.003)       .036           .002            .001            --            --
--------------------------------------------------------------------------------------------------------------
        .106        .098       .030       (.007)         (.026)          (.007)        (.012)        (.003)
--------------------------------------------------------------------------------------------------------------
        .111        .115       .027        .029          (.024)          (.006)        (.012)        (.003)
--------------------------------------------------------------------------------------------------------------

        .010          --       .020          --             --              --            --            --
--------------------------------------------------------------------------------------------------------------
          --          --       .010          --             --              --            --            --
--------------------------------------------------------------------------------------------------------------
        .010          --       .030          --             --              --            --            --
--------------------------------------------------------------------------------------------------------------
       1.216       1.115      1.026       1.029           .976            .994          .988          .997
--------------------------------------------------------------------------------------------------------------
        9.23       11.54       2.72        2.87          (2.42)           (.61)        (1.20)         (.30)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
         .82         .95       1.07        1.10           1.63             .99          1.57          1.12
--------------------------------------------------------------------------------------------------------------
        1.46        2.07       4.66        5.36           3.28            1.64          2.01          3.63
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
         .82         .95       1.07        1.10           3.11            4.29         22.44         26.99
--------------------------------------------------------------------------------------------------------------
        1.46        2.07       4.66        5.36           1.80           (1.66)       (18.86)       (22.24)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      47,243      18,421      4,643       2,145         11,062           4,977           872           858
--------------------------------------------------------------------------------------------------------------
         108          78        200         290              2              --            20            42
--------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

----------------------------------------------------------
CORPORATE OBLIGATIONS                            VALUE
----------------------------------------------------------
----------------------------------------------------------
BANKING--5.8%
----------------------------------------------------------
     Deutsche Bank Financial, Inc.
       5.55%, 7/6/98                            $  2,998
     Svenska Handelsbanken
       5.57%, 7/9/98                               2,996
     -----------------------------------------------------
                                                   5,994
----------------------------------------------------------
BUSINESS LOANS--21.5%
----------------------------------------------------------
     Broadway Capital Corp.
       5.68%, 7/28/98                              2,987
     Enterprise Funding Capital Corp.
       5.62%, 8/28/98                              2,973
     Golden Manager's Acceptance Corp.
       5.62%, 7/10/98                              3,994
     Madison Funding Corp.
       5.64%, 7/13/98                              3,992
     Quincy Capital Corp.
       5.58%, 7/22/98                              2,224
     Receivables Capital Corp.
       5.57%, 7/10/98                              2,996
     Wood Street Funding Corp.
       5.58%, 8/7/98                               2,983
     -----------------------------------------------------
                                                  22,149
----------------------------------------------------------
CAPITAL AND EQUIPMENT LENDING--14.5%
----------------------------------------------------------
     Ace Overseas Corp.
       5.63%, 9/8/98                               2,968
     Caterpillar Financial Services Corp.
       5.57%, 8/26/98                              3,966
     Centric Capital Corp.
       5.60%, 8/14/98                              2,980
     Fountain Square Commercial Funding
     Corp.
       5.58%, 7/6/98                               2,998
(a)  Sigma Finance, Inc.
       5.63%, 7/1/98                               2,000
     -----------------------------------------------------
                                                  14,912
----------------------------------------------------------
CAPTIVE BUSINESS LENDING--12.6%
----------------------------------------------------------
     CSW Credit, Inc.
       5.58%, 7/28/98                              3,983
(a)  FINOVA Capital Corp.
       5.74%, 9/11/98                              3,000
     Girsa Funding Corp.
       5.61%, 7/31/98                              2,986
     Philip Morris Capital Corp.
       5.54%, 7/2/98                               2,999
     -----------------------------------------------------
                                                  12,968
----------------------------------------------------------
CONSUMER LENDING--2.9%
----------------------------------------------------------
     Transamerica Finance Corp.
       5.58%, 8/17/98                              2,978
     -----------------------------------------------------

----------------------------------------------------------
                                                 VALUE
----------------------------------------------------------
----------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES--5.8%
----------------------------------------------------------
     Fortune Brands, Inc.
       5.56%, 7/14/98                           $  2,994
     Tribune Co.
       5.54%, 7/8/98                               2,997
     -----------------------------------------------------
                                                   5,991

----------------------------------------------------------
DIVERSIFIED FINANCE--2.9%
----------------------------------------------------------
     Variable Funding Capital Corp.
       5.57%, 7/10/98                              2,996
     -----------------------------------------------------

----------------------------------------------------------
FINANCIAL SERVICES--15.1%
----------------------------------------------------------
(a)  Bear Stearns Cos., Inc.
       5.62%, 7/20/98                              2,000
(a)  Goldman Sachs Group, L.P.
       5.58%, 7/11/98                              2,000
(a)  Lehman Brothers Holdings, Inc.
       5.71%, 7/20/98                              2,000
     Merrill Lynch & Co., Inc.
       5.62%, 7/6/98                               2,000
(a)    5.58%, 8/12/98                              2,484
(a)  J.P. Morgan & Co., Inc.
       5.55%, 8/7/98                               2,998
(a)  Morgan Stanley, Dean Witter,
     Discover & Co.
       5.61%, 9/18/98                              2,000
     -----------------------------------------------------
                                                  15,482

----------------------------------------------------------
HEALTH CARE--2.9%
----------------------------------------------------------
     Baxter International, Inc.
       5.56%, 7/24/98                              2,989
     -----------------------------------------------------

----------------------------------------------------------
 MANUFACTURING/INDUSTRIAL--4.9%
----------------------------------------------------------
     Cooper Industries, Inc.
       6.25%, 7/1/98                               2,000
     Monsanto Co.
       5.53%, 7/6/98                               2,998
     -----------------------------------------------------
                                                   4,998

----------------------------------------------------------
 MUNICIPAL OBLIGATION--2.9%
----------------------------------------------------------
     California, Pollution Control Revenue
       5.62%, 9/11/98                              3,000
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                                 VALUE
----------------------------------------------------------
UTILITIES--5.8%
----------------------------------------------------------
     AES Hawaii, Inc.
       5.55%, 7/2/98                            $  3,000
     GTE Corp.
       5.61%, 7/23/98                              2,990
     -----------------------------------------------------
                                                   5,990
     -----------------------------------------------------
     TOTAL CORPORATE
     OBLIGATIONS--97.6%
     (AVERAGE MATURITY: 28 DAYS)                 100,447
     -----------------------------------------------------

----------------------------------------------------------
CERTIFICATES OF DEPOSIT AND BANK NOTES
----------------------------------------------------------
(a)  AmSouth Bank of Alabama
       5.55%, 7/23/98                              2,000
(a)  Bank One
       5.64%, 7/7/98                               2,000
(a)  Mellon Bank, N.A.
       5.60%, 8/7/98                               2,000
     -----------------------------------------------------
     TOTAL CERTIFICATES
     OF DEPOSIT AND BANK NOTES--5.8%
     (AVERAGE MATURITY: 21 DAYS)                   6,000
     -----------------------------------------------------
     TOTAL INVESTMENTS--103.4%
     (AVERAGE MATURITY: 26 DAYS)                 106,447
     -----------------------------------------------------
     LIABILITIES, LESS OTHER ASSETS--(3.4)%       (3,525)
     -----------------------------------------------------
     NET ASSETS--100%                           $102,922
     -----------------------------------------------------

NOTES TO KEMPER MONEY MARKET PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate securities. The rates shown are the current rates at June 30, 1998. The dates shown represent the demand date or next interest rate change date.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

---------------------------------------------------------
                                   PRINCIPAL
                                   AMOUNT OR
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES    VALUE
---------------------------------------------------------
U.S. TREASURY BONDS
---------------------------------------------------------
     10.75%, 2003                  $  4,265    $  5,175
     10.75%, 2005                    10,495      13,652
     10.375%, 2009                    4,865       6,080
     9.125%, 2009                     4,870       5,703
     12.75%, 2010                     9,200      13,101
     13.875%, 2011                   16,180      24,563
     12.00%, 2013                    10,120      15,008
     10.625%, 2015                   23,300      35,827
     8.75%, 2020                      4,000       5,501
     6.50%, 2026                      3,100       3,443
     6.00%, 2026                      1,030       1,072
     6.625%, 2027                     1,900       2,146
     6.125%, 2027                       725         777
     ----------------------------------------------------
                                                132,048
---------------------------------------------------------
U.S. TREASURY NOTES
---------------------------------------------------------
     7.75%, 2000                      6,000       6,199
     6.375%, 2000                     1,000       1,012
     7.875%, 2001                     7,000       7,459
     7.75%, 2001                      9,000       9,481
     6.625%, 2002                     3,340       3,462
     6.25%, 2003                      1,800       1,852
     5.50%, 2003                      8,000       7,995
     7.25%, 2004                      1,750       1,899
     5.875%, 2004                       175         178
     7.50%, 2005                      1,005       1,112
     7.00%, 2006                      7,540       8,236
     6.625%, 2007                       275         295
     5.625%, 2008                       250         253
     5.50%, 2008                      4,760       4,756
     ----------------------------------------------------
                                                 54,189
---------------------------------------------------------
PROVINCE OF QUEBEC, CANADA
---------------------------------------------------------
     8.625%, 2005                     1,500       1,696
     ----------------------------------------------------
     TOTAL GOVERNMENT
     OBLIGATIONS--22.2%
     (Cost: $182,767)                           187,933
     ----------------------------------------------------

     COMMON STOCKS
---------------------------------------------------------
BASIC INDUSTRIES--.7%
---------------------------------------------------------
     PPG Industries, Inc.            65,000shs.   4,522
     Sealed Air Corp.                35,175       1,379
     ----------------------------------------------------
                                                  5,901
---------------------------------------------------------
CAPITAL GOODS--5.0%
---------------------------------------------------------
     B.F. Goodrich Co.              210,000      10,421
     Emerson Electric Co.           100,000       6,036
     General Electric Co.           180,000      16,380
     Raytheon Co., "A"               44,992       2,593
     Sundstrand Corp.                75,000       4,294
     York International Corp.        60,000       2,614
     ----------------------------------------------------
                                                 42,338

---------------------------------------------------------
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES    VALUE
---------------------------------------------------------
---------------------------------------------------------
CONSUMER CYCLICALS--10.1%
---------------------------------------------------------
(b)  Ascend Communications, Inc.     40,000    $  1,982
     Black & Decker Corp.            80,000       4,880
(b)  Consolidated Stores Corp.      117,500       4,259
     Dana Corp.                     100,000       5,350
(b)  Federated Department Stores     90,000       4,843
(b)  FORE Systems, Inc.             100,000       2,650
(b)  General Motors Corp., Class
     H                               80,000       3,770
     Home Depot                      40,000       3,323
     May Department Stores Co.       72,000       4,716
     Owens Corning                   80,000       3,265
(b)  Proffitt's, Inc.                90,000       3,634
     R.R. Donnelley & Sons Co.      260,000      11,895
(b)  SPX Corp.                       40,000       2,575
     Sears, Roebuck & Co.           160,000       9,770
     Time Warner, Inc.              130,000      11,107
(b)  Univision Communications,
     Inc.                           190,000       7,078
     ----------------------------------------------------
                                                 85,097
---------------------------------------------------------
CONSUMER DURABLES--3.1%
---------------------------------------------------------
     Federal-Mogul Corp.            100,000       6,750
     Goodyear Tire & Rubber Co.      80,000       5,155
     Leggett & Platt, Inc.          240,000       6,000
     Stanley Works                  200,000       8,313
     ----------------------------------------------------
                                                 26,218
---------------------------------------------------------
CONSUMER STAPLES--3.4%
---------------------------------------------------------
     Best Foods                     110,000       6,387
     H.J. Heinz Co.                  60,000       3,368
     Kimberly Clark Corp.            80,000       3,670
     McCormick & Co., Inc.          200,000       7,144
     Sara Lee Corp.                  40,000       2,238
     Unilever, N.V., ADR             80,000       6,315
     ----------------------------------------------------
                                                 29,122
---------------------------------------------------------
ENERGY--4.9%
---------------------------------------------------------
     AMOCO Corp.                     50,000       2,081
     Atlantic Richfield Co.          30,000       2,344
     Chevron Corp.                   80,000       6,645
     Enron Corp.                    200,000      10,812
     Exxon Corp.                     83,200       5,933
     Mobil Corp.                     70,000       5,364
     Royal Dutch Petroleum Co.       40,000       2,193
     Texaco, Inc.                    40,000       2,388
     Unocal Corp.                   100,000       3,575
     ----------------------------------------------------
                                                 41,335
---------------------------------------------------------
FINANCE--10.9%
---------------------------------------------------------
     Allstate Corp.                  40,000       3,662
     American Express Co.            30,000       3,420
     American General Corp.         180,000      12,814
     AmSouth Bancorporation          75,000       2,948

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


----------------------------------------------------------
                                    NUMBER
                                   OF SHARES    VALUE
----------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------
     Associates First Capital
     Corp.                           40,000    $  3,075
     Beneficial Corp.                70,000      10,723
     CIGNA Corp.                    120,000       8,280
     Federal Home Loan Mortgage
       Corp.                         40,000       1,882
     Federal National Mortgage
       Association                   40,000       2,430
     H.F. Ahmanson & Co.             55,000       3,905
     Household International        105,000       5,224
     Jefferson-Pilot Corp.          147,900       8,569
     Morgan Stanley, Dean Witter,
       Discover & Co.                45,000       4,112
     PNC Bank Corp., N.A.            90,000       4,843
     SLM Holding Corp.               40,000       1,960
     Torchmark Corp.                140,000       6,405
     Washington Mutual, Inc.        120,000       5,213
     Wells Fargo & Co.                8,000       2,952
     -----------------------------------------------------
                                                 92,417
----------------------------------------------------------
HEALTH CARE--9.1%
----------------------------------------------------------
     Abbott Laboratories            200,000       8,175
(b)  ALZA Corp.                     190,000       8,217
     American Home Products Corp.   160,000       8,280
     Biomet, Inc.                   250,000       8,266
     Bristol-Myers Squibb Co.        54,000       6,207
     Glaxo Wellcome, PLC            185,000      11,065
(b)  HEALTHSOUTH Corp.              140,000       3,736
     Novartis, ADR                   95,000       7,861
     Perkin-Elmer Corp.              85,000       5,286
     Rhone-Poulence, S.A., with
       warrants                      65,000       4,084
     Schering-Plough Corp.           65,000       5,956
     -----------------------------------------------------
                                                 77,133
----------------------------------------------------------
TECHNOLOGY--7.4%
----------------------------------------------------------
     Alcatel Alsthom                180,000       7,324
(b)  Analog Devices                 110,000       2,702
(b)  Cisco Systems                   45,000       4,143
(b)  Computer Sciences Corp.        160,000      10,240
(b)  Gartner Group, "A"             134,300       4,701
     Hewlett-Packard Co.             65,000       3,892
     International Business
       Machines Corp.               100,000      11,481
     Motorola                        45,000       2,365
(b)  Parametric Technology Corp.    200,000       5,425
(b)  Sterling Commerce, Inc.         60,000       2,910
(b)  Sun Microsystems               170,000       7,384
     -----------------------------------------------------
                                                 62,567
----------------------------------------------------------
TRANSPORTATION--1.2%
----------------------------------------------------------
     CSX Corp.                       70,000       3,185
     Canadian Pacific, Ltd.         150,000       4,256
     Norfolk Southern Corp.         100,000       2,981
     -----------------------------------------------------
                                                 10,422

----------------------------------------------------------
                                      NUMBER
                                    OF SHARES
                                   OR PRINCIPAL
                                      AMOUNT       VALUE
----------------------------------------------------------
UTILITIES--4.4%
----------------------------------------------------------
     AT&T Corp.                       140,000     $  7,997
(b)  AirTouch Communications           20,000        1,169
     Ameritech Corp.                  120,000        5,385
     Cincinnati Bell, Inc.            290,000        8,301
     SBC Communications, Inc.         100,000        4,000
     Sprint Corp.                      90,000        6,345
(b)  WorldCom, Inc.                    80,000        3,874
     -----------------------------------------------------
                                                    37,071
     -----------------------------------------------------
     TOTAL COMMON STOCKS--60.2%
     (Cost: $404,122)                              509,621
     -----------------------------------------------------
     CORPORATE OBLIGATIONS
----------------------------------------------------------
ASSET BACKED SECURITIES--.1%
----------------------------------------------------------
     Pacific Gas & Electric,
       6.42%, 2008                   $    400          409
     Southern California Edison
     Co.
       6.22%, 2004                        100          101
       6.28%, 2005                         50           51
     -----------------------------------------------------
                                                       561
----------------------------------------------------------
BASIC INDUSTRIES--1.7%
----------------------------------------------------------
     Case Credit Corp.,
       6.75%, 2007                        500          511
     Euramax International, PLC,
       11.25%, 2006                     2,850        3,078
     Gaylord Container Corp.,
       9.875%, 2008                     2,500        2,419
     MMI Products, Inc.,
       11.25%, 2007                       400          438
     Plainwell, Inc.,
       11.00%, 2008                       870          874
     Renco Steel Holdings,
       10.875%, 2005                    2,500        2,506
     Riverwood International,
       10.25%, 2006                     2,650        2,710
     Stone Container Corp.
       11.50%, 2006                       500          566
       12.58%, 2016                     1,000        1,115
     -----------------------------------------------------
                                                    14,217
----------------------------------------------------------
CAPITAL GOODS--.2%
----------------------------------------------------------
     Neenah Corp.,
       11.125%, 2007                    1,000        1,090
     Raytheon Co.,
       6.75%, 2007                        650          668
     -----------------------------------------------------
                                                     1,758
----------------------------------------------------------
CONSUMER CYCLICALS--5.5%
----------------------------------------------------------
     AFC Enterprises, Inc.,
       10.25%, 2007                       700          743
     AMF Bowling World
(a)    12.25%, 2006                       612          490
       10.875%, 2006                    2,100        2,239
     American Radio Systems,
       9.00%, 2006                      1,260        1,348
     Big Flower Press, Inc.,
       8.875%, 2007                     2,500        2,544

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                   PRINCIPAL
                                    AMOUNT      VALUE
----------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
----------------------------------------------------------
     CSC Holdings, Inc.,
       9.25%, 2005                 $  1,800    $  1,922
     Cinemark USA, Inc.,
       9.625%, 2008                   1,360       1,401
     Cole National Group,
       9.875%, 2006                   2,640       2,851
     Comcast Cable
     Communications, Inc.,
       8.50%, 2027                      325         391
     Comcast Corp.,
       9.375%, 2005                   1,500       1,605
(a)  Comcast UK Cable Partners,
     Ltd.,
       11.20%, 2007                   2,880       2,394
     Dayton Hudson Corp.,
       7.50%, 2006                      600         645
     Delco Remy International,
       10.625%, 2006                  1,000       1,075
     Empress River Casino,
       10.75%, 2002                   2,000       2,172
     Federated Department Stores,
     Inc.,
       10.00%, 2001                   1,350       1,473
     Granite Broadcasting Corp.,
       9.375%, 2005                   1,240       1,276
     Hayes Wheels International,
     Inc.,
       11.00%, 2006                   1,500       1,695
     K-III Communications Corp.,
       8.50%, 2006                      750         761
     Kinder-Care Learning
     Centers,
       9.50%, 2009                      500         504
     News American Holdings,
     Inc.,
       9.25%, 2013                      405         490
     Pathmark Stores, Inc.,
       9.625%, 2003                   2,545       2,570
     Rogers Cantel Mobile, Inc.,
       8.80%, 2007                    2,100       2,079
     Royal Caribbean Cruises,
     Ltd.,
       8.25%, 2005                    1,250       1,365
     Sinclair Broadcasting Group,
     Inc.,
       8.75%, 2007                      850         873
     Tele-Communications, Inc.,
       9.80%, 2012                    1,100       1,417
(a)  TeleWest Communications,
     PLC,
       11.00%, 2007                   4,020       3,311
     Time Warner, Inc.
       9.125%, 2013                     425         516
       9.15%, 2023                      450         566
     United Artists Theatre Co.,
       9.75%, 2008                      550         549
     Viacom, Inc.,
       8.00%, 2006                    2,500       2,569
     Windy Hill Pet Food Company,
     Inc.,
       9.75%, 2007                    1,300       1,359
     WorldCom, Inc.
       7.75%, 2007                      225         244
       7.75%, 2027                      825         924
     -----------------------------------------------------
                                                 46,361

----------------------------------------------------------
                                   PRINCIPAL
                                    AMOUNT      VALUE
----------------------------------------------------------
CONSUMER DURABLES--.3%
----------------------------------------------------------
     Del Webb Corp.,
       9.75%, 2008                 $  2,600    $  2,590
     Kevco,
       10.375%, 2007                    345         359
     Nortek, Inc.,
       9.875%, 2004                      90          92
     -----------------------------------------------------
                                                  3,041

----------------------------------------------------------
ENERGY--.7%
----------------------------------------------------------
     Benton Oil & Gas Co.,
       11.625%, 2003                    500         530
     Clark Refining & Marketing,
     Inc.,
       8.875%, 2007                   1,000         999
     Dailey International, Inc.,
       9.50%, 2008                      280         274
     Espirito Santos Centrais
     Electricas S.A.,
       10.00%, 2007                     490         412
     GTE North, Inc.,
       6.90%, 2008                    1,350       1,417
     Gulf Canada Resources, Ltd.,
       9.25%, 2004                    1,500       1,566
     GulfMark Offshore, Inc,
       8.75%, 2008                    1,120       1,086
     -----------------------------------------------------
                                                  6,284
----------------------------------------------------------
FINANCE--2.1%
----------------------------------------------------------
     AB Spintab,
       7.50%, 2049                      800         835
     ABN Amro Bank
       8.25%, 2009                    1,250       1,360
     Abbey National, PLC,
       6.69%, 2005                      775         792
     AEGON, N.V.,
       8.00%, 2006                    1,000       1,103
     BCH Cayman Islands,
       7.50%, 2005                    1,070       1,128
     Crestar Financial Corp.,
       8.25%, 2002                      600         643
     Den Danske Bank,
       6.375%, 2008                   1,250       1,235
     FINOVA Capital Corp.,
       6.50%, 2002                      550         557
     Fleet Financial Group, Inc.
       8.125%, 2004                     100         109
       8.625%, 2007                     625         718
     Ford Motor Credit Corp.,
       7.75%, 2005                      600         647
     General Electric Capital
     Corp.
       8.75%, 2007                    1,100       1,293
       8.625%, 2008                     400         471
     Lehman Brothers Holdings
       7.25%, 2003                      250         260
       7.375%, 2007                   1,000       1,057
     Morgan Stanley Group, Inc.,
       6.875%, 2007                     750         778
     NationsBank Corp.,
       9.50%, 2004                      600         696
     Repsol International
     Finance,
       7.00%, 2005                    1,000       1,042

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                   PRINCIPAL
                                    AMOUNT      VALUE
----------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------
     Scotland International
     Finance
     Co., B.V.,
       8.80%, 2004                 $    250    $    279
     Skandinaviska Enskilda
     Banken,
       6.625%, 2049                   1,000       1,004
     Svenska Handelsbanken,
       7.125%, 2049                     650         667
     Wells Fargo & Co.,
       6.875%, 2006                     750         780
     -----------------------------------------------------
                                                 17,454

----------------------------------------------------------
HEALTH CARE--.4%
----------------------------------------------------------
     Magellan Health Services,
       9.00%, 2008                    2,500       2,475
(a)  Paragon Health Networks,
       10.50%, 2007                   1,500         990
     -----------------------------------------------------
                                                  3,465
----------------------------------------------------------
TRANSPORTATION--.5%
----------------------------------------------------------
     Continental Airlines
       7.75%, 2014                      474         511
       6.90%, 2018                      400         409
     Norfolk Southern Corp.,
       7.35%, 2007                      600         645
     TFM, S.A. de C.V.,
       10.25%, 2007                   2,500       2,463
     -----------------------------------------------------
                                                  4,028
----------------------------------------------------------
UTILITIES--1.3%
----------------------------------------------------------
     American Cellular Corp.,
       10.50%, 2008                     970         968
(a)  Call-Net Enterprises, Inc.,
       13.25%, 2004                     500         478
     Commonwealth Edison
       7.375%, 2004                     850         887
       7.00%, 2005                      250         259

----------------------------------------------------------
                                   PRINCIPAL
                                    AMOUNT      VALUE
----------------------------------------------------------
UTILITIES--CONTINUED
----------------------------------------------------------
(a)  Diamond Cable
     Communications, PLC
       11.75%, 2005                $    260    $    214
       10.75%, 2007                     740         545
     Hyder, PLC,
       6.875%, 2007                     550         563
(a)  McLeod, Inc.,
       10.50%, 2007                   2,800       2,086
(a)  NTL, Inc.
       12.75%, 2005                     330         290
       11.50%, 2006                   2,270       1,839
(a)  Nextel Communications,
       9.95%, 2008                    3,575       2,297
     Yorkshire Power Finance,
       6.496%, 2008                     450         447
     -----------------------------------------------------
                                                 10,873
     -----------------------------------------------------
     TOTAL CORPORATE OBLIGATIONS--12.8%
     (Cost: $105,584)                           108,042
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--3.7%
     Yield--5.63% to 6.25%
     Due--July 1998
     (Cost: $30,982)                 31,000      30,983
     -----------------------------------------------------
     TOTAL INVESTMENTS--98.9%
     (Cost: $723,455)                           836,579
     -----------------------------------------------------
     CASH AND OTHER ASSETS, LESS
     LIABILITIES--1.1%                            9,666
     -----------------------------------------------------
     NET ASSETS--100%                          $846,245
     -----------------------------------------------------

NOTES TO KEMPER TOTAL RETURN PORTFOLIO OF INVESTMENTS

(a) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(b) Non-income producing security.

Based on the cost of investments of $723,455,000 for federal income tax purposes at June 30, 1998 the gross unrealized appreciation was $119,758,000, the gross unrealized depreciation was $6,634,000 and the net unrealized appreciation on investments was $113,124,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      PRINCIPAL
           GOVERNMENT OBLIGATIONS      AMOUNT      VALUE
----------------------------------------------------------
REPUBLIC OF KOREA
----------------------------------------------------------
          8.875%, 2008                 $ 2,000    $  1,830
----------------------------------------------------------
UNITED MEXICAN STATES
----------------------------------------------------------
          8.625%, 2008                   2,010       1,948
        --------------------------------------------------
        TOTAL GOVERNMENT OBLIGATIONS--.8%
        (Cost: $3,940)                               3,778
        --------------------------------------------------

        CORPORATE OBLIGATIONS
----------------------------------------------------------
BROADCASTING, CABLESYSTEMS AND PUBLISHING--14.6%
----------------------------------------------------------
        Affinity Group, Inc.,
          11.50%, 2003                   1,590       1,669
        American Banknote Corp.,
          11.25%, with warrants,
          2007                           1,200       1,182
(b)     American Lawyer,
          12.25%, 2008                     220         141
        American Radio Systems,
          9.00%, 2006                    1,260       1,348
(a)(b)  Australis Holdings
          14.00%, 2000                     355         249
        15.00%, with warrants, 2002      3,660         366
        Big Flower Press, Inc.,
          8.875%, 2007                   2,390       2,432
        Busse Broadcasting,
          11.625%, 2000                    680         729
        CCA Holdings,
          13.00%, 1999                   1,000       1,530
        CSC Holdings, Inc.
          9.25%,  2005                     620         662
          7.875%, 2007                     270         284
          8.125%, 2009                     870         927
          9.875%, 2013                   1,145       1,274
          10.50%, 2016                   1,640       1,935
        Capstar Broadcasting
          9.25%, 2007                    1,610       1,686
(b)     12.75%, 2009                     1,020         775
        Century Communications Corp.
        9.50%, 2005                        300         325
        8.375%, 2007                       550         567
        Chancellor Media Corp.,
          8.125%, 2007                   2,140       2,169
(b)     Charter Communications,
          14.00%, 2007                   1,870       1,538
        Comcast Cellular Holdings,
        Inc.,
        9.50%, 2007                      4,010       4,180
        Comcast Corp.,
          9.125%, 2006                   2,630       2,817
(b)     Comcast UK Cable Partners, Ltd.,
          11.20%, 2007                   4,630       3,849
(b)     DIVA Systems Corp.,
          12.625%, 2008                  1,600         752
(b)     Diamond Cable
        Communication, PLC
          13.25%, 2004                   1,990       1,873
          11.75%, 2005                     730         601
          10.75%, 2007                     410         302
        EZ Communications,
          9.75%, 2005                      590         648
        Frontiervision
          11.00%, 2006                   1,260       1,399
(b)       11.875%, 2007                  1,510       1,193
        Granite Broadcasting Corp.,
          10.375%, 2005                    670         711

----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
BROADCASTING, CABLESYSTEMS AND PUBLISHING--CONTINUED
----------------------------------------------------------
        Interep National Radio Sales,
          Inc.
          10.00%, 2008                 $ 1,060    $  1,068
        Intermedia Capital Partners,
          11.25%, 2006                   1,300       1,463
        Mediacom LLC,
          8.50%, 2008                      580         578
        NTL, Inc.
(b)       12.75%, 2005                   3,680       3,238
          10.00%, 2007                     550         587
        Newsquest Capital, PLC,
          11.00%, 2006                     960       1,085
(b)     PX Escrow Corp.,
          9.625%, 2006                   2,680       1,930
        Price Communications Corp.,
          9.125%, 2006                   1,330       1,333
        Rogers Communications,
          8.875%, 2007                     630         635
        SFX Entertainment, Inc.,
          9.125%, 2008                   4,105       4,023
        Salem Communications Corp.,
          9.50%, 2007                      770         803
        Sinclair Broadcasting Group, Inc.
          9.00%, 2007                      350         362
          8.75%, 2007                      940         966
        Star Choice,
          13.00%, with warrants,
          2005                             750         808
        Sullivan Broadcasting
          10.25%, 2005                     410         467
          13.25%, 2006                     810       1,353
        TeleWest Communications, PLC
          9.625%, 2006                   1,200       1,262
(b)       11.00%, 2007                   3,715       3,060
(b)     Transwestern Holdings,
          11.875%, 2008                    420         277
        Transwestern Publishing,
          9.625%, 2007                   1,140       1,163
(b)     21st Century Telecom Group,
           Inc.,
           12.25%, with warrants, 2008   1,000         583
(b)     UIH Australia Pacific, Inc.,
          14.00%, with warrants,
          2006                             750         450
(b)     United International Holdings,
          10.75%, 2008                   2,400       1,476
        --------------------------------------------------
                                                    69,083
----------------------------------------------------------
BUSINESS SERVICES--1.9%
----------------------------------------------------------
        Allied Waste Industries
          10.25%, 2006                     790         867
(b)       11.30%, 2007                   1,770       1,294
        Corporate Express, Inc.,
          4.50%, 2000                    1,700       1,564
        General Binding Corp.,
          9.375%, 2008                     640         650
        Intertek Finance,
          10.25%, 2006                     940         982
        Outdoor Systems, Inc.
          9.375%, 2006                   2,395       2,539
          8.875%, 2007                   1,130       1,175
        --------------------------------------------------
                                                     9,071
----------------------------------------------------------
CHEMICALS AND AGRICULTURE--2.9%
----------------------------------------------------------
        Agriculture, Mining and
        Chemicals, Inc.,
          10.75%, 2003                   1,790       1,897
        Atlantis Group, Inc.,
          11.00%, 2003                   1,735       1,791

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
CHEMICALS AND AGRICULTURE--CONTINUED
----------------------------------------------------------
        Hines Horticulture,
          11.75%, 2005                 $   610    $    668
        Huntsman Polymer Corp.,
          11.75%, 2004                   2,180       2,392
        NL Industries, Inc.
          11.75%, 2003                   1,330       1,470
(b)       13.00%, 2005                   1,350       1,401
        Octel Developments, PLC,
          10.00%, 2006                     510         521
        Terra Industries Inc.,
          10.50%, 2005                     870         940
        Texas Petrochemicals,
          11.125%, 2006                  1,410       1,523
        UCC Investors Holdings,
          Inc.,
          10.50%, 2002                     840         951
        --------------------------------------------------
                                                    13,554
----------------------------------------------------------
COMMUNICATIONS --16.5%
----------------------------------------------------------
        American Cellular Corp.,
          10.50%, 2008                   2,590       2,584
        Birch Telecom,
          14.00%, 2008                     660         661
(b)     Call-Net Enterprises, Inc.
          13.25%, 2004                     460         440
          9.27%, 2007                    1,050         742
        Communication and Power
        Industry, Inc.,
          12.00%, 2005                     585         655
(b)     Communications Cellular,
          13.125%, with warrants,
          2003                           2,200       1,831
(b)     Crown Castle International Corp.,
          10.625%, 2007                  2,500       1,700
        Dobson Communication Corp.,
          11.75%, 2007                   3,000       3,218
        Econophone, Inc.,
          13.50%, with warrants,
          2007                           2,275       2,647
        Esprit Telecom
          11.50%, 2007                   1,095       1,128
          10.875%, 2008                    660         653
        Exodus Communications, Inc.,
          11.25%, 2008                     600         602
(b)     Focal Communications Corp.,
          12.125%, 2008                  1,180         702
        GCI General Communication, Inc.,
          9.75%, 2007                    1,520       1,573
(b)     ICG Holdings,
          13.50%, 2005                   3,120       2,652
(b)     ICG Services, Inc.
          10.00%, 2008                   1,200         732
          9.875%, 2008                     700         420
(b)     IPC Information Systems,
          10.875%, 2008                  1,900       1,368
        Impsat, S.A.,
          12.375%, 2008                  2,335       2,370
        Interamerica Communications,
          14.00%, 2007                     280         274
        Intermedia Communications of
        Florida, Inc.
(b)       12.50%, 2006                     660         540
(b)       11.25%, 2007                   2,700       1,971
          8.875%, with warrants, 2007      570         760
(b)     KMC Telecom Holdings, Inc.,
          12.50%, 2008                   1,950       1,160

----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
 COMMUNICATIONS--CONTINUED
----------------------------------------------------------
        Level 3 Communications
          10.375%, 2007                $    450    $    497
          9.125%, 2008                    2,500       2,431
        Long Distance International,
          12.25%, 2008                    1,300       1,313
        MGC Communications,
          13.00%, with warrants,
          2004                            1,290       1,316
        McLeod, Inc.,
(b)       10.50%, 2007                    2,320       1,728
          9.25%, 2007                       870         903
        Metronet Communications
          12.00%, with warrants,
          2007                              550         641
(b)       10.75%, 2007                      630         414
(b)       9.95%, 2008                     2,350       1,454
(b)     Millicom International
        Cellular, S.A.,
          13.50%, 2006                    2,510       1,942
        Netia Holdings
(b)       11.25%, 2007                      795         529
          10.25%, 2007                      225         216
(b)     Nextel Communication
          9.75%, 2004                     1,480       1,441
          10.65%, 2007                    4,185       2,830
          9.75%, 2007                       530         345
          9.95%, 2008                       800         514
        Nextlink Communications
          12.50%, 2006                      950       1,070
(b)       9.45%, 2008                       920         570
          9.00%, 2008                     1,170       1,173
(b)     PTC International
        Finance, B.V.,
          10.75%, 2007                    1,810       1,235
        Performance Systems
        International, Inc.,
          10.00%, 2005                    1,000       1,020
(b)     Pinnacle Holdings,
          10.00%, 2008                    1,800       1,181
        Primus Telecommunications Group,
          11.75%, with warrants,
          2004                            1,000       1,080
        RCN Corp.
          10.00%, 2007                    1,080       1,112
(b)       11.00%, 2008                      900         536
(b)       9.80%, 2008                     1,400         840
        Rogers Cantel,
          9.75%, 2016                     2,180       2,284
(b)     SBA Communication,
          12.00%, 2008                    2,800       1,750
        Satelites Mexicanos, S.A. de
        C.V.,
          10.125%, 2004                     770         751
(b)     Spectrasite Holdings, Inc.,
          12.00%, 2008                    1,800       1,004
        Teligent, Inc.
          11.50%, 2007                      800         812
(b)       11.50%, 2008                    1,000         553
        USA Mobile Communications,
        Inc. II,
          14.00%, 2004                    1,190       1,312
        US Xchange, LLC,
          15.00%, 2008                      990       1,020
        Vanguard Cellular Systems,
          9.375%, 2006                    1,140       1,197
        Versatel Telecom,
          13.25%, 2008                      910         956

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
----------------------------------------------------------
 COMMUNICATIONS--CONTINUED
----------------------------------------------------------
        Viatel, Inc.
(b)       12.50%, 2008                 $ 1,880    $  1,147
          11.25%, 2008                     880         924
        Western Wireless Corp.,
          10.50%, 2007                   1,200       1,287
        Winstar Communication
          15.00%, 2007                     970       1,276
          11.00%, 2008                     190         189
        Winstar Equipment Corp.,
          12.50%, 2004                     190         215
        Winstar Equipment Corp. II,
          12.50%, 2004                   1,180       1,333
        --------------------------------------------------
                                                    77,724
----------------------------------------------------------
CONSTRUCTION MATERIALS--4.2%
----------------------------------------------------------
        Airxcel,
          11.00%, 2007                   1,250       1,309
        American Standard, Inc.,
          9.25%, 2016                    1,445       1,488
        Brand Scaffold Services,
          Inc.,
          10.25%, 2008                     500         507
(b)     Building Materials
        Corporation of America,
          11.75%, 2004                   3,895       3,837
        Desa International,
          9.875%, 2007                   2,950       2,891
        Falcon Building Products,
          Inc.,
          9.50%, 2007                      670         657
        Kevco,
          10.375%, 2007                  1,615       1,680
        Nortek, Inc.
          9.875%, 2004                   1,240       1,274
          9.125%, 2007                   1,300       1,328
        Terex Corp.,
          8.875%, 2008                   3,600       3,537
        Waxman Industries, Inc.
(b)       12.75%, 2004                     400         376
(a)     52,274 warrants, expiring 2004                 114
        Werner Holdings,
          10.00%, 2007                     750         780
        --------------------------------------------------
                                                    19,778
----------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES--10.8%
----------------------------------------------------------
        AMF Bowling World
(b)       12.25%, 2006                   1,800       1,442
          10.875%, 2006                  3,640       3,881
        Aurora Foods, Inc.,
          8.75%, 2008                      390         395
        Avondale Mills,
          10.25%, 2006                   1,670       1,787
        CEX Holdings, Inc.,
          9.625%, 2008                     720         728
        Cinemark USA, Inc.
          9.625%, 2008                   1,380       1,421
          8.50%, 2008                      850         837
        Clearview Cinema Group,
          Inc.,
          10.875%, 2008                    995       1,015
        Coinmach Corp.,
          11.75%, 2005                   3,990       4,429
        Doskocil Manufacturing Co.,
          10.125%, 2007                    850         890
        Dyersburg Corp.,
          9.75%, 2007                    1,260       1,203


----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
----------------------------------------------------------
 CONSUMER PRODUCTS AND SERVICES--CONTINUED
----------------------------------------------------------
        Grupa Azucarero Mexico, S.A.
        de C.V.,
          11.50%, 2005                 $ 1,210    $    980
        Hedstrom Corp.,
          10.00%, 2007                     790         810
        Herff Jones, Inc.,
          11.00%, 2005                     900         981
        IMPAC Group, Inc.,
          10.125%, 2008                  3,800       3,795
        Imperial Home Decor Group, Inc.,
          11.00%, 2008                     900         934
        Kinder-Care Learning Centers,
          9.50%, 2009                    3,080       3,103
        La Petite Academy, Inc.,
          10.00%, 2008                   1,640       1,656
        Mastellone Hermonos,
          11.75%, 2008                   1,440       1,433
        NBTY, Inc.,
          8.625%, 2007                   1,690       1,715
        Outboard Marine,
          10.75%, 2008                     650         657
        Perkins Family Restaurant,
          L.P.,
          10.125%, 2007                    600         633
        Pillowtex Corp.,
          9.00%, 2007                      500         514
        Premier Parks, Inc.,
          12.00%, 2003                     780         864
        Purina Mills, Inc.,
          9.00%, 2010                    2,650       2,723
(b)     Restaurant Co.,
          11.25%, 2008                   1,350         812
        Riddell Sports, Inc.,
          10.50%, 2007                   1,095       1,103
(b)     Sealy Mattress,
          10.875%, 2007                    500         326
        Six Flags Theme Park,
          12.25%, 2005                   3,850       4,370
(b)     Spin Cycle,
          12.75%, 2005                   1,520       1,072
        United Artists Theatre Co.,
          9.75%, 2008                    3,730       3,721
        Van De Kamps, Inc.,
          12.00%, 2005                     900       1,031
        --------------------------------------------------
                                                    51,261

----------------------------------------------------------
DRUGS AND HEALTH CARE--3.3%
----------------------------------------------------------
        Abbey Healthcare Group,
          Inc.,
          9.50%, 2002                    1,380       1,359
        Dade International, Inc.,
          11.125%, 2006                  1,730       1,929
        Jackson Products, Inc.,
          9.50%, 2005                      790         786
        Magellan Health Services,
          9.00%, 2008                    2,890       2,861
        Mediq, Inc.,
          11.00%, 2008                     980       1,004
        Multicare Co.,
          9.00%, 2007                    1,190       1,174
        Paracelsus Healthcare,
          10.00%, 2006                     970         960
(b)     Paragon Health Networks,
          Inc.,
          10.50%, 2007                   4,020       2,653
        Vencor,
          9.875%, 2005                   2,770       2,725
        --------------------------------------------------
                                                    15,451

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
----------------------------------------------------------
ENERGY AND RELATED SERVICES--5.1%
----------------------------------------------------------
        AEI Holdings,
          10.00%, 2007                 $   780    $    776
        Bellweather Exploration Co.,
          10.875%, 2007                  1,290       1,364
        Benton Oil & Gas Co.
          11.625%, 2003                  1,515       1,606
          9.375%, 2007                     860         843
        Chesapeake Energy Corp.,
          9.625%, 2005                   1,330       1,333
        Clark Refining & Marketing, Inc.,
          8.875%, 2007                     600         599
        Coho Energy, Inc.,
          8.875%, 2007                     630         597
        Dailey International,
          9.50%, 2008                      160         157
        Denbury Management,
          9.00%, 2008                    1,050       1,019
        Espirito Santos Centrais
        Electricas, S.A.,
          10.00%, 2007                     940         790
        Flores & Rucks, Inc.,
          9.75%, 2006                    1,010       1,093
        Forcenergy Gas Exploration,
          9.50%, 2006                    1,220       1,217
        GulfMark Offshore, Inc.,
          8.75%, 2008                      670         650
        Mariner Energy,
          10.50%, 2006                     720         727
        Michael Petroleum Corp.,
          11.50%, 2005                     600         586
        Pacalta Resources, Ltd.,
          10.75%, 2004                   2,050       2,029
        Parker Drilling Corp.,
          9.75%, 2006                    1,840       1,877
        Pen Holdings, Inc.,
          9.875%, 2008                   1,205       1,208
        Plains Resources,
          10.25%, 2006                     655         681
        RAM Energy,
          11.50%, 2008                     600         594
        Rutherford-Moran Oil Corp.,
          10.75%, 2004                     570         610
        Seven Seas Petroleum, Inc.,
          12.50%, 2005                     640         640
        Stone Energy Corp.,
          8.75%, 2007                    1,290       1,288
        United Meridian Corp.,
          10.375%, 2005                  1,490       1,632
        --------------------------------------------------
                                                    23,916

----------------------------------------------------------
FINANCIAL SERVICES, HOME BUILDING AND REAL ESTATE--3.5%
----------------------------------------------------------
        Beazer Homes,
          8.875%, 2008                   1,895       1,848
        Del Webb Corp.
          9.75%, 2008                    1,590       1,584
          9.375%, 2009                   1,610       1,590
        Falcon Holding Group L.P.
(b)       9.285%, 2010                   1,530         983
          8.375%, 2010                   1,660       1,668
        Forecast Group, L.P.,
          11.375%, 2000                  1,025       1,004
        Fortress Group,
          13.75%, 2003                     880         999
        Hovnanian Enterprises,
          11.25%, 2002                   2,358       2,443


----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
----------------------------------------------------------
FINANCIAL SERVICES, HOME BUILDING
 AND REAL ESTATE--CONTINUED
----------------------------------------------------------
        Ryland Group, Inc.,
          8.25%, 2008                  $ 1,710    $  1,633
        UDC Homes,
          12.50%, 2000                     970         989
        Williams Scotsman, Inc.,
          9.875%, 2007                   1,560       1,619
        --------------------------------------------------
                                                    16,360

----------------------------------------------------------
HOTELS AND GAMING--2.0%
----------------------------------------------------------
        Eldorado Resorts,
          10.50%, 2006                   2,010       2,221
        Empress River Casino,
          10.75%, 2002                   1,640       1,781
        HMH Properties
          9.50%, 2005                    1,650       1,794
          8.875%, 2007                     940       1,056
        Hard Rock Hotel,
          9.25%, 2005                      450         462
        Harvey's Casino Resorts,
          10.625%. 2006                    960       1,070
        Players International,
          10.875%, 2005                    660         719
        Trump Atlantic City,
          11.25%, 2006                     375         362
        --------------------------------------------------
                                                     9,465

----------------------------------------------------------
MANUFACTURING, METALS AND MINING--9.6%
----------------------------------------------------------
        Accuride,
          9.25%. 2008                    1,400       1,400
        Aftermarket Technology,
          12.00%, 2004                   1,035       1,141
        Alvey Systems,
          11.375%, 2003                    600         650
        Bar Technologies,
          13.50%, with warrants,
          2001                           1,060       1,178
        Centaur Mining,
          11.00%, 2007                     800         816
        Collins & Aikman Corp.,
          11.50%, 2006                   1,030       1,143
        Day International Group,
        Inc.,
          11.125%, 2005                  1,480       1,613
        Delco Remy International,
          10.625%, 2006                  1,630       1,752
        Doe Run Co.,
          12.00%, 2003                     300         303
        E-P Acquisition, Inc.,
          9.375%, 2008                     250         251
        Earle M. Jorgensen Co.,
          9.50%, 2005                      620         601
        Euramax International, PLC,
          11.25%, 2006                   1,800       1,944
        Foamex, L.P.
          13.50%, 2005                   1,240       1,432
          9.875%,2007                      485         524
        GS Technologies
          12.00%, 2004                     380         412
          12.25%, 2005                     620         686
        Great Central Mines LTD,
          8.875%, 2008                     780         766
(b)     Grove Holdings LLC,
          11.56%, 2009                     340         192
        Grove Investors,
          14.50%, 2010                     650         660

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
----------------------------------------------------------
MANUFACTURING, METALS AND MINING--CONTINUED
----------------------------------------------------------
        Grove Worldwide LLC,
          9.25%, 2008                  $   320    $    318
        Hayes Wheels International, Inc.
          11.00%, 2006                   1,750       1,978
          9.125%, 2007                     250         261
        JPS Automotive Products
        Corp.,
          11.125%, 2001                  1,780       1,967
        Knoll, Inc.,
          10.875%, 2006                  1,456       1,638
        MMI Products, Inc.,
          11.25%, 2007                   1,125       1,232
        Metal Management, Inc.,
          10.00%, 2008                     970         957
        Metal USA, Inc.,
          8.625%, 2008                   1,430       1,387
        Motors and Gears, Inc.,
          10.75%, 2006                   1,200       1,272
        NSM Steel
          12.00%, 2006                   1,450       1,262
          12.25%, 2008                   1,645       1,431
        Neenah Corp.,
          11.125%, 2007                  4,050       4,415
        Park-Ohio Industries,
          9.25%, 2007                    1,480       1,510
        Prestolite Electric,
          9.625%, 2008                     915         931
        Renco Metals,
          11.50%, 2003                   1,005       1,075
        Renco Steel Holdings,
          10.875%, 2005                  1,000       1,003
        Rental Service Corp.,
          9.00%, 2008                      300         299
        Scovill Fasteners,
          11.25%, 2007                     800         820
        Venture Holdings,
          9.50%, 2005                    1,230       1,244
        Wells Aluminum Corp.,
          10.125%, 2005                  1,400       1,473
        Wheeling-Pitt Corp.,
          9.25%, 2007                    1,540       1,571
        --------------------------------------------------
                                                    45,508

----------------------------------------------------------
PAPER, FOREST PRODUCTS AND CONTAINERS--8.6%
----------------------------------------------------------
        AEP Industries, Inc.,
          9.875%, 2007                     550         565
        BPC Holding Corp.,
          12.50%, 2006                     750         806
        BWAY Corp.,
          10.25%, 2007                     870         935
        Berry Plastics Corp.,
          12.25%, 2004                   1,330       1,436
        Doman Industry, Ltd.
          8.75%, 2004                      210         205
          9.25%, 2007                      970         970
        Fonda Group,
          9.50%, 2007                      840         811
        Gaylord Container Corp.
          9.75%, 2007                      890         881
          9.875%, 2008                   2,500       2,419
        Graham Packaging Co.
          9.25%, 2008                      570         564
          8.75%, 2008                      520         517
(b)       10.75%, 2009                     580         358
        Huntsman Corp.,
          9.50%, 2007                    1,700       1,700


----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
----------------------------------------------------------
PAPER, FOREST PRODUCTS AND CONTAINERS--CONTINUED
----------------------------------------------------------
        Maxxam Group, Inc.
(b)       12.25%, 2003                 $   440    $    464
          11.25%, 2003                   1,653       1,744
        Millar Western Forest
        Products Ltd.,
          9.875%, 2008                   2,400       2,352
        National Fiberstock Corp.,
          11.625%, 2002                    860         903
        Norampac,
          9.50%, 2008                    1,720       1,746
        Pindo Deli Finance Mauritius,
          Ltd.,
          10.75%, 2007                      60          41
        Plainwell, Inc.,
          11.00%, 2008                   4,405       4,427
        Printpack, Inc.
          9.875%, 2004                     530         556
          10.625%, 2006                  1,440       1,512
        Repap Enterprises, Inc.,
          9.00%, 2004                      660         667
        Riverwood International
          10.25%, 2006                   1,420       1,452
          10.625%, 2007                  1,520       1,581
          10.875%, 2008                  3,930       3,959
(b)     SF Holdings Group, Inc.,
          12.75%, 2008                   1,000         535
        Spinnaker Industries,
          10.75%, 2006                   1,450       1,472
        Stone Container Corp.
          12.25%, 2002                   1,020       1,040
          11.50%, 2006                   1,745       1,976
        Tjiwi Kimia Finance
        Mauritius, Ltd.,
          10.00%, 2004                      70          48
        U.S. Can Corp.,
          10.125%, 2006                  2,120       2,226
        --------------------------------------------------
                                                    40,868

----------------------------------------------------------
RETAILING--5.8%
----------------------------------------------------------
        AFC Enterprises, Inc.,
          10.25%, 2007                   2,370       2,515
        Advantica Restaurant
        Company,
          11.25%, 2008                   1,485       1,566
        Ameriking,
          10.75%, 2006                     920         994
        Cole National Group,
          9.875%, 2006                     440         475
          8.625%, 2007                   1,390       1,418
(a)     Color Tile, Inc.,
          10.75%, 2001                   1,470          15
        Finlay Enterprises,
          9.00%, 2008                      500         504
        Finlay Fine Jewelry Corp.,
          8.375%, 2008                     700         705
        Galey & Lord,
          9.125%, 2008                   2,800       2,702
        Guitar Center Management,
          11.00%, 2006                     880         977
        Iron Age Holdings, Corp.
          9.875%, 2008                     600         599
(b)       12.125%, 2009                    570         321
        J. Crew Group
          10.375%, 2007                  1,205       1,145
(b)       13.125%, 2008                  3,010       1,686

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


----------------------------------------------------------
                                      PRINCIPAL
                                       AMOUNT      VALUE
----------------------------------------------------------
----------------------------------------------------------
RETAILING--CONTINUED
----------------------------------------------------------
        Jafra Cosmetics International,
          Inc.,
          11.75%, 2008                 $ 1,750    $  1,759
        Krystal Co.,
          10.25%, 2007                     710         731
        Nine West Group,
          9.00%, 2007                      550         534
        Pamida Holdings,
          11.75%, 2003                     800         832
        Pathmark Stores, Inc.,
          9.625%, 2003                   1,340       1,353
        Petro Stopping Centers,
          L.P.,
          10.50%, 2007                   2,520       2,696
        Phillips-Van Heusen Corp.,
          9.50%, 2008                      960         956
        Specialty Retailers, Inc.
          8.50%, 2005                      270         277
          9.00%, 2007                      470         488
        TravelCenters of America, Inc.,
          10.25%, 2007                   1,880       1,965
        --------------------------------------------------
                                                    27,213

----------------------------------------------------------
TECHNOLOGY--1.1%
----------------------------------------------------------
        Axiohm Transaction
        Solutions, Inc.,
          9.75%, 2007                      960         960
        MTS Systems Corp.,
          9.375%, 2005                   2,510       2,479
        Viasystems, Inc.,
          9.75%, 2007                    1,700       1,666
        --------------------------------------------------
                                                     5,105

----------------------------------------------------------
TRANSPORTATION--.9%
----------------------------------------------------------
        Canadian Airlines Corp.,
          10.00%, 2005                   1,000       1,016
        TFM, S.A. de C.V.,
          10.25%, 2007                   1,540       1,517
        Trans World Airlines, Inc.,
          11.375%, 2006                    960         960
(b)     Transtar Holdings, L.P.,
          13.375%, 2003                    631         585
        --------------------------------------------------
                                                     4,078
        --------------------------------------------------
        TOTAL CORPORATE
        OBLIGATIONS--90.8%
        (Cost: $421,306)                           428,435
        --------------------------------------------------


----------------------------------------------------------
                                         NUMBER
                                       OF SHARES
                                      OR PRINCIPAL
                                         AMOUNT       VALUE
-------------------------------------------------------------
-------------------------------------------------------------
COMMON AND PREFERRED STOCKS--1.8%
-------------------------------------------------------------
        Benedek Unit, PIK,
          preferred with warrants       $ 5,000shs.     $  17
(a)     Capital Pacific Holdings          3,634             3
(a)     Clark USA, PIK, preferred         2,750           290
        Crown American Realty Trust,
          preferred                      25,070         1,344
(a)     Dobson Communication
          PIK, preferred                    762           814
(a)     Eagle-Picher Holdings,
          preferred                         170           978
(a)     EchoStar Communications
          Corp.                           7,387           178
(a)     Empire Gas Corp., warrants        2,070            10
(a)     Foamex International,
          warrants                          940            19
(a)     Gaylord Container Corp.         122,950           945
(a)     Gulf States Steel, warrants       1,810             9
(a)     Intelcom Group, Inc.              4,851            90
(a)     Nextel, PIK, preferred            1,512         1,557
(a)     Nextlink Communication,
          convertible preferred           2,500           128
(a)     SF Holdings, PIK, preferred          30           269
        Sinclair Capital, preferred      13,000         1,430
(a)     Sullivan Broadcasting            12,960           389
(a)     21st Century Telecom Group,
          Inc., preferred                   207           209
        -----------------------------------------------------
        TOTAL COMMON AND
        PREFERRED STOCKS--1.8%
        (Cost: $7,537)                                  8,679
        -----------------------------------------------------
        MONEY MARKET INSTRUMENTS--4.9%
        Yield--5.63% to 6.25%
        Due--July 1998
        (Cost: $22,997)                 $23,000        22,997
        -----------------------------------------------------
        TOTAL INVESTMENTS--98.3%
        (Cost: $455,780)                              463,889
        -----------------------------------------------------
        CASH AND OTHER ASSETS, LESS
        LIABILITIES--1.7%                               8,222
        -----------------------------------------------------
        NET ASSETS--100%                             $472,111
        -----------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER HIGH YIELD PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $455,780,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $14,492,000, the gross unrealized depreciation was $6,383,000 and the net unrealized appreciation on investments was $8,109,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)
(DOLLARS IN THOUSANDS)


----------------------------------------------------------
                                   NUMBER OF
            COMMON STOCKS           SHARES      VALUE
----------------------------------------------------------
----------------------------------------------------------
BASIC INDUSTRIES--.6%
----------------------------------------------------------
     Monsanto Co.                    72,900    $  4,073

----------------------------------------------------------
COMPUTER SYSTEMS AND SOFTWARE--15.7%
----------------------------------------------------------
(a)  Cadence Design Systems, Inc.   576,000      18,000
     Compaq Computer Corp.           95,600       2,713
     Computer Associates
       International                119,900       6,662
(a)  Gartner Group, "A"             442,800      15,498
     Hewlett-Packard Co.            151,700       9,083
(a)  Parametric Technology Corp.    355,700       9,648
(a)  PeopleSoft, Inc.               171,400       8,056
(a)  Seagate Technology             282,000       6,715
(a)  Sterling Commerce, Inc.        222,800      10,806
(a)  Sun Microsystems               343,700      14,929
     -----------------------------------------------------
                                                102,110

----------------------------------------------------------
CONSUMER CYCLICALS--8.1%
----------------------------------------------------------
(a)  AutoZone, Inc.                  47,200       1,507
(a)  Consolidated Stores Corp.      213,900       7,754
     Federal-Mogul Corp.             90,300       6,095
(a)  Federated Department Stores    193,000      10,386
     Goodyear Tire & Rubber Co.      84,000       5,410
     Magna International, Inc.,
     "A"                             90,400       6,204
     May Department Stores Co.      151,200       9,904
(a)  Proffitt's, Inc.               134,700       5,439
     -----------------------------------------------------
                                                 52,699

----------------------------------------------------------
CONSUMER STAPLES--2.0%
----------------------------------------------------------
     Avon Products                   33,900       2,627
     Coca Cola Co.                   30,000       2,565
     Gillette Co.                    80,800       4,580
     International Flavors &
       Fragrances                    21,600         938
     Wm. Wrigley Jr. Co.             25,100       2,460
     -----------------------------------------------------
                                                 13,170

----------------------------------------------------------
ENERGY--9.8%
----------------------------------------------------------
     BJ Services Co.                308,000       8,951
     Baker Hughes, Inc.             359,200      12,415
(a)  Cooper Cameron Corp.           117,500       5,992
     Diamond Offshore Drilling,
       Inc.                         154,000       6,160
     Halliburton Co.                133,500       5,949
     Schlumberger, Ltd.             229,000      15,644
(a)  Transocean Offshore, Inc.      204,400       9,096
     -----------------------------------------------------
                                                 64,207


----------------------------------------------------------
                                   NUMBER OF
                                    SHARES      VALUE
----------------------------------------------------------
----------------------------------------------------------
FINANCE--24.6%
----------------------------------------------------------
     American Express Co.            58,700    $  6,692
     American General Corp.         120,000       8,542
     Banc One Corp.                  98,340       5,489
     BankAmerica Corp.               13,500       1,167
     Chase Manhattan Corp.           20,000       1,510
     CIGNA Corp.                    180,000      12,420
     Citicorp                        23,000       3,433
     Crestar Financial Corp.        105,900       5,778
     Federal Home Loan Mortgage
       Corp.                        140,800       6,626
     Federal National Mortgage
       Association                  170,000      10,327
     Hartford Financial Services     79,500       9,093
     Household International        300,300      14,940
     MBIA, Inc.                      90,000       6,739
     MGIC Investment Corp.          119,900       6,842
     Merrill Lynch & Co.             70,400       6,494
     Morgan Stanley, Dean Witter,
       Discover & Co.               112,300      10,261
     NationsBank Corp.              185,300      14,175
     PNC Bank Corp., N.A.           120,300       6,474
     Travelers Group                229,700      13,927
     UNUM Corp.                      50,000       2,775
     Washington Mutual, Inc.        151,200       6,568
     -----------------------------------------------------
                                                160,272

----------------------------------------------------------
HEALTH CARE--16.9%
----------------------------------------------------------
     American Home Products Corp.   139,600       7,224
     Baxter International            71,900       3,869
     Bristol-Myers Squibb Co.        62,200       7,149
     Eli Lilly & Co.                146,800       9,698
     Guidant Corp.                   58,500       4,172
(a)  HEALTHSOUTH Corp.              170,600       4,553
     Medtronic, Inc.                173,800      11,080
     Perkin-Elmer Corp.              49,400       3,072
     Pfizer, Inc.                    72,500       7,880
     Schering-Plough Corp.           45,000       4,123
     SmithKline Beecham Group
       PLC, ADR                     151,800       9,184
     United Healthcare Corp.        306,600      19,469
     Warner-Lambert Co.             160,700      11,149
(a)  Wellpoint Health Networks       98,600       7,296
     -----------------------------------------------------
                                                109,918

----------------------------------------------------------
SEMICONDUCTORS AND NETWORKING--10.2%
----------------------------------------------------------
(a)  Analog Devices                 205,500       5,048
(a)  Applied Materials, Inc.         79,800       2,354
(a)  Ascend Communications, Inc.     79,300       3,930
(a)  Cisco Systems                  165,100      15,200
     Intel Corp.                    138,000      10,229
(a)  Lam Research Corp.             110,000       2,104
     Linear Technology Corp.         94,000       5,669
(a)  Microchip Technology           187,800       4,906
(a)  Novellus Systems                48,700       1,738
(a)  Solectron Corp.                120,000       5,047
(a)  Teradyne, Inc.                 245,600       6,570
(a)  Xilinx, Inc.                   100,000       3,400
     -----------------------------------------------------
                                                 66,195

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


----------------------------------------------------------
                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
----------------------------------------------------------
----------------------------------------------------------
TELECOMMUNICATIONS--7.5%
----------------------------------------------------------
     Alcatel Alsthom                140,000    $  5,696
(a)  CBS, Inc.                      197,000       6,255
(a)  Chancellor Media Corp.         136,300       6,768
     Interpublic Group of
       Companies                    111,400       6,761
(a)  Nokia Corp., ADR                39,000       2,830
(a)  Tellabs, Inc.                  141,500      10,135
(a)  WorldCom, Inc.                 210,900      10,215
     -----------------------------------------------------
                                                 48,660

----------------------------------------------------------
TRANSPORTATION--2.4%
----------------------------------------------------------
     CSX Corp.                      116,700       5,310
     Norfolk Southern Corp.         167,100       4,982
(a)  US Airways Group, Inc.          41,500       3,289
(a)  Wisconsin Central
       Transportation Corp.         110,000       2,406
     -----------------------------------------------------
                                                 15,987
     -----------------------------------------------------
     TOTAL COMMON STOCKS--97.8%
     (Cost: $552,832)                           637,291
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--1.7%
     Yield--5.83% to 6.25%
     Due--July 1998
     (Cost: $11,000)                $11,000      11,000
     -----------------------------------------------------
     TOTAL INVESTMENTS--99.5%
     (Cost: $563,832)                           648,291
     -----------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--.5%                        3,308
     -----------------------------------------------------
     NET ASSETS--100%                          $651,599
     -----------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO KEMPER GROWTH PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $563,832,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $101,486,000, the gross unrealized depreciation was $17,027,000 and the net unrealized appreciation on investments was $84,459,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)
(DOLLARS IN THOUSANDS)


                                                                              COUPON                PRINCIPAL
    GOVERNMENT OBLIGATIONS                              TYPE                   RATE     MATURITY     AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT                           Adjustable Rate Mortgages            7.00%       2022       $ 2,154    $  2,204
    NATIONAL MORTGAGE                    Pass-through Certificates            6.50        2028         6,000       5,989
    ASSOCIATION--49.4%                                                        7.00      2011-2028     14,475      14,736
    (Cost: $45,550)                                                           7.50      2022-2028     10,624      10,931
                                                                              8.00      2016-2024      8,244       8,583
                                                                              8.50      2016-2027      2,509       2,650
                                                                              9.00      2016-2027      1,027       1,102
                                                                              9.50      2013-2022        490         531
                                                                              10.00       2016           463         509
                                           -----------------------------------------------------------------------------
                                                                                                                  47,235
------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY                        Notes                                8.75           2000      5,000       5,319
    SECURITIES--16.5%                                                         7.875          2001      1,000       1,066
    (Cost: $16,047)                                                           7.00           2006      1,600       1,748
                                         Bonds                                11.875         2003        870       1,121
                                                                              9.125          2009        484         567
                                                                              9.125          2018        555         777
                                                                              8.125          2021      4,000       5,208
                                           -----------------------------------------------------------------------------
                                                                                                                  15,806
------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME                         Pass-through Certificates            7.00      2023-2024      8,120       8,247
    LOAN MORTGAGE
    CORPORATION--8.6%
    (Cost: $7,609)                       -------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE            Pass-through Certificates            6.50           2025        498         498
    ASSOCIATION--6.7%                                                         7.00           2028      4,958       5,028
    (Cost: $6,377)                                                            7.50           2025        381         391
                                                                              8.00      2024-2025        503         521
                                           -----------------------------------------------------------------------------
                                                                                                                   6,438
------------------------------------------------------------------------------------------------------------------------
    CANADIAN PROVINCIAL                  Province of Ontario                  7.625       2004           500         538
    OBLIGATIONS--1.1%                    Province of Quebec                   8.625       2005           500         565
    (Cost: $1,094)
                                           -----------------------------------------------------------------------------
                                                                                                                   1,103
                                           -----------------------------------------------------------------------------
                                         TOTAL GOVERNMENT OBLIGATIONS--82.3%
                                         (Cost: $76,677)                                                          78,829
                                           -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                              COUPON                PRINCIPAL
                                                        TYPE                   RATE     MATURITY     AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
(A) CORPORATE
    OBLIGATIONS--14.0%
                                         American Express Master Trust        7.60%       2002       $ 2,500    $  2,622
                                         BCH Cayman Island                    7.50        2005           500         527
    (Cost: $13,283)                      Chase Credit Co.                     5.55        2003         2,500       2,482
                                         Equitable Life                       6.95        2005           500         517
                                         Ford Motor Credit                    8.00        2002           500         532
                                         Green Tree Financial Corp.           7.00        2027         2,500       2,527
                                         NCNB/NationsBank Corp.               9.50        2004           500         580
                                         Olympic Automobile Receivable        7.00        2004         2,500       2,559
                                         Sears Roebuck Acceptance Corp.       6.75        2005           500         513
                                         Southwestern Bell Telephone          6.625       2005           500         514
                                         -------------------------------------------------------------------------------
                                                                                                                  13,373
------------------------------------------------------------------------------------------------------------------------
    LONG CALL OPTION--.1%
    (Cost: $29)
                                         U.S. Treasury Bond Futures
                                         September 1998, 120                                              14 cts.     55
                                         -------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS--13.6%
                                         Yield--6.20%
                                         Due--July 1998
    (Cost: $13,000)                      Merrill Lynch & Co.                                          13,000      13,000
                                         -------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--110.0%
                                         (Cost: $102,989)                                                        105,257
                                         -------------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(10.0)%                         (9,591)
                                         -------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                       $ 95,666
                                         -------------------------------------------------------------------------------

 NOTES TO KEMPER GOVERNMENT SECURITIES PORTFOLIO OF INVESTMENTS

(a) The portfolio may invest up to 35% of total assets in fixed income securities other than U.S. Government Securities.

Based on the cost of investments of $102,989,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $2,748,000, the gross unrealized depreciation was $480,000 and the net unrealized appreciation on investments was $2,268,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)
(DOLLARS IN THOUSANDS)


----------------------------------------------------------
                                     NUMBER
            COMMON STOCKS          OF SHARES     VALUE
----------------------------------------------------------
  EUROPE
----------------------------------------------------------
UNITED KINGDOM--14.8%
----------------------------------------------------------
     Rentokil Group, PLC
       SERVICES COMPANY               960,000   $  6,904
     Unilever, PLC
       FOOD RETAILER                  400,643      4,265
     Glaxo Wellcome, PLC
       PHARMACEUTICAL COMPANY         118,553      3,558
     British Petroleum
       PETROLEUM PRODUCER             233,827      3,410
     Vodafone Group
       TELECOMMUNICATION PROVIDER     262,486      3,331
     Compass Group, PLC
       CONTRACT CATERING              260,000      2,989
     Royal Bank of Scotland
     Group, PLC
       BANKING                        135,000      2,343
     Barclays, PLC
       BANKING                         77,876      2,245
     BBA Group, PLC
       DIVERSIFIED ENGINEERING
       COMPANY                        289,364      2,182
     Norwich Union
       FINANCIAL SERVICES             201,000      1,459
     Marks & Spencer, PLC
       CONSUMER GOODS AND FOOD
       RETAILER                       110,681      1,007
     Select Appointments
       Holdings, PLC
       TEMPORARY EMPLOYMENT            59,510        844
     -----------------------------------------------------
                                                  34,537

----------------------------------------------------------
NETHERLANDS--12.5%
----------------------------------------------------------
     Getronics, N.V.
       INFORMATION AND
       COMMUNICATION SERVICES         101,770      5,278
     Vedior, N.V.
       TEMPORARY EMPLOYMENT           165,101      4,667
     Unique International, N.V.
       TEMPORARY EMPLOYMENT           104,197      3,534
     Koninklijke Ahold, N.V.
       FOOD RETAILER                  109,929      3,529
     ING Groep, N.V.
       BANKING AND INSURANCE           49,665      3,252
     Akzo Nobel, N.V.
       INDUSTRIAL COMPANY              14,002      3,113
     Aalberts Industries, N.V.
       CAPITAL GOODS AND
       COMPONENTS                      80,260      2,348
     AEGON, N.V.
       INSURANCE COMPANY               20,520      1,785
     Nedcon Groep
       MANUFACTURER OF RACKING
       SYSTEMS                         42,875      1,574
     -----------------------------------------------------
                                                  29,080


----------------------------------------------------------
                                     NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
----------------------------------------------------------
FRANCE--13.3%
----------------------------------------------------------
     AXA-UAP, S.A.
       INSURANCE COMPANY               62,153   $  6,990
     Groupe Danone, S.A.
       FOOD PRODUCER                   20,063      5,532
     Alcatel Alsthom
       INFRASTRUCTURE EQUIPMENT
       MANUFACTURER                    23,279      4,740
     Elf Aquitaine
       OIL AND GAS PRODUCER            33,098      4,653
     Societe Generale
       BANKING                         17,372      3,612
     Banque Nationale de Paris
       BANKING                         41,300      3,375
     Carrefour, S.A.
       FOOD RETAILER                    1,940      1,227
     Technip, S.A.
       ENGINEERING COMPANY              6,400        782
     -----------------------------------------------------
                                                  30,911

----------------------------------------------------------
SWITZERLAND--9.3%
----------------------------------------------------------
     UBS
       BANKING                         22,400      8,329
     Nestle, S.A.
       FOOD PRODUCER                    3,190      6,827
     Novartis
       PHARMACEUTICAL COMPANY           1,707      2,841
     Adecco, S.A.
       TEMPORARY EMPLOYMENT             5,700      2,570
     Ciba Specialty Chemicals,
     A.G.
       CHEMICAL PRODUCER                8,940      1,148
     -----------------------------------------------------
                                                  21,715

----------------------------------------------------------
ITALY--9.0%
----------------------------------------------------------
     Telecom Italia Mobile
       MOBILE TELECOMMUNICATIONS
       PROVIDER                     1,015,000      6,207
     Telecom Italia, SpA
       TELECOMMUNICATIONS
       PROVIDER                       801,000      5,896
     Assicurazioni Generali
       INSURANCE COMPANY              139,500      4,536
     Istituto Mobiliare Italiano, S.p.A.
       BANKING                        269,500      4,245
     -----------------------------------------------------
                                                  20,884

----------------------------------------------------------
GERMANY--6.0%
----------------------------------------------------------
     Mannesmann, A.G.
       CAPITAL GOODS PRODUCER          68,100      6,999
     VIAG, A.G.
       DIVERSIFIED MANUFACTURING
       COMPANY                          7,200      4,954
     SAP, A.G.
       COMPUTER SOFTWARE COMPANY        3,500      2,123
     -----------------------------------------------------
                                                  14,076

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
SPAIN--4.6%
----------------------------------------------------------
     Telefonica de Espana, S.A.
       TELECOMMUNICATIONS COMPANY     100,178   $  4,639
     Banco Bilbao Vizcaya, S.A.
       BANKING                         44,898      2,308
     Bankinter, S.A.
       BANKING                         33,000      2,145
     Banco Santander, S.A.
       BANKING                         61,472      1,576
     -----------------------------------------------------
                                                  10,668
----------------------------------------------------------
IRELAND--1.7%
----------------------------------------------------------
     Bank of Ireland
       BANKING                        197,396      4,048
     -----------------------------------------------------
----------------------------------------------------------
SWEDEN--1.3%
----------------------------------------------------------
     ABB AB
       ENGINEERING COMPANY            170,000      2,366
     Industri-Matematik
     International Corp.
       SERVICE SOFTWARE
       APPLICATIONS                    56,100        614
     -----------------------------------------------------
                                                   2,980
----------------------------------------------------------
PORTUGAL--.7%
----------------------------------------------------------
     Electricidade de Portugal,
     S.A
       ELECTRICITY PROVIDER            72,810      1,693
     -----------------------------------------------------
     TOTAL EUROPEAN
     COUNTRIES--73.2%                            170,592
     -----------------------------------------------------
PACIFIC REGION
----------------------------------------------------------
JAPAN--8.4%
----------------------------------------------------------
     Sony Corp.
       ELECTRONICS MANUFACTURER        43,400      3,737
     Fuji Photo Film Co., Ltd.
       PRECISION INSTRUMENTS
       MANUFACTURER                    78,000      2,715
     Ricoh Co., Ltd.
       PRECISION INSTRUMENTS
       MANUFACTURER                   185,000      1,947
     Honda Motor Co., Ltd.
       AUTOMOBILE MANUFACTURER         54,000      1,922
     Toray Industries
       TEXTILE MANUFACTURER           360,000      1,868
     Sanwa Bank, Ltd.,
     preferred stock
       BANKING                         72,000      1,580
     Murata Manufacturing
       ELECTRONICS COMPONENTS
       MANUFACTURER                    47,000      1,524
     Bellsystem 24, Inc.
       TELEMARKETING FIRM              10,000      1,499

----------------------------------------------------------
                                     NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
JAPAN--CONTINUED
----------------------------------------------------------
     Canon, Inc.
       PRECISION INSTRUMENTS
       MANUFACTURER                    58,000   $  1,316
     Toppan Printing Co., Ltd.
       PRINTING SERVICES               78,000        834
     Noritsu Koki Co., Ltd.
       PRECISION INSTRUMENTS
       MANUFACTURER                    30,440        680
     -----------------------------------------------------
                                                  19,622
----------------------------------------------------------
HONG KONG--1.3%
----------------------------------------------------------
     HSBC Holdings, PLC
       BANKING                         83,174      2,034
     CITIC Pacific, Ltd.
       CONGLOMERATE                   500,000        884
     -----------------------------------------------------
                                                   2,918
     -----------------------------------------------------
     TOTAL PACIFIC REGION--9.7%                   22,540
     -----------------------------------------------------
           COMMONWEALTH COUNTRIES
----------------------------------------------------------
CANADA--6.4%
----------------------------------------------------------
     Petro-Canada
       OIL AND GAS COMPANY            282,700      4,576
     Hudson's Bay Co.
       DEPARTMENT STORE RETAILER      133,500      3,058
     BCE, Inc.
       TELECOMMUNICATIONS COMPANY      56,000      2,373
     Mackenzie Financial Corp.
       FINANCIAL SERVICES             153,900      2,166
     Canadian National Railway
       RAILROAD COMPANY                34,700      1,845
(a)  Boardwalk Equities, Inc.
       REAL ESTATE COMPANY             85,000        982
     -----------------------------------------------------
                                                  15,000
----------------------------------------------------------
AUSTRALIA--1.7%
----------------------------------------------------------
     St. George Bank
       BANKING                        335,575      2,170
     Qantas Airways S.A.
       TRANSPORTATION                 123,000      1,851
     -----------------------------------------------------
                                                   4,021
----------------------------------------------------------
NEW ZEALAND--.3%
----------------------------------------------------------
     Restaurant Brands
     New Zealand, Ltd.
       RESTAURANT                   1,490,000        719
     -----------------------------------------------------
     TOTAL COMMONWEALTH
     COUNTRIES--8.4%                              19,740
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                   NUMBER OF
            LATIN AMERICA            SHARES      VALUE
----------------------------------------------------------
MEXICO--2.0%
----------------------------------------------------------
     Fomento Economico Mexicano
     de C.V., "B", ADR
       BEER AND SOFT DRINK
       MANUFACTURER                    49,000   $  1,522
     Kimberly-Clark de Mexico,
     S.A. de C.V.
       PAPER PRODUCTS PRODUCER        392,700      1,382
     Grupo Elektra, S.A. de C.V.,
     GDR
       INDUSTRIAL CONGLOMERATE        902,500        887
     Industrias Bachoco, S.A.
       POULTRY PRODUCER                70,050        850
     -----------------------------------------------------
                                                   4,641
----------------------------------------------------------
BRAZIL--1.7%
----------------------------------------------------------
     Telebras, S.A.
       TELEPHONE COMPANY               26,000      2,839
     Petroleo Brasileiro, S.A.
       OIL AND GAS COMPANY              6,550      1,212
     -----------------------------------------------------
                                                   4,051
     -----------------------------------------------------
     TOTAL LATIN AMERICA
     COUNTRIES--3.7%                               8,692
     -----------------------------------------------------
     TOTAL COMMON STOCKS--95.0%
     (Cost: $185,325)                            221,564
     -----------------------------------------------------

----------------------------------------------------------
                                   PRINCIPAL
                                     AMOUNT      VALUE
----------------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--5.50% to 6.00%
     Due--July 1998
     Madison Funding Co.               $6,500   $  6,985
     Morgan Stanley Group, Inc.         6,500      6,500
     Other                              8,000      7,970
     -----------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--9.2%
     (Cost: $21,455)                              21,455
     -----------------------------------------------------
     TOTAL INVESTMENTS--104.2%
     (Cost: $206,780)                            243,019
     -----------------------------------------------------
     LIABILITIES, LESS OTHER
     ASSETS--(4.2)%                               (9,877)
     -----------------------------------------------------
     NET ASSETS--100%                           $233,142
     -----------------------------------------------------

At June 30, 1998, the Kemper International Portfolio had the following industry diversification (dollars in thousands):

      -----------------------------------------------------------------------------------------
                                                                       VALUE           %
      -----------------------------------------------------------------------------------------
      Finance                                                         $ 62,064        26.6
      -----------------------------------------------------------------------------------------
      Consumer Cyclicals                                                46,397        19.9
      -----------------------------------------------------------------------------------------
      Utilities                                                         29,559        12.7
      -----------------------------------------------------------------------------------------
      Capital Goods                                                     21,211         9.1
      -----------------------------------------------------------------------------------------
      Technology                                                        18,031         7.7
      -----------------------------------------------------------------------------------------
      Consumer Staples                                                  17,340         7.4
      -----------------------------------------------------------------------------------------
      Energy                                                            13,851         5.9
      -----------------------------------------------------------------------------------------
      Health Care                                                        6,399         2.8
      -----------------------------------------------------------------------------------------
      Transportation                                                     3,696         1.6
      -----------------------------------------------------------------------------------------
      Basic Industries                                                   3,016         1.3
      -----------------------------------------------------------------------------------------
      TOTAL COMMON STOCKS                                              221,564        95.0
      -----------------------------------------------------------------------------------------
      MONEY MARKET INSTRUMENTS AND OTHER NET ASSETS                     11,578         5.0
      -----------------------------------------------------------------------------------------
      NET ASSETS                                                      $233,142       100.0
      -----------------------------------------------------------------------------------------

NOTES TO KEMPER INTERNATIONAL PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $206,780,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $46,148,000, the gross unrealized depreciation was $9,909,000 and the net unrealized appreciation on investments was $36,239,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

------------------------------------------------------------
                                      NUMBER
              COMMON STOCKS         OF SHARES      VALUE
------------------------------------------------------------
BASIC INDUSTRIES--.7%
------------------------------------------------------------
   (a)  Superior Services, Inc.       43,400      $  1,305
------------------------------------------------------------
CAPITAL GOODS--.5%
------------------------------------------------------------
   (a)  Hawk Corp.                    47,900           844
------------------------------------------------------------
CONSUMER CYCLICALS--14.8%
------------------------------------------------------------
   (a)  Bright Horizons Family
          Solutions, Inc.            102,900         2,881
        Cinar Films, Inc.            222,500         4,339
        Four Seasons Hotels, Inc.     92,200         3,250
   (a)  Neiman-Marcus Group           73,000         3,171
   (a)  Pacific Sunwear of
          California                  65,250         2,284
        Royal Caribbean
          Cruises, Ltd.               96,000         7,632
   (a)  SFX Entertainment, Inc.       75,000         3,441
        ----------------------------------------------------
                                                    26,998
------------------------------------------------------------
CONSUMER DURABLES--2.0%
------------------------------------------------------------
        U.S. Industries              150,750         3,731
------------------------------------------------------------
CONSUMER STAPLES--9.8%
------------------------------------------------------------
   (a)  American Italian Pasta
          Co.                         75,000         2,794
   (a)  Corn Products
          International               72,500         2,456
   (a)  Duane Reade Inc.             100,000         3,000
   (a)  Hearst-Argyle Television,
          Inc.                        58,800         2,352
   (a)  NBTY, Inc.                   212,000         3,895
   (a)  Papa John's
          International, Inc.         45,000         1,775
   (a)  Sonic Corp.                   67,500         1,510
        ----------------------------------------------------
                                                    17,782
------------------------------------------------------------
ENERGY--1.2%
------------------------------------------------------------
   (a)  Global Industries            130,000         2,194
        ----------------------------------------------------
------------------------------------------------------------
FINANCE--14.4%
------------------------------------------------------------
   (a)  ABR Information Services      76,500         1,817
        Commercial Federal Corp.      93,000         2,941
   (a)  Financial Federal Corp.      108,800         2,917
        Flag Financial Corp.          52,500           873
        Peoples Heritage
          Financial Group            200,000         4,725
        Protective Life Insurance
          Co.                         60,000         2,201
   (a)  Silicon Valley Bancshares     77,000         2,741
        Texas Regional Bancshares     54,200         1,775
   (a)  Trammell Crow Co.             74,900         2,504
   (a)  UniCapital Corp.             152,100         2,909
   (a)  United Panam Financial
          Corp.                       76,100           780
        ----------------------------------------------------
                                                    26,183
------------------------------------------------------------
HEALTH CARE--6.3%
------------------------------------------------------------
   (a)  Envoy Corp.                   48,400         2,293
   (a)  Hanger Orthopedic Group      135,800         2,767
        Omnicare, Inc.                65,000         2,478
        Province Healthcare Co.       70,600         1,955
   (a)  Serologicals Corp.            60,000         1,935
        ----------------------------------------------------
                                                    11,428

                                      NUMBER
                                    OF SHARES
                                   OR PRINCIPAL
                                      AMOUNT       VALUE
------------------------------------------------------------
SERVICES--16.9%
------------------------------------------------------------
   (a)  Education Management
          Corp.                       87,800      $  2,886
        G&K Services                  68,500         2,988
   (a)  ITT Educational Services     148,700         4,795
   (a)  Lamar Advertising Co.        100,000         3,587
   (a)  Outdoor Systems, Inc.        256,062         7,170
        Stewart Enterprises, Inc.    110,000         2,929
   (a)  Sylvan Learning Systems,
        Inc.                         197,500         6,468
        ----------------------------------------------------
                                                    30,823
------------------------------------------------------------
TECHNOLOGY--21.5%
------------------------------------------------------------
   (a)  American Tower Corp.         253,000         6,309
        Broadcom Corp.                19,500         1,436
   (a)  CBT Group                     35,000         1,872
   (a)  Cambridge Technology
          Partners                    40,000         2,185
   (a)  DoubleClick Inc.              36,500         1,814
   (a)  Intuit, Inc.                  40,000         2,450
   (a)  J.D. Edwards & Co.            70,000         3,006
   (a)  Jacor Communications          53,300         3,145
        Linear Technology Corp.       35,000         2,111
   (a)  Mercury Interactive Corp.     65,000         2,901
   (a)  Network Appliance, Inc.       40,000         1,557
   (a)  Network Associates, Inc.      50,000         2,394
        Pittway Corp.                 43,000         3,177
   (a)  Preview Travel, Inc.          33,600         1,155
   (a)  Tech Data Corp.               30,000         1,286
   (a)  Whittman-Hart, Inc.           49,000         2,370
        ----------------------------------------------------
                                                    39,168
------------------------------------------------------------
UTILITIES--2.0%
------------------------------------------------------------
   (a)  McLeodUSA, Inc.               50,000         1,944
   (a)  STAR Telecommunications, Inc. 80,000         1,790
        ----------------------------------------------------
                                                     3,734
        ----------------------------------------------------
        TOTAL COMMON STOCKS--90.1%
        (Cost: $137,362)                           164,190
        ----------------------------------------------------
        MONEY MARKET INSTRUMENTS
        Yield--5.53% to 6.25%
        Due--July 1998
        ConAgra, Inc.                $ 4,000         4,000
        Merrill Lynch & Co., Inc.      4,000         4,000
        Other                          7,000         6,999
        ----------------------------------------------------
        TOTAL MONEY MARKET
        INSTRUMENTS--8.2%
        (Cost: $14,999)                             14,999
        ----------------------------------------------------
        TOTAL INVESTMENTS--98.3%
        (Cost: $152,361)                           179,189
        ----------------------------------------------------
        CASH AND OTHER ASSETS,
        LESS LIABILITIES--1.7%                       3,093
        ----------------------------------------------------
        NET ASSETS--100%                          $182,282
        ----------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
NOTES TO KEMPER SMALL CAP GROWTH PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $152,361,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $29,192,000, the gross unrealized depreciation was $2,364,000 and the net unrealized appreciation on investments was $26,828,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER INVESTMENT GRADE BOND PORTFOLIO

Portfolio of Investments at June 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                        PRINCIPAL
      GOVERNMENT OBLIGATIONS             AMOUNT    VALUE
-----------------------------------------------------------
        U.S. TREASURY NOTES
        5.50%, 2003                   $   225    $   225
        7.875%, 2004                      100        112
        7.75%, 2005                       530        587
        ---------------------------------------------------
                                                     924
-----------------------------------------------------------
U.S. TREASURY BONDS
-----------------------------------------------------------
        10.75%, 2003                    2,450      2,986
        6.125%, 2027                    1,270      1,361
        ----------------------------------------------------
                                                   4,347
-----------------------------------------------------------
MORTGAGE BACKED SECURITIES
-----------------------------------------------------------
        FNMA, 5.75%, 2008               1,000        995
        FNMA, 7.00%, 2028               1,051      1,066
        --------------------------------------------------
                                                   2,061
-----------------------------------------------------------
GOVERNMENT AGENCY
-----------------------------------------------------------
        Tennessee Valley Authority,
        6.25%, 2017                       100        104
-----------------------------------------------------------
CANADIAN PROVINCIAL OBLIGATIONS
-----------------------------------------------------------
        Province of Quebec,
        8.625%, 2005                      500        565
        --------------------------------------------------
        TOTAL GOVERNMENT
        OBLIGATIONS--29.3%
        (Cost: $7,926)                             8,001
        --------------------------------------------------
              CORPORATE OBLIGATIONS
-----------------------------------------------------------
ASSET BACKED SECURITIES--.7%
-----------------------------------------------------------
        Pacific Gas & Electric,
          6.42%, 2008                     100        102
        Southern California Edison
        Co.
          6.22%, 2004                      50         50
          6.28%, 2005                      50         51
        --------------------------------------------------
                                                     203
-----------------------------------------------------------
AEROSPACE--2.1%
-----------------------------------------------------------
        Lockheed Martin Corp.
          6.75%, 2003                     400        410
          7.25%, 2006                     150        159
        --------------------------------------------------
                                                     569
-----------------------------------------------------------
BANKS--8.1%
-----------------------------------------------------------
        ABN-Amro Holding, N.V.,
          8.25%, 2009                     100        109
        Abbey National, PLC
          6.70%, 2049                     400        400
          6.69%, 2005                      25         26
        BCH Cayman Islands, Ltd.
          7.50%, 2005                     100        105
          7.70%, 2006                      70         75
        Capital One Bank,
          8.125%, 2000                    100        103
        Crestar Financial Corp.,
          8.25%, 2002                     100        107

-----------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT      VALUE
-----------------------------------------------------------
BANKS--CONTINUED
-----------------------------------------------------------
        Den Danske Bank,
          6.375%, 2008                $   350    $   346
        Fleet Financial Group, Inc.
          8.125%, 2004                     25         27
          8.625%, 2007                    175        201
        Kansallis Osake Bank,
          10.00%, 2002                    100        112
        NationsBank Corp.,
          9.50%, 2004                     200        232
        Riggs National Corp.,
          8.50%, 2006                     100        105
        Scotland International,
          8.80%, 2004                      50         56
        Svenska Handelsbanken,
          7.125%, 2049                    100        103
        Wells Fargo & Co.,
          6.875%, 2006                    100        104
        --------------------------------------------------
                                                   2,211
-----------------------------------------------------------
COMMUNICATIONS, MEDIA AND ELECTRONICS--7.8%
-----------------------------------------------------------
        Comcast Cable,
          8.50%, 2027                     100        120
        GTE Corp.,
          6.90%, 2008                     100        105
        News American Holdings,
        Inc.
          9.25%, 2013                      75         91
          8.15%, 2036                     300        336
        Tele-Communications, Inc.,
          9.80%, 2012                     350        451
        Time Warner, Inc.
          9.125%, 2013                    350        425
          9.15%, 2023                     200        252
        Viacom, Inc.,
          7.75%, 2005                     175        186
        WorldCom, Inc.
          7.75%, 2007                      50         54
          7.75%, 2027                     100        112
        --------------------------------------------------
                                                   2,132
-----------------------------------------------------------
CONSUMER PRODUCTS, SERVICES AND RETAIL--5.1%
-----------------------------------------------------------
        CSC Holdings, Inc.,
          7.875%, 2007                    200        211
        Dayton Hudson Corp.,
          7.50%, 2006                     100        107
        Dimon, Inc.,
          8.875%, 2006                     50         49
        Federated Department
        Stores,
          10.00%, 2001                    200        218
        May Department Stores Co.,
          6.875%, 2005                     50         52
        Phillip Morris Cos.,
          7.20%, 2007                     150        155
        Raytheon Co.,
          6.75%, 2007                     150        154
        Royal Caribbean Cruises,
        Ltd.,
          8.25%, 2005                     120        131

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT      VALUE
----------------------------------------------------------
CONSUMER PRODUCTS, SERVICES AND RETAIL--CONTINUED
----------------------------------------------------------
        Sears Roebuck Acceptance
        Corp.,
          7.00%, 2007                 $   150    $   157
        Sony Corp.,
          6.125%, 2003                    150        150
        --------------------------------------------------
                                                   1,384
----------------------------------------------------------
ENERGY AND CHEMICALS--1.1%
----------------------------------------------------------
        USX Corp.,
          6.850%, 2008                    300        302
----------------------------------------------------------
FINANCIAL SERVICES--6.3%
----------------------------------------------------------
        AEGON, N.V.,
          8.00%, 2006                     200        221
        Associates Corp.,
          6.625%, 2001                    200        203
        Case Credit Corp.,
          6.75%, 2007                     200        205
        FINOVA Capital Corp.,
          6.50%, 2002                     100        101
        General Electric Capital
        Corp.
          8.75%, 2007                      50         58
          8.625%, 2008                     50         59
        Lehman Brothers Holdings
          7.25%, 2003                      50         52
          7.375%, 2007                    100        106
        Morgan Stanley, Dean
        Witter, Discover & Co.,
          6.875%, 2007                    200        208
        Northern Trust Co.,
          6.250%, 2008                    500        500
        --------------------------------------------------
                                                   1,713
----------------------------------------------------------
TRANSPORTATION--3.2%
----------------------------------------------------------
        CSX Corp.,
          7.45%, 2007                     150        160
        Continental Airlines, Inc.
          7.75%, 2014                      47         51
          6.90%, 2018                      50         51
        Delta Air Lines Inc.,
          9.75%, 2021                     300        390
        Ford Motor Credit,
          7.75%, 2005                     100        108
        Norfolk Southern Corp.,
          7.35%, 2007                     100        107
        --------------------------------------------------
                                                     867

----------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT      VALUE
----------------------------------------------------------
UTILITIES--7.4%
----------------------------------------------------------
        BellSouth
        Telecommunications,
          6.375%, 2028                $   500    $   497
        Centerior Energy,
          7.67%, 2004                     100        105
        Cleveland Electric
        Illumination,
          7.43%, 2009                     100        104
        Commonwealth Edison
          7.375%, 2004                     50         52
          7.00%, 2005                     100        104
        El Paso Electric Co.,
          8.90%, 2006                     350        392
        Hyder, PLC,
          6.875%, 2007                    150        153
        Northwest Pipeline Corp.,
          6.625%, 2007                    100        103
        U.S. West Capital Funding,
        Inc.,
          6.875%, 2028                    500        503
        --------------------------------------------------
                                                   2,013
        --------------------------------------------------
        TOTAL CORPORATE
        OBLIGATIONS--41.8%
        (Cost: $11,239)                           11,394
        --------------------------------------------------
        MONEY MARKET INSTRUMENTS--36.6%
        Yield--5.85%
        Due--July 1998
        Federal National Mortgage
        Association
        (Cost: $10,000)                10,000     10,000
        --------------------------------------------------
        TOTAL INVESTMENTS--107.7%
        (Cost: $29,165)                           29,395
        --------------------------------------------------
        LIABILITIES, LESS CASH
        AND OTHER ASSETS--(7.7)%                  (2,091)
        --------------------------------------------------
        NET ASSETS--100%                         $27,304
        --------------------------------------------------

NOTE TO KEMPER INVESTMENT GRADE BOND PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $29,165,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $240,000, the gross unrealized depreciation was $10,000 and the net unrealized appreciation on investments was $230,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER CONTRARIAN VALUE PORTFOLIO

Portfolio of Investments at June 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                    NUMBER
            COMMON STOCKS          OF SHARES    VALUE
-----------------------------------------------------------
BANKS--11.9%
-----------------------------------------------------------
     Banc One Corp.                  65,320    $  3,646
     BankAmerica Corp.               35,000       3,025
     Bankers Trust New York Corp.    10,000       1,161
     Chase Manhattan Corp.           58,000       4,379
     First Union Corp.               55,400       3,227
     Golden West Financial Corp.     15,000       1,595
     NationsBank Corp.               48,400       3,703
     Norwest Corp.                   73,200       2,736
     PNC Bank Corp., N.A.            38,900       2,093
     Wachovia Corp.                  20,000       1,690
     -----------------------------------------------------
                                                 27,255
-----------------------------------------------------------
BASIC INDUSTRIES--11.4%
-----------------------------------------------------------
     Dow Chemical Co.                41,500       4,013
     Georgia-Pacific Corp.           30,000       1,768
     Louisiana-Pacific Corp.        110,000       2,008
     Lubrizol Corp.                 125,000       3,781
     Nucor Corp.                     50,000       2,300
     Praxair, Inc.                   80,000       3,745
     Sonoco Products Co.             96,000       2,904
     Timber Co.                      96,200       2,219
     Union Camp Corp.                21,500       1,067
     Weyerhaeuser Co.                50,000       2,309
     -----------------------------------------------------
                                                 26,114
-----------------------------------------------------------
CAPITAL GOODS--7.5%
-----------------------------------------------------------
     Crown Cork & Seal Co.           43,500       2,066
     General Electric Co.            72,000       6,552
     Hussmann International, Inc.    30,000         557
     Minnesota Mining &
       Manufacturing                 58,500       4,808
     Pitney Bowes, Inc.              68,000       3,273
     -----------------------------------------------------
                                                 17,256
-----------------------------------------------------------
CONSUMER CYCLICALS--4.4%
-----------------------------------------------------------
     Ford Motor Co.                  78,500       4,631
     May Department Stores Co.       40,000       2,620
     Superior Industries
     International                   99,000       2,791
     -----------------------------------------------------
                                                 10,042
-----------------------------------------------------------
CONSUMER STAPLES--8.0%
-----------------------------------------------------------
     Kimberly-Clark Corp.            60,000       2,752
     McDonald's Corp.                45,000       3,105
     Phillip Morris Cos.            243,600       9,592
     Wendy's International, Inc.    130,000       3,055
     -----------------------------------------------------
                                                 18,504

                                    NUMBER
                                   OF SHARES    VALUE
-----------------------------------------------------------
ENERGY--9.5%
-----------------------------------------------------------
     AMOCO Corp.                    178,900    $  7,447
     Atlantic Richfield Co.          75,000       5,859
     Chevron Corp.                   23,500       1,952
     Exxon Corp.                     60,000       4,279
     Texaco, Inc.                    40,000       2,387
     -----------------------------------------------------
                                                 21,924
-----------------------------------------------------------
FINANCIAL SERVICES--15.5%
-----------------------------------------------------------
     American International Group    30,900       4,511
     Associates First Capital
     Corp.                           40,574       3,119
     BRE Properties, Inc.            60,000       1,564
     Conseco, Inc.                   35,000       1,636
     Federal Home Loan Mortgage
       Corp.                        164,600       7,746
     Federal National Mortgage
       Association                  113,600       6,901
     H.F. Ahmanson & Co.             35,300       2,506
     J.P. Morgan & Co.               30,000       3,514
     Meditrust                       39,652       1,108
     National City Corp.             20,000       1,420
     Post Properties                 45,000       1,732
     -----------------------------------------------------
                                                 35,757
-----------------------------------------------------------
HEALTH CARE--6.8%
-----------------------------------------------------------
     American Home Products Corp.    80,000       4,140
     Baxter International            60,000       3,229
     Bristol-Myers Squibb Co.        30,000       3,448
     C.R. Bard                      124,500       4,739
     -----------------------------------------------------
                                                 15,556
-----------------------------------------------------------
TECHNOLOGY--9.2%
-----------------------------------------------------------
     AMP, Inc.                      167,000       5,741
     Diebold                        105,000       3,032
     Hewlett-Packard Co.             70,000       4,191
     Raytheon Co.                    61,500       3,636
     Xerox Corp.                     45,000       4,573
     -----------------------------------------------------
                                                 21,173
-----------------------------------------------------------
UTILITIES--2.6%
-----------------------------------------------------------
     Enron Corp.                     47,500       2,568
     GTE Corp.                       60,000       3,337
     -----------------------------------------------------
                                                  5,905
     -----------------------------------------------------
     TOTAL COMMON STOCKS--86.8%
     (Cost: $173,796)                           199,486
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------
                                   PRINCIPAL
                                    AMOUNT      VALUE
-----------------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--5.53% to 6.00%
     Due--July and August 1998
     Bell Atlantic Corp.            $11,100    $ 11,066
     Merrill Lynch & Co., Inc.       10,000      10,000
     Other                            9,500       9,486
     -----------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--13.3%
     (Cost: $30,552)                             30,552
     -----------------------------------------------------
     TOTAL INVESTMENTS--100.1%
     (Cost: $204,348)                           230,038
     -----------------------------------------------------
     LIABILITIES, LESS CASH AND
     OTHER ASSETS--(.1)%                           (331)
     -----------------------------------------------------
     NET ASSETS--100%                          $229,707
     -----------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO KEMPER CONTRARIAN VALUE PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $204,348,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $29,979,000, the gross unrealized depreciation was $4,289,000 and the net unrealized appreciation on investments was $25,690,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
            COMMON STOCKS          OF SHARES    VALUE
----------------------------------------------------------
CONSUMER DISCRETIONARY--13.7%
----------------------------------------------------------
     Applebee's International        28,900    $    647
(a)  BJ's Wholesale Club             23,300         947
     Brown Group, Inc.               27,700         551
     Burlington Coat Factory          2,000          45
     Bush Industries                 41,000         892
(a)  CDI Corp.                       17,000         455
(a)  Carmike Cinemas                 15,200         409
     Columbia Sportswear Co.         53,600       1,018
     DIMON, Inc.                     27,900         314
     First Brands Corp.              41,000       1,051
(a)  Footstar, Inc.                   8,600         413
(a)  Friedman's, Inc.                23,400         388
     Haggar Apparel Co.               8,500         108
     Harman International
       Industries                    17,200         662
     Heilig-Meyers                   13,200         163
     Herbalife International,
       Inc.
     Class A                          9,266         228
     Class B                         23,333         481
(a)  Hollywood Entertainment
       Corp.                         28,500         387
     Homebase, Inc.                  14,000         111
(a)  Lone Star Steakhouse &
       Saloon                        34,200         472
     Springs Industries, Inc.        18,000         830
(a)  Swisher International Group,
       Inc.                          50,500         404
     Talbots, Inc.                    5,000         131
(a)  Valassis Communications         27,000       1,041
(a)  Young Broadcasting Corp.        28,200       1,833
     -----------------------------------------------------
                                                 13,981
----------------------------------------------------------
CONSUMER STAPLES--.7%
----------------------------------------------------------
(a)  Fresh Del Monte Produce,
       Inc.                           8,100         153
(a)  Performance Food Group          18,000         358
     UST, Inc.                        7,400         196
     -----------------------------------------------------
                                                    707
----------------------------------------------------------
ENERGY--8.3%
----------------------------------------------------------
     Atmos Energy Corp.              30,500         930
(a)  Basin Exploration               29,100         513
(a)  Chieftain International,
       Inc.                          32,500         770
     Cross Timbers Oil               69,000       1,315
     Giant Industries                11,500         200
     KCS Energy                      45,000         515
(a)  Nuevo Energy Co.                27,500         883
(a)  Seitel, Inc.                    44,500         720
     TNP Enterprises, Inc.           17,200         531
(a)  Tesoro Petroleum Corp.          48,500         770
(a)  Triton Energy Corp.             20,500         732
(a)  Veritas DGC, Inc.               11,800         589
     -----------------------------------------------------
                                                  8,468
----------------------------------------------------------
FINANCIAL SERVICES--24.0%
----------------------------------------------------------
(a)  Acceptance Insurance Cos.       28,200         693
     Apartment Investment &
       Management Co.                15,926         629

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES    VALUE
----------------------------------------------------------
FINANCIAL SERVICES--CONTINUED
----------------------------------------------------------
     Associated Banc Corp.           14,845    $    559
     Bank Atlantic Bancorp.          18,925         224
     Chartwell Re Corp.              19,100         562
     Commercial Federal Corp.        30,250         957
     Commonwealth Bancorp, Inc.       7,400         170
     Compass Bancshares              13,150         593
     Cullen Frost Bankers            13,000         705
     Doral Financial Corp.           27,600         483
     Excel Legacy Corp.               5,500          24
     Excel Realty Trust, Inc.        15,900         458
     First Union Corp.               10,000         583
     Fremont General Corp.           17,500         948
     Frontier Insurance Group        12,100         273
     HCC Insurance Holdings          21,300         468
     HUBCO, Inc.                     12,360         443
(a)  Headlands Mortgage Co.          28,800         540
     IMH Commercial Holdings,
       Inc.                           2,100          33
     Imperial Credit Commercial
       Mortgage Investment          149,900       1,958
     Imperial Credit Industries      35,500         834
     John Alden Financial Corp.      12,300         271
     LandAmerica Financial Group,
       Inc.                           5,000         286
     Nationwide Health Properties    41,100         981
     North Fork Bancorporation,
       Inc.                          24,000         587
(a)  Ocwen Financial Corp.            9,500         255
     Omega Healthcare Investors,
       Inc.                          29,200       1,026
     Pacific Bank, N.A.               6,500         358
     PennCorp Financial Group        18,100         371
     Peoples Heritage Financial
       Group                         11,600         274
     Philips International Realty    28,400         467
     Prentiss Properties Trust       40,300         980
     Redwood Trust                   21,100         371
     Reliance Group Holdings,
       Inc.                          46,700         817
     RenaissanceRe Holdings, Ltd.     6,000         278
     Resource Bancshares Mortgage
       Group                         59,115       1,101
     Royal Nelloyd Group SP ADR      49,600         496
(a)  Southern Pacific Funding
       Corp.                         48,800         766
     Sovereign Bancorp                7,555         123
(a)  UniCapital Corp.                31,300         599
     United Companies Financial
       Corp.                         14,300         223
     Vermont Financial Services
       Corp.                          6,500         178
     W.R. Berkley Corp.              10,100         405
     Webster Financial Corp.         29,000         964
     Winston Hotels                  26,000         325
     -----------------------------------------------------
                                                 24,639

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                    NUMBER
                                   OF SHARES    VALUE
----------------------------------------------------------
HEALTH CARE--3.6%
----------------------------------------------------------
(a)  CONMED Corp.                    38,500    $    886
(a)  Genesis Health Ventures         25,000         625
     Health Care Property
       Investors, Inc.               11,700         422
(a)  Hologic, Inc.                   41,800         760
     Integrated Health Services      27,489       1,031
     -----------------------------------------------------
                                                  3,724
----------------------------------------------------------
MATERIALS AND PROCESSING--15.4%
----------------------------------------------------------
     AK Steel Holding Corp.          24,200         433
     AMCOL International             55,550         670
     Ball Corp.                      27,400       1,101
     Birmingham Steel Corp.          63,350         784
(a)  Buckeye Technologies, Inc.      38,300         902
     Carpenter Technology Corp.      20,900       1,050
     Del Webb Corp.                  22,100         573
     Elcor Corp.                     34,750         877
     Flowserve Corp.                 37,526         924
     Furon Co.                       51,700         937
(a)  Global Industrial
       Technologies, Inc.            37,500         539
     Intermet Corp.                  57,600       1,044
(a)  Lone Star Technologies          41,300         630
(a)  Lydall, Inc.                    37,200         542
     Mississippi Chemical Corp.      29,700         488
(a)  Mueller Industries, Inc.        12,000         446
     Quanex Corp.                    29,000         879
(a)  Shaw Group                      35,800         931
     Trinity Industries              23,000         955
(a)  Wyman-Gordon Co.                51,000       1,017
     -----------------------------------------------------
                                                 15,722
----------------------------------------------------------
PRODUCER DURABLES--6.4%
----------------------------------------------------------
     Albany International Corp.      41,772       1,000
     Apogee Enterprises              41,600         637
     Blount International, "A"       33,900         966
     Briggs & Stratton Corp.         20,800         779
     General Cable Corp.             34,800       1,005
     Robbins & Myers, Inc.           18,700         543
     Stewart & Stevenson Services    47,100         848
     Watts Industries, Inc.          39,200         818
     -----------------------------------------------------
                                                  6,596
----------------------------------------------------------
TECHNOLOGY--5.9%
----------------------------------------------------------
(a)  Benchmark Electronics           27,000         540

                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
----------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------
     Breed Technologies, Inc.        23,700    $    363
(a)  Burr Brown Corp.                26,925         565
(a)  EXAR Corp.                      16,100         338
(a)  HMT Technology Corp.            66,000         553
(a)  Hutchinson Technology           26,700         728
(a)  Learning Co.                    16,100         477
(a)  MasTec, Inc.                    27,200         649
     Scientific-Atlanta              12,500         317
(a)  Tech-Sym Corp.                  14,500         403
     -----------------------------------------------------
                                                  6,082
----------------------------------------------------------
TRANSPORTATION--6.9%
----------------------------------------------------------
     Airborne Freight Corp.          15,000         524
(a)  America West Holdings           42,600       1,217
(a)  Avis Rent A Car, Inc.           24,500         606
     Borg-Warner Automotive, Inc.    16,300         783
(a)  Budget Group, Inc.               4,000         128
(a)  Dollar Thrifty Automotive
       Group, Inc.                   62,200         824
     Fleetwood Enterprises           21,000         840
     Myers Industries                22,220         533
     Teekay Shipping                 40,100       1,005
(a)  Wisconsin Central
       Transportation Corp.          28,900         632
     -----------------------------------------------------
                                                  7,092
----------------------------------------------------------
UTILITIES--1.2%
----------------------------------------------------------
(a)  Jones Intercable, Inc.          49,800       1,245
     -----------------------------------------------------
     TOTAL COMMON STOCKS--86.1%
     (Cost: $84,467)                             88,256
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--5.67% to 5.78%
     Due--July 1998
     Baxter International, Inc.     $ 4,500       4,482
     Madison Funding Corp.            4,500       4,480
     Other                            4,600       4,588
     -----------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--13.2%
     (Cost: $13,550)                             13,550
     -----------------------------------------------------
     TOTAL INVESTMENTS--99.3%
     (Cost: $98,017)                            101,806
     -----------------------------------------------------
     CASH AND OTHER ASSETS, LESS
     LIABILITIES--.7%                               672
     -----------------------------------------------------
     NET ASSETS--100%                          $102,478
     -----------------------------------------------------

NOTES TO KEMPER SMALL CAP VALUE PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $98,017,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $10,522,000, the gross unrealized depreciation was $6,733,000 and the net unrealized appreciation on investments was $3,789,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER VALUE+GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER OF
COMMON STOCKS                         SHARES       VALUE
----------------------------------------------------------
BASIC INDUSTRIES--4.3%
----------------------------------------------------------
     AMP, Inc.                          15,700    $    540
     Dow Chemical Co.                    3,800         367
     Georgia-Pacific Corp.               1,800         106
     Louisiana-Pacific Corp.            15,000         274
     Lubrizol Corp.                     10,000         303
     Nucor Corp.                         7,000         322
     Praxair, Inc.                      10,000         468
     Sonoco Products Co.                15,400         466
     Timber Co.                         12,400         286
     Union Camp Corp.                    6,200         308
     Universal Corp.                    48,500       1,813
     -----------------------------------------------------
                                                     5,253
----------------------------------------------------------
CAPITAL GOODS--7.7%
----------------------------------------------------------
     Crown Cork & Seal Co.               5,200         247
     Emerson Electric Co.                9,500         574
     General Electric Co.               29,500       2,685
     Minnesota Mining &
       Manufacturing                     8,000         658
(a)  Philips Electronics, N.V.          14,400       1,224
     Pitney Bowes, Inc.                  9,000         433
     Raytheon Co.                        9,000         532
     Tyco International, Ltd.           14,000         882
(a)  U.S. Filter Corp.                  37,900       1,064
     Xerox Corp.                        12,000       1,220
     -----------------------------------------------------
                                                     9,519
----------------------------------------------------------
CONSUMER CYCLICALS--10.7%
----------------------------------------------------------
     American Greetings Corp.           21,000       1,070
(a)  AutoZone, Inc.                     18,500         591
     Carnival Corp.                     32,000       1,268
     Deluxe Corp.                       11,500         412
     Dillard Department Stores          28,500       1,181
     Family Dollar Stores               30,000         555
     Home Depot                          8,500         706
(a)  MGM Grand                          28,000         884
     May Department Stores Co.           6,500         426
     NIKE                               23,500       1,144
(a)  Nine West Group                    36,000         965
     Sears, Roebuck & Co.               14,900         910
     Sotheby's Holdings                 15,000         336
(a)  Tommy Hilfiger Corp.               16,700       1,044
     V.F. Corp.                          4,000         206
     Wal-Mart Stores, Inc.              12,000         729
     Walt Disney Co.                     5,100         536
     Wendy's International, Inc.         6,400         150
     -----------------------------------------------------
                                                    13,113
----------------------------------------------------------
CONSUMER DURABLES--1.2%
----------------------------------------------------------
     Ford Motor Co.                     13,000         767
     Magna International, Inc.,
       "A"                               3,800         261
     Superior Industries
       International                    14,000         395
     -----------------------------------------------------
                                                     1,423

----------------------------------------------------------
                                    NUMBER OF
                                      SHARES       VALUE
----------------------------------------------------------
CONSUMER STAPLES--11.0%
----------------------------------------------------------
     Avon Products                      13,000    $  1,007
     ConAgra                            35,000       1,109
     Dole Food Co.                      23,000       1,143
(a)  General Nutrition                  21,500         669
     Kimberly-Clark Corp.                7,000         321
     McDonald's Corp.                   15,000       1,035
     Newell Co.                         15,000         747
     PepsiCo                            30,500       1,256
     Philip Morris Cos.                 82,000       3,229
     Procter & Gamble Co.               10,500         956
(a)  Smithfield Foods                   20,000         610
     UST, Inc.                          53,200       1,436
     -----------------------------------------------------
                                                    13,518
----------------------------------------------------------
ENERGY--4.6%
----------------------------------------------------------
     AMOCO Corp.                        22,000         916
     Atlantic Richfield Co.              9,400         734
     Chevron Corp.                       3,700         307
     Columbus Energy Group               2,700         150
(a)  Cooper Cameron Corp.               16,500         842
     Enron Corp.                         6,000         324
     Exxon Corp.                        10,200         727
(a)  R&B Falcon Corp.                   20,000         453
(a)  Rowan Cos.                         34,000         661
(a)  Smith International                14,000         487
     -----------------------------------------------------
                                                     5,601
----------------------------------------------------------
FINANCE--17.6%
----------------------------------------------------------
     Ambac Financial Group, Inc.        15,000         877
     American General Corp.              3,300         235
     American International Group        3,000         438
     Associates First Capital
       Corp.                             3,407         262
     BB & T Corp.                       13,000         879
     BRE Properties, Inc.                9,000         235
     Banc One Corp.                      7,370         411
     Bank of New York Co.                5,600         340
     BankAmerica Corp.                   3,200         277
     Bankers Trust New York Corp.        1,900         221
     Bear Stearns Cos.                  12,700         722
     Chase Manhattan Corp.               7,000         528
     Federal Home Loan Mortgage
       Corp.                            24,700       1,162
     Federal National Mortgage
       Association                      39,100       2,375
     First Union Corp.                   9,600         559
     Golden West Financial Corp.         3,000         319
     H.F. Ahmanson & Co.                 5,000         355
     Hartford Financial Services        10,000       1,144
     Hibernia Corp.                     39,000         787
     J.P. Morgan & Co.                   2,200         258
     Jefferson-Pilot Corp.               9,150         530
     KeyCorp                             2,000          71
     MBIA, Inc.                          8,400         629
     Meditrust                           3,604         101
     Merrill Lynch & Co.                13,100       1,208
     MGIC Investment Corp.               7,000         399

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER OF
                                      SHARES       VALUE
----------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------
     Morgan Stanley, Dean Witter,
       Discover & Co.                   11,000    $  1,005
     NationsBank Corp.                  23,562       1,802
     Norwest Corp.                       7,000         262
     PNC Bank Corp., N.A.                7,000         377
     Post Properties                     8,000         308
     Republic New York Corp.             1,200          76
     Safeco Corp.                       14,000         636
     Torchmark Corp.                    14,500         663
     Travelers Group                    16,000         970
     Wells Fargo & Co.                     700         258
     -----------------------------------------------------
                                                    21,679
----------------------------------------------------------
HEALTH CARE--14.7%
----------------------------------------------------------
     Abbott Laboratories                23,000         940
(a)  ALZA Corp.                         34,500       1,492
     American Home Products Corp.       41,000       2,122
     Astra, A.B., ADR                   36,700         752
     Baxter International               10,000         538
     Bristol-Myers Squibb Co.           13,700       1,575
     C.R. Bard                          18,500         704
     Crescendo Pharmaceutical Co.        1,050          13
     Eli Lilly & Co.                    10,000         661
(a)  First Health Group Corp.           32,000         912
     General Re Corp.                    2,900         735
     Johnson & Johnson                   7,500         553
     McKesson Corp.                      9,000         731
     Merck & Co.                        10,600       1,418
     Pfizer, Inc.                        4,000         435
(a)  R.P. Scherer Corp.                 10,000         886
     Schering-Plough Corp.              12,800       1,173
     Stryker Corp.                      24,000         921
     Tenet HealthCare Corp.             13,000         406
     United Healthcare Corp.            17,100       1,086
     -----------------------------------------------------
                                                    18,053
----------------------------------------------------------
TECHNOLOGY--17.3%
----------------------------------------------------------
(a)  Analog Devices                     10,000         246
(a)  Applied Materials, Inc.            39,400       1,162
(a)  Atmel Corp.                        45,000         613
(a)  Bay Networks                       40,500       1,306
(a)  Cadence Design Systems, Inc.       10,000         312
(a)  Cisco Systems                      25,350       2,334
     Compaq Computer Corp.              56,200       1,595
(a)  Computer Sciences Corp.            21,600       1,382
     Diebold                            18,500         534

----------------------------------------------------------
                                    NUMBER OF
                                      SHARES
                                   OR PRINCIPAL
                                      AMOUNT       VALUE
----------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------
     Hewlett-Packard Co.                 2,800    $    168
     Intel Corp.                        23,200       1,720
     Linear Technology Corp.               100           6
(a)  Microchip Technology               24,500         640
(a)  National Semiconductor Corp.      103,500       1,365
(a)  Novellus Systems                   14,500         517
(a)  Parametric Technology Corp.        21,000         570
(a)  Quantum Corp.                      30,000         623
     Reynolds & Reynolds Co.            34,500         627
(a)  Seagate Technology                 13,000         310
(a)  Sun Microsystems                   26,500       1,151
(a)  Teradyne, Inc.                     41,500       1,110
(a)  3Com Corp.                         31,975         981
(a)  VLSI Technology                    30,000         503
(a)  Western Digital Corp.              94,900       1,121
(a)  Xilinx, Inc.                       10,000         340
     -----------------------------------------------------
                                                    21,236
----------------------------------------------------------
UTILITIES--3.2%
----------------------------------------------------------
(a)  AirTouch Communications            17,500       1,023
     GTE Corp.                          11,000         612
(a)  WorldCom, Inc.                     46,700       2,262
     -----------------------------------------------------
                                                     3,897
     -----------------------------------------------------
     TOTAL COMMON STOCKS--92.3%
     (Cost: $100,967)                              113,292
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--4.74% to 5.90%
     Due--July and August 1998
     U.S. Treasury Bills                $  550         547
     Bell Atlantic Network               5,900       5,895
     Countrywide Home Loan               3,000       2,984
     Other                               4,600       4,593
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--11.4%
     (Cost: $14,019)                                14,019
     -----------------------------------------------------
     TOTAL INVESTMENTS--103.7%
     (Cost: $114,986)                              127,310
     -----------------------------------------------------
     LIABILITIES, LESS CASH AND
     OTHER ASSETS--(3.7)%                           (4,483)
     -----------------------------------------------------
     NET ASSETS--100%                             $122,827
     -----------------------------------------------------

NOTES TO KEMPER VALUE+GROWTH PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $114,986,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $17,746,000, the gross unrealized depreciation was $5,422,000 and the net unrealized appreciation on investments was $12,324,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HORIZON 20+ PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                   PRINCIPAL
                                   AMOUNT OR
                                    NUMBER
        GOVERNMENT OBLIGATIONS     OF SHARES       VALUE
----------------------------------------------------------
U.S. TREASURY SECURITIES--18.0%
----------------------------------------------------------
Notes
                7.50%, 1999         $  100        $   102
                8.875%, 2000           250            265
                8.50%, 2000            800            849
                6.75%, 2000            499            510
                5.50%, 2000            875            874
                6.625%, 2001         1,900          1,957
                6.50%, 2001            380            390
                7.875%, 2004           261            293
     -----------------------------------------------------
                                                    5,240
----------------------------------------------------------
MORTGAGE BACKED SECURITIES--1.7%
----------------------------------------------------------
     FNMA
                6.01%, 2000            150            151
     FHLMC
                6.00%, 2006             50             50
     FHLMC
                6.50%, 2014            107            108
     GMNA
                7.00%, 2015            169            170
     -----------------------------------------------------
                                                      479
     -----------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--19.7%
     (Cost: $5,709)                                 5,719
     -----------------------------------------------------

COMMON STOCKS
----------------------------------------------------------
BASIC INDUSTRIES--3.5%
----------------------------------------------------------
     AK Steel Holding Corp.            910shs.         16
     AMCOL International             1,815             22
     Ciba Specialty Chemicals        1,300            167
     Crown Cork & Seal Co.             500             24
     Dow Chemical Co.                  500             48
     Eastman Chemical Co.              200             12
     Georgia-Pacific Corp.             300             18
     Global Industrial
       Technologies, Inc.            4,500             76
     Louisiana-Pacific Corp.         2,900             53
     Nucor Corp.                     1,200             55
     Pitney Bowes, Inc.                400             19
     Rentokil Initial, PLC          12,205             88
     Rowan Cos.                      5,500            107
(a)  Shaw Group                      1,100             29
     Smith International             2,000             70
     Sonoco Products Co.             2,420             73
     Technip, S.A.                     193             24
     Timber Co.                      2,400             55
     Toray Industries                7,500             39
     Union Camp Corp.                  600             30
(a)  Wyman-Gordon Co.                  400              8
     -----------------------------------------------------
                                                    1,033
----------------------------------------------------------
CAPITAL GOODS--7.3%
----------------------------------------------------------
     Applied Industrial
       Technologies                    600             12
     Blount International, "A"       1,460             42
(a)  Cooper Cameron Corp.            2,500            128
     Elcor Corp.                       500             13
     General Electric Co.            4,300            391
     Mannesmann, A.G.                3,010            309
     Minnesota Mining &
       Manufacturing                   400             33
     Murata Manufacturing            1,200             39
(a)  Philips Electronics, N.V.       1,100             94
     Raytheon Co.                      900             53







----------------------------------------------------------
                                    NUMBER
GOVERNMENT OBLIGATIONS             OF SHARES       VALUE
----------------------------------------------------------
CAPITAL GOODS--CONTINUED
----------------------------------------------------------
     Sony Corp.                        700        $    60
     Star Telecommunications,
       Inc.                          3,000             67
     Superior Services               1,500             45
(a)  Sylvan Learning Systems,
       Inc.                          7,550            247
     Trinity Industries                570             24
     Tyco International, Ltd.        2,000            126
(a)  U.S. Filter Corp.               5,500            154
     VIAG, A.G.                        280            193
     Xerox Corp.                     1,000            102
     -----------------------------------------------------
                                                    2,132
----------------------------------------------------------
CONSUMER CYCLICALS--8.7%
----------------------------------------------------------
     Albany International Corp.        100              2
     American Greetings Corp.        2,400            122
(a)  AutoZone, Inc.                  1,800             57
     Borg-Warner Automotive, Inc.      450             22
(a)  Bright Horizons Children's
       Center, Inc.                  2,800             78
     Brown Group, Inc.               1,360             27
     Carnival Corp.                  3,600            143
     Carrefour, S.A.                    76             48
     Cinar Films, Inc.               2,500             49
(a)  Consolidated Graphics, Inc.       700             41
     Columbia Sportswear Co.           500             10
     Dillard Department Stores       2,800            116
(a)  Education Management Corp.        500             16
     Family Dollar Stores            5,000             93
     Flowserve Corp.                   986             24
     Four Seasons Hotels, Inc.       1,600             56
(a)  Friedman's, Inc.                1,400             23
(a)  Hearst-Argyle Television,
       Inc.                            600             24
     Home Depot                        600             50
     Hudson's Bay Co.                2,975             68
     Kimberly-Clark Corp.            1,000             46
(a)  MGM Grand                       3,600            114
     May Department Stores Co.         600             39
(a)  Men's Wearhouse                 2,100             69
     Meredith Corp.                    400             19
(a)  Neiman-Marcus Group             2,000             87
     NIKE                            3,450            168
(a)  Nine West Group                 5,500            147
(a)  Outdoor Systems, Inc.           2,925             82
(a)  Outsource International         2,800             25
(a)  Pacific Sunwear of
       California                    1,200             42
(a)  Preview Travel, Inc.              500             17
     Sears, Roebuck & Co.            1,900            116
(a)  Tommy Hilfiger Corp.            1,500             94
     Tower Automotive, Inc.            300             13
(a)  Trammell Crow Co.               2,600             87
     Wal-Mart Stores, Inc.           3,000            182
     Walt Disney Co.                 1,000            105
     -----------------------------------------------------
                                                    2,521
----------------------------------------------------------
CONSUMER DURABLES--1.0%
----------------------------------------------------------
     BBA Group, PLC                  5,180             39
     Ford Motor Co.                  1,800            106
     Honda Motor Co., Ltd.           1,100             39
     Magna International, Inc.,
       "A"                             600             41
     U.S. Industries                 2,850             71
     -----------------------------------------------------
                                                      296

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES       VALUE
----------------------------------------------------------
CONSUMER STAPLES--9.8%
----------------------------------------------------------
(a)  American Italian Pasta Co.      2,000        $    74
     Avon Products                   2,000            155
     Coca Cola Co.                   1,700            145
     ConAgra                         5,000            158
     Corn Products International       500             17
(a)  Emmis Broadcasting Corp.          800             38
     Femsa "B" Fomento Economico
       Mexicano, S.A                 1,240             39
     Kimberly-Clark de Mexico,
       S.A. de C.V.                 15,400             54
     Koninklijke Ahold, N.V.         7,998            257
(a)  Lone Star Steakhouse &
       Saloon                        1,340             19
(a)  MSC Industrial Direct           2,800             80
     McDonald's Corp.                3,600            248
     NBTY, Inc.                     10,600            195
     Newell Co.                      3,200            159
     Ocular Sciences, Inc.             200              7
     PepsiCo                         4,500            185
     Philip Morris Cos.             11,000            433
     Procter & Gamble Co.            1,500            137
     Swisher International Group,
       Inc.                          1,500             12
     UST, Inc.                       6,200            167
     Universal Corp.                 5,000            187
     Wendy's International, Inc.     1,400             33
(a)  Whole Foods Market              1,000             61
     -----------------------------------------------------
                                                    2,860
----------------------------------------------------------
ENERGY--3.5%
----------------------------------------------------------
     AMOCO Corp.                     1,200             50
     Atlantic Richfield Co.          1,100             86
     Atmos Energy Corp.                600             18
     British Petroleum              12,586            184
     Chevron Corp.                     500             42
     Columbia Gas System               450             25
     Elf Aquitaine                   1,128            159
     Exxon Corp.                     1,200             86
     Giant Industries                1,110             19
     KCS Energy                        780              9
     Petro-Canada                    2,300             37
(a)  R & B Falcon Corp.              4,500            102
     Repsol, S.A.                      820             45
     Royal Dutch Petroleum Co.       1,396             77
     TNP Enterprises, Inc.             700             22
(a)  Tesoro Petroleum Corp.          1,190             19
     YPF Sociedad Anonima              900             27
     -----------------------------------------------------
                                                    1,007
----------------------------------------------------------
FINANCE--18.5%
----------------------------------------------------------
     AXA-UAP, S.A.                   2,000            225
     AEGON, N.V.                     2,900            252
     Ambac Financial Group, Inc.     2,000            117
     American General Corp.          1,000             71
     AmerUS Life Holdings, Inc.      2,200             71
     Associates First Capital
       Corp.                           471             36
     BB&T Corp.                      2,000            135
     Banc One Corp.                    770             43
     Banco Bilbao Vizcaya, S.A.      1,801             93
     Banco Popular Espanol             880             75
     BankAmerica Corp.                 400             35
     Bank of Ireland                 5,472            112
     Bankers Trust New York Corp.      200             23
     Bear Stearns Cos.               1,600             91
     Chase Manhattan Corp.             800             60

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES       VALUE
----------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------
     CITIC Pacific, Ltd.             6,500        $    11
     Commercial Federal Corp.        1,650             52
     Compass Bancshares                610             28
     Del Webb Corp.                  1,230             32
     Excel Legacy Corp.                265              1
     Excel Realty Trust, Inc.          765             22
     Executive Risk                    300             22
     Federal Home Loan Mortgage
       Corp.                         5,900            278
     Federal National Mortgage
       Association                   4,500            273
(a)  Financial Federal Corp.         4,400            118
     First Chicago NBD Corp.           200             18
     First Union Corp.               1,640             96
     Fleet Financial Group, Inc.       300             25
     General Re Corp.                  300             76
     Golden West Financial Corp.       400             43
     H.F. Ahmanson & Co.             1,300             92
     HSBC Holdings, PLC              3,644             89
     Hartford Financial Services     1,100            126
     Hibernia Corp.                  6,000            121
     ING Groep, N.V.                 2,820            185
     Imperial Credit Commercial
       Mortgage Investment           1,900             25
     Imperial Credit Industries      1,035             24
     Jefferson-Pilot Corp.             825             48
     Kansas City Southern
       Industries                      600             30
     KeyCorp                           600             21
     LaSalle Partners                1,200             53
     MGIC Investment Corp.           1,600             91
     Merrill Lynch & Co.             1,700            157
     Morgan Stanley, Dean Witter,
       Discover & Co.                2,000            183
     NationsBank Corp.               3,262            250
     PNC Bank Corp., N.A.              800             43
     PennCorp Financial Group          720             15
     Philips International Realty
       Corp.                         1,500             25
     Protective Life Insurance
       Co.                           1,700             62
     Republic New York Corp.           500             31
     Resource Bancshares Mortgage
       Group                         1,890             35
     Safeco Corp.                    2,000             91
     St. George Bank                41,000            266
     Texas Regional Bankshares       1,650             54
     Torchmark Corp.                 2,100             96
     Travelers Group                 2,200            133
     Union Bank of Switzerland         800            297
(a)  UniCapital Corp.                4,200             80
(a)  United Panam Financial Corp.    4,700             48
     Vedior, N.V.                    1,130             32
     Wells Fargo & Co.                 100             37
     -----------------------------------------------------
                                                    5,374
----------------------------------------------------------
HEALTH CARE--10.0%
----------------------------------------------------------
     Abbott Laboratories             3,000            123
(a)  ALZA Corp.                      4,900            212
     American Home Products Corp.    4,400            228
     Astra, A.B., ADR                3,366             69
     Bergen Brunswig Corp.           3,000            139
     Bristol-Myers Squibb Co.          800             92
(a)  British Biotech, PLC            5,110              3
     C.R. Bard                       1,300             49
     CVS Corp.                       1,812             71

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES       VALUE
----------------------------------------------------------
HEALTH CARE--CONTINUED
----------------------------------------------------------
(a)  CONMED Corp.                    1,270        $    29
     Eli Lilly & Co.                 2,000            132
(a)  First Health Group Corp.        2,900             83
     General Nutrition               2,000             62
(a)  Genesis Health Ventures         1,000             25
     Glaxo Wellcome, PLC             2,194             66
(a)  Hanger Orthopedic Group,
       Inc.                          8,900            181
     Health Care Property
       Investors, Inc.                 400             14
     Herbalife International         1,000             21
(a)  Hologic, Inc.                   1,100             20
     Johnson & Johnson               1,200             89
     McKesson Corp.                    800             65
     Merck & Co.                     1,200            161
     Novartis                           21             35
     Omnicare, Inc.                  2,900            111
(a)  Province Healthcare Co.         4,100            114
     Roche Holding, A.G.                50             49
(a)  Safeskin Corp.                  1,800             74
     Schering-Plough Corp.           2,000            183
(a)  Sofamor-Danek Group               600             52
     Stryker Corp.                   3,000            115
(a)  Tenet Healthcare Corp.          2,500             78
     United Healthcare Corp.         2,000            127
     Zeneca Group, PLC               1,115             48
     -----------------------------------------------------
                                                    2,920
----------------------------------------------------------
TECHNOLOGY--13.2%
----------------------------------------------------------
     AMP, Inc.                       1,800             62
     Advanced Fibre
       Communications                  700             28
(a)  AirTouch Communications         1,500             88
(a)  American Tower Corp.           13,100            327
(a)  Applied Materials, Inc.         4,900            144
     Artesyn Technologies              500              8
(a)  Atmel Corp.                     6,500             89
(a)  Bay Networks                    5,000            161
     CHS Electronics                   500              9
     Canon, Inc.                       900             20
(a)  Cisco Systems                   3,300            304
     Compaq Computer Corp.           7,150            203
(a)  Computer Sciences Corp.         2,800            179
(a)  Comverse Technology               100              5
     Diebold                         3,500            101
     Fuji Photo Film Co., Ltd.       1,000             35
(a)  Gartner Group, "A"                400             14
     Getronics                       1,050             54
(a)  HMT Technology Corp.            1,600             13
     Hewlett-Packard Co.               900             54
(a)  ITT Educational Services        7,500            242
     Intel Corp.                     3,200            237
(a)  Learning Co.                      850             25
     Linear Technology Corp.         3,000            181

----------------------------------------------------------
                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT         VALUE
----------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------
(a)  Microchip Technology            3,000        $    78
(a)  National Semiconductor Corp.   10,000            132
(a)  Novellus Systems                1,800             64
     Pittway Corp.                     100              7
(a)  Quantum Corp.                   2,400             50
     Reynolds & Reynolds Co.         6,300            115
(a)  Sanmina Corp.                     450             20
     Saville Systems, PLC              600             30
(a)  Seagate Technology              1,500             36
(a)  Sun Microsystems                5,000            217
     Telecom Italia, S.p.A           2,700             20
(a)  Teradyne, Inc.                  3,700             99
(a)  3Com Corp.                      4,150            127
(a)  VLSI Technology                 5,000             84
(a)  Western Digital Corp.          14,100            167
     -----------------------------------------------------
                                                    3,829
----------------------------------------------------------
TRANSPORTATION--.2%
----------------------------------------------------------
     FDX Corporate Holding Co.         500             31
(a)  Wisconsin Central
       Transportation Corp.          1,200             26
     -----------------------------------------------------
                                                       57
----------------------------------------------------------
UTILITIES--3.4%
----------------------------------------------------------
     GTE Corp.                       1,200             67
(a)  Jones Intercable, Inc.          1,435             36
(a)  McLeodUSA, Inc.                 2,500             97
     Praxair, Inc.                     700             33
     Telebras, S.A.                  1,200            131
     Telecom Italia Mobile          33,915            207
     Telefonica de Espana, S.A.      1,830             85
(a)  WorldCom, Inc.                  7,100            344
     -----------------------------------------------------
                                                    1,000
     -----------------------------------------------------
     TOTAL COMMON STOCKS--79.1%
     (Cost: $19,862)                               23,029
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--3.5%
     Yield--4.94% and 5.67%
     Due--July 1998
     (Cost: $1,030)                 $1,030          1,030
     -----------------------------------------------------
     TOTAL INVESTMENTS--102.3%
     (Cost: $26,601)                               29,778
     -----------------------------------------------------
     LIABILITIES, LESS CASH AND
     OTHER ASSETS--(2.3)%                            (675)
     -----------------------------------------------------
     NET ASSETS -- 100%                           $29,103
     -----------------------------------------------------

NOTES TO KEMPER HORIZON 20+ PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $26,601,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $4,046,000, the gross unrealized depreciation was $869,000 and the net unrealized appreciation on investments was $3,177,000.

See accompanying Notes to Financial Statements.
                                                                              71

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HORIZON 10+ PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     PRINCIPAL
                                     AMOUNT OR
                                      NUMBER
         GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
----------------------------------------------------------
U.S. TREASURY SECURITIES--35.3%
----------------------------------------------------------
Notes
                8.875%, 2000          $ 1,178     $ 1,247
                8.50%, 2000             1,970       2,082
                6.75%, 2000               970         990
                5.50%, 2000             1,700       1,699
                8.00%, 2001             1,000       1,064
                6.625%, 2001            2,650       2,730
                6.50%, 2001             1,045       1,071
                5.375%, 2001            1,200       1,196
                6.25%, 2002               450         460
                7.875%, 2004              750         842
     -----------------------------------------------------
                                                   13,381
----------------------------------------------------------
MORTGAGE BACKED SECURITIES--3.5%
----------------------------------------------------------
     FNMA       6.01%, 2000               500         503
     FHLMC      6.00%  2000               174         174
     FHLMC      6.50%, 2014               230         232
     GMNA       7.00%, 2015               428         430
     -----------------------------------------------------
                                                    1,339
     -----------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--38.8%
     (Cost: $14,712)                               14,720
     -----------------------------------------------------

COMMON STOCKS
----------------------------------------------------------
BASIC INDUSTRIES--3.2%
----------------------------------------------------------
     AK Steel Holding Corp.             1,350shs.      24
     AMCOL International                2,625          32
     Ciba Specialty Chemicals, A.G.     1,300         167
     Crown Cork & Seal Co.                500          24
     Dow Chemical Co.                     600          58
     Eastman Chemical Co.                 200          12
     Georgia-Pacific Corp.                300          18
     Global Industrial
       Technologies, Inc.               4,500          76
     Louisiana-Pacific Corp.            3,000          55
     Millennium Chemicals, Inc.           107           4
     Nucor Corp.                        1,400          64
     Pitney Bowes, Inc.                   400          19
     Rentokil Initial, PLC             15,248         110
     Rowan Cos.                         7,500         146
(a)  Shaw Group                         1,600          42
     Smith International                2,500          87
     Sonoco Products Co.                2,200          67
     Technip, S.A.                        350          43
     Timber Co.                         2,700          62
     Toray Industries                   9,000          47
     Union Camp Corp.                     500          25
(a)  Wyman-Gordon Co.                     600          12
     -----------------------------------------------------
                                                    1,194
----------------------------------------------------------
CAPITAL GOODS--4.8%
----------------------------------------------------------
     Applied Industrial
       Technologies                     1,050          22
     Blount International, "A"          2,180          62
(a)  Cooper Cameron Corp.               1,500          77
     Elcor Corp.                          800          20
     Emerson Electric Co.               1,200          72
     General Electric Co.               4,300         391

----------------------------------------------------------
                                      NUMBER
         GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
----------------------------------------------------------
CAPITAL GOODS--CONTINUED
----------------------------------------------------------
     Mannesmann, A.G.                     850     $    87
     Minnesota Mining &
       Manufacturing                      400          33
     Murata Manufacturing               1,000          32
(a)  Philips Electronics, N.V.          1,300         111
     Raytheon Co.                         900          53
     Sony Corp.                           800          69
     Superior Services                  1,100          33
(a)  Sylvan Learning Systems, Inc.      7,400         242
     Trinity Industries                   830          34
     Tyco International, Ltd.           2,000         126
(a)  U.S. Filter Corp.                  4,100         115
     VIAG, A.G.                           280         193
     Xerox Corp.                          600          61
     -----------------------------------------------------
                                                    1,833
----------------------------------------------------------
CONSUMER CYCLICALS--6.9%
----------------------------------------------------------
     Albany International Corp.           100           2
     American Greetings Corp.           2,100         107
(a)  AutoZone, Inc.                     2,300          73
     Borg Warner Automotive, Inc.         640          31
(a)  Bright Horizons Children's
       Center, Inc.                     2,100          59
     Brown Group, Inc.                  2,000          40
     Carnival Corp.                     3,600         143
     Carrefour, S.A.                       81          51
     Cinar Films, Inc.                  2,700          53
     Columbia Sportswear Co.              800          15
(a)  Consolidated Graphics, Inc.        1,550          91
     Dillard Department Stores          1,800          75
(a)  Education Management Corp.           800          26
     Flowserve Corp.                    1,440          35
     Four Seasons Hotels, Inc.          1,600          56
(a)  Friedman's, Inc.                   1,985          33
(a)  Hearst-Argyle Television, Inc.     1,200          48
     Home Depot                         1,400         116
     Hudson's Bay Co.                   3,375          77
     Kimberly-Clark Corp.               1,000          46
(a)  MGM Grand                          2,600          82
     May Department Stores Co.            300          20
(a)  Men's Wearhouse                    1,950          64
     Meredith Corp.                       400          19
(a)  Neiman-Marcus Group                2,000          87
     NIKE                               3,000         146
(a)  Nine West Group                    4,000         107
(a)  Outdoor Systems, Inc.              3,675         103
(a)  Outsource International            3,900          35
(a)  Pacific Sunwear of California        600          21
(a)  Preview Travel, Inc.                 500          17
     Sears, Roebuck & Co.               2,200         134
(a)  Tommy Hilfiger Corp.               1,800         113
     Tower Automotive, Inc.               800          34
(a)  Trammell Crow Co.                  3,900         130
     V.F. Corp.                           600          31
     Wal-Mart Stores, Inc.              2,000         122
     Walt Disney Co.                    1,100         116
     Wendy's International, Inc.        1,500          35
     -----------------------------------------------------
                                                    2,593

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      NUMBER
                                     OF SHARES     VALUE
----------------------------------------------------------
CONSUMER DURABLES--.8%
----------------------------------------------------------
     BBA Group, PLC                     6,044     $    46
     Ford Motor Co.                     2,000         118
     Honda Motor Co., Ltd.              1,300          46
     Magna International, Inc., "A"       600          41
     U.S. Industries                    2,250          56
     -----------------------------------------------------
                                                      307
----------------------------------------------------------
CONSUMER STAPLES--5.7%
----------------------------------------------------------
(a)  American Italian Pasta Co.           900          34
     Coca Cola Co.                        800          68
     ConAgra                            6,000         190
(a)  Corn Products International        1,100          37
(a)  Emmis Broadcasting Corp.             700          33
     Femsa "B" Fomento Economico
       Mexicano, S.A.                   1,740          54
     Imperial Tobacco Group, ADR          375           5
     Kimberly-Clark de Mexico, S.A.
       de C.V.                         17,600          62
     Koninklijke Ahold, N.V.            4,400         141
(a)  Lone Star Steakhouse & Saloon      1,950          27
(a)  MSC Industrial Direct              1,200          34
     McDonald's Corp.                   2,700         186
(a)  NBTY, Inc.                        11,200         206
     Newell Co.                         2,000         100
     Ocular Sciences, Inc.                500          16
     PepsiCo                            2,000          82
     Philip Morris Cos.                 8,500         335
     Procter & Gamble Co.               1,300         118
(a)  Swisher International Group,
       Inc.                             2,200          18
     UST, Inc.                          6,000         162
     Universal Corp.                    5,500         206
(a)  Whole Foods Market                 1,000          61
     -----------------------------------------------------
                                                    2,175
----------------------------------------------------------
ENERGY--3.2%
----------------------------------------------------------
     AMOCO Corp.                        2,100          87
     Atlantic Richfield Co.             1,100          86
     Atmos Energy Corp.                   900          27
     British Petroleum                 17,083         249
     Chevron Corp.                        400          33
     Columbia Gas System                  750          42
     Elf Aquitaine                      1,439         202
     Enron Corp.                          800          43
     Exxon Corp.                          900          64
     Giant Industries                   1,620          28
     KCS Energy                         1,170          13
     Petro-Canada                       4,925          80
(a)  R&B Falcon Corp.                   3,000          68
     Repsol, S.A.                         960          53
     Royal Dutch Petroleum Co.          1,534          85
     TNP Enterprises, Inc.                900          28
(a)  Tesoro Petroleum Corp.             1,760          28
     -----------------------------------------------------
                                                    1,216
----------------------------------------------------------
FINANCE--13.7%
----------------------------------------------------------
     AXA-UAP, S.A.                      1,100         124
     AEGON, N.V.                        3,000         261
     Ambac Financial Group, Inc.        1,500          88
     American General Corp.             1,000          71
     AmerUS Life Holdings, Inc.         2,700          87

----------------------------------------------------------
                                      NUMBER
                                     OF SHARES     VALUE
----------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------
     Associates First Capital Corp.       524     $    40
     Banc One Corp.                       989          55
     Banco Bilbao Vizcaya               2,166         111
     Banco Popular Espanol                941          80
     BankAmerica Corp.                    400          35
     Bank of Ireland                    4,833          99
     Bankers Trust New York Corp.         400          46
     Bear Stearns Cos.                  1,400          80
     CITIC Pacific, Ltd.               13,500          24
     Commercial Federal Corp.           1,850          59
     Compass Bancshares                   900          41
     Del Webb Corp.                     1,800          47
     Excel Legacy Corp.                   420           1
     Excel Realty Trust, Inc.           1,120          32
     Executive Risk                       400          30
     Federal Home Loan Mortgage
       Corp.                            5,900         278
     Federal National Mortgage
       Association                      4,700         286
(a)  Financial Federal Corp.            3,200          86
     First Chicago NBD Corp.              500          44
     First Union Corp.                  1,560          91
     Fleet Financial Group, Inc.          200          17
     General Re Corp.                     500         127
     H.F. Ahmanson & Co.                1,300          92
     HSBC Holdings, PLC                 4,855         119
     Hartford Financial Services          600          69
     Hibernia Corp.                     4,000          81
     ING Groep, N.V.                    3,287         215
     Imperial Credit Commercial
       Mortgage Investment              2,600          34
     Imperial Credit Industries         1,490          35
     Jefferson-Pilot Corp.                750          43
     Kansas City Southern
       Industries                         600          30
     KeyCorp                              400          14
     LaSalle Partners                     500          22
     MGIC Investment Corp.              1,400          80
     Merrill Lynch & Co.                1,100         101
     Morgan Stanley, Dean Witter,
       Discover & Co.                   1,000          91
     NationsBank Corp.                  2,912         223
     PNC Bank Corp., N.A.                 900          48
     PennCorp Financial Group           1,050          22
     Philips International Realty
       Corp.                            2,200          36
     Protective Life Insurance Co.      1,500          55
     Republic New York Corp.              400          25
     Resource Bancshares Mortgage
       Group                            2,656          49
     Safeco Corp.                       1,700          77
     St. George Bank                   48,800         316
     Texas Regional Bancshares          2,350          77
     Torchmark Corp.                    2,100          96
     Travelers Group                    3,000         182
     Union Bank of Switzerland          1,000         372
(a)  UniCapital Corp.                   4,900          94
(a)  United Panam Financial Corp.       4,700          48
     Vedior, N.V.                       2,014          57
     Wells Fargo & Co.                    100          37
     -----------------------------------------------------
                                                    5,180

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      NUMBER
                                     OF SHARES     VALUE
----------------------------------------------------------
HEALTH CARE--7.9%
----------------------------------------------------------
     Abbott Laboratories                2,400     $    98
(a)  ALZA Corp.                         4,400         190
     American Home Products Corp.       5,600         290
     Astra, A.B., ADR                   5,400         111
     Bristol-Myers Squibb Co.           1,700         195
     British Biotech, PLC               8,148           5
     C.R. Bard                          1,000          38
     CVS Corp.                            810          32
(a)  CONMED Corp.                       1,850          43
     Eli Lilly & Co.                    2,000         132
(a)  First Health Group Corp.           2,900          83
     General Nutrition                  2,000          62
(a)  Genesis Health Ventures            1,400          35
     Glaxo Wellcome, PLC                2,521          76
(a)  Hanger Orthopedic Group            8,700         177
     Health Care Property
       Investors, Inc.                    500          18
     Herbalife International            1,500          31
(a)  Hologic, Inc.                      1,600          29
     McKesson Corp.                       700          57
     Merck & Co.                        1,300         174
     Novartis                              31          52
     Omnicare, Inc.                     2,900         111
(a)  Province Healthcare Co.            4,100         114
(a)  R.P. Scherer Corp.                   800          71
     Roche Holding, A.G.                    7          69
(a)  Safeskin Corp.                     1,800          74
     Schering-Plough Corp.              2,500         229
(a)  Sofamor-Danek Group                  800          69
     Stryker Corp.                      3,500         134
     United Healthcare Corp.            1,900         121
     Zeneca Group, PLC                  1,466          63
     -----------------------------------------------------
                                                    2,983
----------------------------------------------------------
TECHNOLOGY--10.7%
----------------------------------------------------------
     AMP, Inc.                          1,900          65
     Advanced Fibre Communications        800          32
(a)  AirTouch Communications            2,000         117
     American Tower Corp.              13,900         347
(a)  Applied Materials, Inc.            4,300         127
     Artesyn Technologies               1,600          26
(a)  Atmel Corp.                        7,000          95
(a)  Bay Networks                       5,000         161
     CHS Electronics                    1,500          27
     Canon, Inc.                        1,700          39
(a)  Cisco Systems                      3,600         330
     Compaq Computer Corp.              6,350         180
(a)  Computer Sciences Corp.            2,940         188
(a)  Comverse Technology                  300          16
     Diebold                            4,100         118
     Fuji Photo Film Co., Ltd.          1,000          35
(a)  Gartner Group, "A"                   400          14
     Getronics                          1,230          64
(a)  HMT Technology Corp.               2,300          19
     Hewlett-Packard Co.                  800          48

----------------------------------------------------------
                                     NUMBER OF
                                     SHARES OR
                                     PRINCIPAL
                                      AMOUNT       VALUE
----------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------
(a)  ITT Educational Services           7,500     $   242
     Intel Corp.                        3,300         245
(a)  Learning Co.                       1,200          36
     Linear Technology Corp.            3,300         199
(a)  Microchip Technology               3,300          86
(a)  National Semiconductor Corp.       8,500         112
(a)  Novellus Systems                   2,100          75
     Pittway Corp.                        200          15
(a)  Quantum Corp.                      4,600          95
     Reynolds & Reynolds Co.            6,500         118
(a)  Sanmina Corp.                        400          17
     Saville Systems, PLC                 300          15
(a)  Seagate Technology                 1,500          36
     Star Telecommunications            3,000          67
(a)  Sun Microsystems                   4,100         178
     Telecom Italia, S.p.A             18,600         137
(a)  Teradyne, Inc.                     4,000         107
(a)  3Com Corp.                         4,025         124
(a)  VLSI Technology                    5,000          84
(a)  Western Digital Corp.              1,900          22
     -----------------------------------------------------
                                                    4,058
----------------------------------------------------------
TRANSPORTATION--.2%
----------------------------------------------------------
     FDX Corporate Holding Co.            500          31
(a)  Wisconsin Central
       Transportation Corp.             1,700          37
     -----------------------------------------------------
                                                       68
----------------------------------------------------------
UTILITIES--2.5%
----------------------------------------------------------
     GTE Corp.                          1,200          67
(a)  Jones Intercable, Inc.             2,080          52
(a)  McLeodUSA, Inc.                    2,500          97
     Praxair, Inc.                        700          33
     Telebras                           1,600         175
     Telecom Italia Mobile             27,820         170
     Telefonica de Espana, S.A.         2,194         102
(a)  WorldCom, Inc.                     5,500         266
     -----------------------------------------------------
                                                      962
     -----------------------------------------------------
     TOTAL COMMON STOCKS--59.6%
     (Cost: $19,650)                               22,569
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--.1%
     Yield--4.94%
     Due--July 1998
     (Cost: $30)                      $    30          30
     -----------------------------------------------------
     TOTAL INVESTMENTS--98.5%
     (Cost: $34,392)                               37,319
     -----------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--1.5%                           579
     -----------------------------------------------------
     NET ASSETS--100%                             $37,898
     -----------------------------------------------------

NOTES TO KEMPER HORIZON 10+ PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $34,392,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $4,033,000, the gross unrealized depreciation was $1,106,000 and the net unrealized appreciation on investments was $2,927,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER HORIZON 5 PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    PRINCIPAL
                                    AMOUNT OR
                                     NUMBER
        GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
----------------------------------------------------------
U. S. TREASURY SECURITIES--54.9%
----------------------------------------------------------
Notes
                8.875%, 2000         $ 1,470     $ 1,557
                8.50%, 2000            1,750       1,864
                6.75%, 2000            1,249       1,275
                5.875%, 2000             340         342
                5.50%, 2000              300         300
                8.00%, 2001              573         610
                6.625%, 2001           2,550       2,626
                6.50%, 2001            2,170       2,225
                5.375%, 2001           1,000         996
                6.25%, 2002              600         614
                7.875%, 2004             650         730
     -----------------------------------------------------
                                                  13,139
----------------------------------------------------------
MORTGAGE BACKED SECURITIES--4.1%
----------------------------------------------------------
     FNMA       6.01%, 2000              350         352
     FHLMC      6.00%, 2006              105         105
     FHLMC      6.50%, 2014              141         142
     GMNA       7.00%, 2015              394         396
     -----------------------------------------------------
                                                     995
     -----------------------------------------------------
     TOTAL GOVERNMENT
     OBLIGATIONS--59.0%
     (Cost: $14,134)                              14,134
     -----------------------------------------------------

     COMMON STOCKS
----------------------------------------------------------
BASIC INDUSTRIES--2.1%
----------------------------------------------------------
     AK Steel Holding Corp.              430shs.       8
     AMCOL International                 960          12
     Ciba Specialty Chemicals,
       A.G.                              600          77
     Crown Cork & Seal Co.               200           9
     Dow Chemical Co.                    200          19
     Eastman Chemical Co.                100           6
     Georgia-Pacific Corp.               100           6
     Louisiana-Pacific Corp.           1,300          24
     Nucor Corp.                         500          23
     Pitney Bowes, Inc.                  200          10
     Rentokil Initial, PLC             3,200          23
     Rowan Cos.                        5,500         107
(a)  Shaw Group                          600          16
     Smith International               2,000          70
     Sonoco Products Co.                 880          27
     Technip, S.A.                       169          21
     Timber Co.                        1,200          28
     Toray Industries                  1,500           8
     Union Camp Corp.                    200          10
(a)  Wyman-Gordon Co.                    200           4
     -----------------------------------------------------
                                                     508
----------------------------------------------------------
CAPITAL GOODS--3.5%
----------------------------------------------------------
     Applied Industrial
       Technologies                      600          12
     Blount International, "A"           800          23
(a)  Cooper Cameron Corp.                500          25
     Elcor Corp.                         200           5
     Emerson Electric Co.                500          30
     General Electric Co.              1,900         173

----------------------------------------------------------
                                     NUMBER
        GOVERNMENT OBLIGATIONS      OF SHARES     VALUE
----------------------------------------------------------
CAPITAL GOODS--CONTINUED
----------------------------------------------------------
     Mannesmann, A.G.                    420     $    43
     Minnesota Mining &
       Manufacturing                     200          16
     Murata Manufacturing                700          23
(a)  Philips Electronics, N.V.           700          60
     Raytheon Co.                        400          24
     Sony Corp.                          400          34
     Star Telecommunications,
       Inc.                            2,400          54
     Superior Services                   300           9
(a)  Sylvan Learning Systems,
       Inc.                            2,200          72
     Trinity Industries                  290          12
     Tyco International, Ltd.          1,000          63
(a)  U.S. Filter Corp.                 2,000          56
     VIAG, A.G.                          110          76
     Xerox Corp.                         250          25
     -----------------------------------------------------
                                                     835
----------------------------------------------------------
CONSUMER CYCLICALS--4.8%
----------------------------------------------------------
     American Greetings Corp.            800          41
(a)  AutoZone, Inc.                    1,100          35
     Borg-Wagner Automotive, Inc.        240          12
(a)  Bright Horizons Children's
       Center, Inc.                    1,300          36
     Brown Group, Inc.                   730          15
     Carnival Corp.                    1,600          63
     Carrefour, S.A.                      38          24
     Columbia Sportswear Co.             300           6
(a)  Consolidated Graphics, Inc.         650          38
     Dillard Department Stores           700          29
(a)  Education Management Corp.          500          16
     Flowserve Corp.                     519          13
     Four Seasons Hotels, Inc.         1,200          42
(a)  Friedman's, Inc.                    740          12
(a)  Hearst-Argyle Television,
       Inc.                              500          20
     Hudson's Bay Co.                  1,550          36
     Kimberly-Clark Corp.                500          23
(a)  MGM Grand                         1,000          32
     May Department Stores Co.           200          13
(a)  Men's Wearhouse                     750          25
     Meredith Corp.                      200           9
(a)  Neiman-Marcus Group               1,600          69
     NIKE                              1,500          73
(a)  Nine West Group                   2,000          54
(a)  Outdoor Systems, Inc.             1,425          40
(a)  Outsource International           2,500          23
(a)  Pacific Sunwear of
       California                        450          16
(a)  Preview Travel, Inc.                200           7
     Sears, Roebuck & Co.              1,000          61
(a)  Tommy Hilfiger Corp.                500          31
     Tower Automotive, Inc.              500          21
(a)  Trammell Crow Co.                 2,500          84
     V.F. Corp.                          200          10
     Wal-Mart Stores, Inc.             1,000          61
     Walt Disney Co.                     500          53
     Wendy's International, Inc.         600          14
     -----------------------------------------------------
                                                   1,157

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
CONSUMER DURABLES--.6%
----------------------------------------------------------
     BBA Group, PLC                    2,440     $    18
     Ford Motor Co.                      900          53
     Honda Motor Co., Ltd.               600          21
     Magna International, Inc.,
       "A"                               200          14
     U.S. Industries                   1,000          25
     -----------------------------------------------------
                                                     131
----------------------------------------------------------
CONSUMER STAPLES--4.1%
----------------------------------------------------------
(a)  American Italian Pasta Co.          600          22
     Avon Products                       500          39
     ConAgra                           2,500          79
(a)  Corn Products International         500          17
(a)  Emmis Broadcasting Corp.            400          19
     Femsa "B" Fomento Economico
       Mexicano, S.A.                    460          14
     Kimberly-Clark de Mexico,
       S.A. de C.V.                    9,900          35
     Koninklijke Ahold, N.V.             988          32
(a)  Lone Star Steakhouse &
       Saloon                            705          10
(a)  MSC Industrial Direct               400          11
     McDonald's Corp.                  1,400          97
(a)  NBTY, Inc.                        6,600         121
     Newell Co.                        1,300          65
     Ocular Sciences, Inc.               100           3
     PepsiCo                           1,700          70
     Philip Morris Cos.                3,700         146
     Procter & Gamble Co.                400          36
(a)  Swisher International Group,
       Inc.                              800           6
     UST, Inc.                         2,000          54
     Universal Corp.                   2,900         108
     -----------------------------------------------------
                                                     984
----------------------------------------------------------
ENERGY--2.3%
----------------------------------------------------------
     AMOCO Corp.                       1,000          42
     Atlantic Richfield Co.              500          39
     Atmos Energy Corp.                  320          10
     British Petroleum                10,756         157
     Chevron Corp.                       300          25
     Columbia Gas System                 150           8
     Elf Aquitaine                       763         107
     Exxon Corp.                         500          36
     Giant Industries                    590          10
     KCS Energy                          420           5
     Petro-Canada                      1,600          26
     Repsol, S.A.                        390          21
     Royal Dutch Petroleum Co.           636          35
     TNP Enterprises, Inc.               300           9
(a)  Tesoro Petroleum Corp.              650          10
     -----------------------------------------------------
                                                     540
----------------------------------------------------------
FINANCE--8.7%
----------------------------------------------------------
     AXA-UAP, S.A.                       515          58
     AEGON, N.V.                       1,400         122
     American General Corp.              300          21
     AmerUS Life Holdings, Inc.          500          16
     Associates First Capital
       Corp.                             235          18
     Banc One Corp.                      329          18
     Banco Popular Espanol               170          15
     BankAmerica Corp.                   200          17
     Bank of Ireland                   3,452          71

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
FINANCE--CONTINUED
----------------------------------------------------------
     Bankers Trust New York Corp.        100     $    12
     Bear Stearns Cos.                   400          23
     CITIC Pacific, Ltd.               6,000          11
     Commercial Federal Corp.            700          22
     Compass Bancshares                  320          14
     Del Webb Corp.                      650          17
     Excel Legacy Corp.                  110           1
     Excel Realty Trust, Inc.            410          12
     Executive Risk                      200          15
     Federal Home Loan Mortgage
       Corp.                           2,600         122
     Federal National Mortgage
       Association                     2,100         128
(a)  Financial Federal Corp.           2,100          56
     First Chicago NBD Corp.             200          18
     First Union Corp.                   620          36
     General Re Corp.                    200          51
     H.F. Ahmanson & Co.                 600          43
     HSBC Holdings, PLC                  814          20
     Hartford Financial Services         300          34
     Hibernia Corp.                    1,500          30
     ING Groep, N.V.                   2,051         134
     Imperial Credit Commercial
       Mortgage Investment               900          12
     Imperial Credit Industries          550          13
     Jefferson-Pilot Corp.               375          22
     Kansas City Southern
       Industries                        300          15
     KeyCorp                             400          14
     LaSalle Partners                    300          13
     MGIC Investment Corp.               500          29
     Merrill Lynch & Co.                 200          18
     Morgan Stanley, Dean Witter,
       Discover & Co.                    500          46
     NationsBank Corp.                   887          68
     PNC Bank Corp., N.A.                500          27
     PennCorp Financial Group            380           8
     Philips International Realty
       Corp.                             800          13
     Protective Life Insurance
       Co.                               600          22
     Republic New York Corp.             100           6
     Resource Bancshares Mortgage
       Group                             945          18
     Safeco Corp.                      1,000          45
     St. George Bank                  24,400         158
     Texas Regional Bankshares         1,650          54
     Torchmark Corp.                     700          32
     Travelers Group                   1,300          79
     Union Bank of Switzerland           490         182
(a)  UniCapital Corp.                  1,200          23
     Vedior, N.V.                        455          13
     -----------------------------------------------------
                                                   2,085
----------------------------------------------------------
HEALTH CARE--5.1%
----------------------------------------------------------
     Abbott Laboratories               1,200          49
(a)  ALZA Corp.                        2,000          86
     American Home Products Corp.      2,000         103
     Astra, A.B., ADR                  1,600          33
     Bristol-Myers Squibb Co.            300          34
(a)  British Biotech, PLC              3,550           2
     C.R. Bard                           300          11
     CVS Corp.                           428          17

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     NUMBER
                                    OF SHARES     VALUE
----------------------------------------------------------
HEALTH CARE--CONTINUED
----------------------------------------------------------
(a)  CONMED Corp.                        685     $    16
     Eli Lilly & Co.                     300          20
(a)  First Health Group Corp.          1,000          28
     General Nutrition                 1,000          31
(a)  Genesis Health Ventures             500          12
     Glaxo Wellcome, PLC               1,225          37
(a)  Hanger Orthopedic Group           4,600          94
     Health Care Property
       Investors, Inc.                   200           7
     Herbalife International             500          10
(a)  Hologic, Inc.                       500           9
     McKesson Corp.                      500          41
     Merck & Co.                         500          67
     Novartis                             14          23
     Omnicare, Inc.                    1,700          65
(a)  Province Healthcare Co.           2,500          69
     Roche Holding, A.G.                  30          30
(a)  Safeskin Corp.                    1,000          41
     Schering-Plough Corp.               700          64
(a)  Sofamor-Danek Group                 300          26
     Stryker Corp.                     2,500          96
     United Healthcare Corp.           1,000          64
     Zeneca Group, PLC                   780          33
     -----------------------------------------------------
                                                   1,218
----------------------------------------------------------
TECHNOLOGY--7.0%
----------------------------------------------------------
     AMP, Inc.                           800          27
     Advanced Fibre
       Communications                    500          20
(a)  American Tower Corp.              5,300         132
(a)  Applied Materials, Inc.           2,000          59
     Artesyn Technologies              1,000          16
(a)  Bay Networks                      1,000          32
     CHS Electronics                   1,000          18
     Canon, Inc.                         400           9
(a)  Cisco Systems                     1,650         152
     Compaq Computer Corp.             3,200          91
(a)  Computer Sciences Corp.           1,400          90
(a)  Comverse Technology                 200          10
     Diebold                           1,700          49
     Fuji Photo Film Co., Ltd.         2,000          70
(a)  Gartner Group, "A"                  200           7
     Getronics                           480          25
(a)  HMT Technology Corp.                800           7
     Hewlett-Packard Co.                 300          18
(a)  ITT Educational Services          1,100          35
     Intel Corp.                       1,400         104
(a)  Learning Co.                        470          14
     Linear Technology Corp.           1,600          97

----------------------------------------------------------
                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT       VALUE
----------------------------------------------------------
TECHNOLOGY--CONTINUED
----------------------------------------------------------
(a)  Microchip Technology              1,700     $    44
(a)  National Semiconductor Corp.      4,000          53
(a)  Novellus Systems                    800          29
     Pittway Corp.                       100           7
(a)  Quantum Corp.                     1,400          29
     Reynolds & Reynolds Co.           3,100          56
(a)  Sanmina Corp.                       150           7
     Saville Systems, PLC                300          15
(a)  Seagate Technology                  600          14
(a)  Sun Microsystems                  2,300         100
     Telecom Italia, S.p.A.           13,000          96
(a)  Teradyne, Inc.                    1,800          48
(a)  3Com Corp.                        1,700          52
(a)  VLSI Technology                   2,000          34
(a)  Western Digital Corp.             1,200          14
     -----------------------------------------------------
                                                   1,680
----------------------------------------------------------
TRANSPORTATION--.1%
----------------------------------------------------------
     FDX Corporate Holding Co.           200          13
(a)  Wisconsin Central
       Transportation Corp.              600          13
     -----------------------------------------------------
                                                      26
----------------------------------------------------------
UTILITIES--2.1%
----------------------------------------------------------
     GTE Corp.                           600          33
(a)  Jones Intercable, Inc.              750          19
(a)  McLeodUSA, Inc.                   1,500          58
     Praxair, Inc.                       300          14
     Telebras, S.A.                      800          87
     Telecom Italia Mobile            17,180         105
     Telefonica de Espana, S.A.          883          41
(a)  WorldCom, Inc.                    3,000         145
     -----------------------------------------------------
                                                     502
     -----------------------------------------------------
     TOTAL COMMON STOCKS--40.4%
     (Cost: $8,502)                                9,666
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--.1%
     Yield--4.94%
     Due--July 1998
     (Cost: $30)                     $    30          30
     -----------------------------------------------------
     TOTAL INVESTMENTS--99.5%
     (Cost: $22,666)                              23,830
     -----------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--.5%                           115
     -----------------------------------------------------
     NET ASSETS--100%                            $23,945
     -----------------------------------------------------

NOTES TO KEMPER HORIZON 5 PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $22,666,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $1,618,000, the gross unrealized depreciation was $454,000 and the net unrealized appreciation on investments was $1,164,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER BLUE CHIP PORTFOLIO

Portfolio of Investments at June 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                     PRINCIPAL
                                     AMOUNT OR
                                       NUMBER
                                     OF SHARES      VALUE
----------------------------------------------------------
CORPORATE OBLIGATION--.3%
----------------------------------------------------------
     ALZA Corp., 5.00%, 5/1/06         $  100      $   128
     (Cost: $99)
     -----------------------------------------------------
 COMMON STOCKS
----------------------------------------------------------
CONSUMER DISCRETIONARY--6.5%
----------------------------------------------------------
     CVS Corp., convertible
       preferred                        5,000shs.      382
(a)  Consolidated Stores Corp.         11,600          420
     J.C. Penney Co., Inc.              9,500          687
     May Department Stores Co.          5,000          327
     Mirage Resorts, Inc.              18,000          384
     Newell Co.                         7,000          349
(a)  Proffitt's, Inc.                   8,000          323
     U.S. Industries                    7,750          192
     -----------------------------------------------------
                                                     3,064
----------------------------------------------------------
CONSUMER STAPLES--5.2%
----------------------------------------------------------
     Dial Corp.                        19,700          511
     General Mills, Inc.                5,000          342
     H.J. Heinz Co.                     8,300          466
     McCormick & Company, Inc.         16,000          571
     Procter & Gamble Co.               6,000          546
     -----------------------------------------------------
                                                     2,436
----------------------------------------------------------
HEALTH CARE--14.3%
----------------------------------------------------------
     Abbott Laboratories               20,000          817
(a)  ALZA Corp.                         2,000           86
     American Home Products Corp.      12,200          631
     Bausch & Lomb, Inc.               12,000          601
     Becton, Dickinson & Co.           10,000          776
     Bristol-Myers Squibb Co.           1,500          172
     Crescendo Pharmaceuticals
       Corp.                              150            2
     Eli Lilly & Co.                   10,000          661
(a)  HEALTHSOUTH Corp.                  4,100          109
     McKesson Corp., convertible
       preferred                        1,000          113
     McKesson Corp.                     3,400          276
     Merck & Co.                        5,200          696
     Newell Company Health,
       convertible preferred            3,000          174
     Schering-Plough Corp.              8,000          733
     United Healthcare Corp.            5,000          318
(a)  Wellpoint Health Networks          8,100          599
     -----------------------------------------------------
                                                     6,764

----------------------------------------------------------
                                       NUMBER
                                     OF SHARES      VALUE
----------------------------------------------------------
COMMUNICATIONS--4.7%
----------------------------------------------------------
     AT&T Corp.                        12,200      $   697
     American Tower Systems Corp.
       Class "A"                          100            2
     Ameritech Corp.                    3,000          135
     Frontier Corp.                    12,000          378
     SBC Communications, Inc.           5,800          232
     Sprint Corp.                       6,000          423
(a)  WorldCom, Inc.                     7,000          339
     -----------------------------------------------------
                                                     2,206
----------------------------------------------------------
FINANCE--21.5%
----------------------------------------------------------
     American Express Co.               5,100          581
     American General Corp.             9,900          705
     Associates First Capital
       Corp.                           10,000          769
     Beneficial Corp.                   4,500          689
     Boston Properties, Inc.            6,200          214
     CIGNA Corp.                       11,400          787
     Compass Bancshares                 5,300          239
     Equity Residential Properties
       Trust                            8,000          379
     Federal National Mortgage
       Association                     10,000          607
     First Chicago NBD Corp.           13,000        1,152
     First Tennessee National
       Corp.                            8,300          316
     General Growth Properties,
       Inc.                             2,200           82
     Jefferson-Pilot Corp.              7,350          426
     Lincoln National Corp.             3,000          274
     Mellon Bank Corp.                  3,000          209
     Morgan Stanley, Dean Witter,
       Discover & Co.                   6,000          548
     NationsBank Corp.                  9,000          689
     Torchmark Corp.                   18,000          824
     Travelers Group                    7,000          424
     Washington Mutual, Inc.            6,300          274
     -----------------------------------------------------
                                                    10,188
----------------------------------------------------------
MEDIA--2.5%
----------------------------------------------------------
     CBS Corp.                         20,000          635
     Univision Communication, Inc.      6,600          246
     Walt Disney Co.                    3,000          315
     -----------------------------------------------------
                                                     1,196
----------------------------------------------------------
SERVICE INDUSTRIES--1.6%
----------------------------------------------------------
(a)  Gartner Group, "A"                 8,000          280
     R.R. Donnelley & Sons Co.         10,300          471
     -----------------------------------------------------
                                                       751

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                       NUMBER
                                     OF SHARES      VALUE
----------------------------------------------------------
DURABLES--3.7%
----------------------------------------------------------
     Boeing Co.                         1,500      $    67
     Dana Corp.                        10,000          535
     Federal-Mogul Corp.,
       convertible preferred            2,000          148
     Federal-Mogul Corp.                3,000          202
     Goodyear Tire & Rubber Co.         6,800          438
     Owens Illinois, convertible
       preferred                        6,500          339
     -----------------------------------------------------
                                                     1,729
----------------------------------------------------------
MANUFACTURING--9.0%
----------------------------------------------------------
     Bowater, Inc.                      8,000          378
     Emerson Electric Co.               4,600          278
     General Electric Co.               4,600          419
     Imperial Chemical Industries
       PLC (ADR)                        7,900          510
     Monsanto Co.                      10,000          559
     PPG Industries                     6,000          417
     Stanley Works                     15,900          661
     Temple-Inland, Inc.                  300           16
     Textron, Inc.                     11,100          796
     Union Camp Corp.                   4,000          199
     -----------------------------------------------------
                                                     4,233
----------------------------------------------------------
TECHNOLOGY--13.8%
----------------------------------------------------------
     Alcatel Alsthom                   15,000          610
(a)  Cadence Design System Inc.        10,000          312
(a)  Computer Sciences Corp.            8,000          512
(a)  Cisco Systems                      3,150          290
     General Motors Corp., Class H      7,000          330
     Hewlett-Packard Co.               10,900          653
     International Business
       Machines Corp.                   6,000          689
     Motorola                          12,800          673
     Raytheon Co.                      13,043          752
(a)  Seagate Technology                 9,000          214
(a)  Sterling Commerce, Inc.            6,000          291
(a)  Sun Microsystems                  12,000          521
(a)  Teradyne, Inc.                     3,000           80
     Texas Instruments, Inc.           10,300          601
     -----------------------------------------------------
                                                     6,528

----------------------------------------------------------
                                       NUMBER
                                     OF SHARES      VALUE
----------------------------------------------------------
ENERGY--8.4%
----------------------------------------------------------
     Atlantic Richfield Co.            11,000      $   859
     Chevron Corp.                     10,800          897
     Enron Corp.                       10,000          541
     Exxon Corp.                        8,100          578
     Mobil Corp.                        5,400          414
     Pennzoil Co.                         100            5
     Texaco, Inc.                      11,000          657
     -----------------------------------------------------
                                                     3,951
----------------------------------------------------------
TRANSPORTATION--.3%
----------------------------------------------------------
     Norfolk Southern Corp.             5,000          149
----------------------------------------------------------
UTILITIES--1.0%
----------------------------------------------------------
     Cincinnati Bell, Inc.             17,200          492
     -----------------------------------------------------
     TOTAL COMMON STOCKS--92.5%
     (Cost: $41,251)                                43,687
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--4.75% to 5.85%
     Due--July 1998
     Federal National Mortgage
       Association                     $3,000        3,000
     Other                              1,116        1,116
     -----------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--8.7%
     (Cost: $4,166)                                  4,166
     -----------------------------------------------------
     TOTAL INVESTMENTS--101.5%
     (Cost: $45,516)                                47,981
     -----------------------------------------------------
     LIABILITIES, LESS CASH AND
     OTHER ASSETS--(1.5)%                             (738)
     -----------------------------------------------------
     NET ASSETS--100%                              $47,243
     -----------------------------------------------------

NOTES TO KEMPER BLUE CHIP PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $45,517,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $3,025,000, the gross unrealized depreciation was $560,000 and the net unrealized appreciation on investments was $2,465,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GLOBAL INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                            U.S. DOLLAR
                  CURRENCY                                        ISSUER                        PRINCIPAL      VALUE
---------------------------------------------------------------------------------------------------------------------------
    U.S. DOLLAR--30.3%                       U.S. Treasury Bonds
                                              7.50%, 2024                                            275      $  341
                                             U.S. Treasury Notes
                                              6.375%, 2000                                           485         491
                                              5.75%, 2003                                            280         283
                                              5.875%, 2004                                           285         290
                                             -----------------------------------------------------------------------
                                                                                                               1,405
--------------------------------------------------------------------------------------------------------------------
    CANADIAN DOLLAR--19.6%                   Government of Canada
                                              4.75%, 1999                                            550         372
                                              7.50%, 2003                                            185         138
                                              7.00%, 2006                                            225         170
                                              8.00%, 2027                                            250         231
                                             -----------------------------------------------------------------------
                                                                                                                 911
--------------------------------------------------------------------------------------------------------------------
    JAPANESE YEN--11.1%                      Asian Development Bank
                                              5.00%, 2003                                         17,000         143
                                             Int'l Bank for Recon. and Dev.
                                              4.75%, 2004                                         15,000         131
                                             Italian Treasury
                                              5.00%, 2004                                         14,000         123
                                             Kingdom of Spain
                                              3.10%, 2006                                         15,000         121
                                             -----------------------------------------------------------------------
                                                                                                                 518
--------------------------------------------------------------------------------------------------------------------
    NEW ZEALAND DOLLAR--9.8%                 Federal National Mortgage Association
                                              7.25%, 2001                                            250         129
                                             New Zealand Government
                                              10.00%, 2002                                           200         114
                                              8.00%, 2004                                            380         210
                                             -----------------------------------------------------------------------
                                                                                                                 453
--------------------------------------------------------------------------------------------------------------------
    IRISH PUNT--9.1%                         Government of Ireland
                                              8.00%, 2000                                             75         112
                                              6.50%, 2001                                             50          73
                                              8.75%, 2012                                            125         236
                                             -----------------------------------------------------------------------
                                                                                                                 421
--------------------------------------------------------------------------------------------------------------------
    BRITISH POUND--4.9%                      Republic of Finland
                                              7.00%, 2000                                             60          99
                                             United Kingdom
                                              8.00%, 2015                                             40          84
                                              8.00%, 2021                                             20          44
                                             -----------------------------------------------------------------------
                                                                                                                 227
--------------------------------------------------------------------------------------------------------------------
    FRENCH FRANC--4.5%                       French Treasury
                                              6.75%, 2003                                            556         102
                                              6.75%, 2004                                            490          91
                                              6.00%, 2025                                             80          14
                                             -----------------------------------------------------------------------
                                                                                                                 207

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                            U.S. DOLLAR
                  CURRENCY                                        ISSUER                        PRINCIPAL      VALUE
---------------------------------------------------------------------------------------------------------------------------
    GERMAN MARK--3.7%                        Federal Republic of Germany
                                              6.875%, 2005                                           120      $   75
                                             Government of Ireland
                                              7.25%, 2003                                            160          99
                                             ----------------------------------------------------------------------------
                                                                                                                 174
---------------------------------------------------------------------------------------------------------------------------
    ITALIAN LIRA--2.4%                       Italian Treasury
                                              8.50%, 2004                                        170,000         113
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--95.4%
                                             (Cost: $4,518)                                                    4,429
                                             ----------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--4.6%                       214
                                             ----------------------------------------------------------------------------
                                             NET ASSETS--100%                                                 $4,643
                                             ----------------------------------------------------------------------------

NOTES TO KEMPER GLOBAL INCOME PORTFOLIO OF INVESTMENTS

The Portfolio is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $4,518,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $24,000, the gross unrealized depreciation was $113,000 and the net unrealized depreciation on investments was $89,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER-DREMAN HIGH RETURN
EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                        NUMBER
              COMMON STOCKS            OF SHARES    VALUE
----------------------------------------------------------
BANKS--14.3%
----------------------------------------------------------
     Banc One Corp.                       3,000    $   167
     Bank of New York Corp.                 700         42
     BankAmerica Corp.                    1,000         86
     BankBoston Corp.                     1,400         78
     Bankers Trust New York Corp.           300         35
     Crestar Financial Corp.                900         49
     First Chicago NBD Corp.              2,600        230
     First Union Corp.                    3,000        175
     Fleet Financial Group, Inc.          1,600        134
     J.P. Morgan & Co.                      300         35
     KeyCorp                              3,500        125
     NationsBank Corp.                    2,700        207
     Norwest Corp.                          400         15
     PNC Bank Corp., N.A.                 2,900        156
     Republic New York Corp.                200         13
     Wells Fargo & Co.                      100         37
     -----------------------------------------------------
                                                     1,584
----------------------------------------------------------
COMMUNICATIONS--1.1%
----------------------------------------------------------
     AT&T Corp.                           2,200        126
----------------------------------------------------------
CONSUMER DISCRETIONARY--1.9%
----------------------------------------------------------
     Dayton Hudson Corp.                    500         24
     Dillard's, Inc.                        200          8
(a)  Fruit of the Loom, Inc. "A"            300         10
(a)  Toys "R" Us, Inc.                    6,600        155
     Wal-Mart Stores, Inc.                  300         18
     -----------------------------------------------------
                                                       215
----------------------------------------------------------
CONSUMER STAPLES --13.7%
----------------------------------------------------------
     Imperial Tobacco Group, ADR          2,100         30
     Philip Morris Cos.                  17,900        705
     Quaker Oats Co.                        400         22
     RJR Nabisco Holdings Corp.          13,800        328
     UST, Inc.                           14,900        402
     Universal Corp.                        400         15
     V.F. Corp.                             300         15
     -----------------------------------------------------
                                                     1,517
----------------------------------------------------------
ENERGY--13.1%
----------------------------------------------------------
     AMOCO Corp.                         11,600        483
     Atlantic Richfield Co.               5,300        414
     ENSCO International, Inc.            3,200         56
(a)  Global Marine, Inc.                  3,300         62
(a)  Noble Drilling Corp.                 2,600         63
     Texaco, Inc.                         5,100        304
     Tidewater, Inc.                      1,900         63
     -----------------------------------------------------
                                                     1,445

                                        NUMBER
                                       OF SHARES
                                          OR
                                       PRINCIPAL
                                        AMOUNT      VALUE
----------------------------------------------------------
FINANCIAL SERVICES--10.7%
----------------------------------------------------------
     American General Corp.                 200    $    14
     American International Group           300         44
     Associates First Capital Corp.         200         15
     Capital One Finance Corp.            1,100        137
     Federal Home Loan Mortgage Corp.     6,100        287
     Federal National Mortgage
      Association                         6,100        371
     Ohio Casualty Corp.                  2,100         93
     St. Paul Companies, Inc.             2,200         92
     Travelers Group                      2,100        127
     -----------------------------------------------------
                                                     1,180
----------------------------------------------------------
HEALTH CARE--2.7%
----------------------------------------------------------
     Columbia/HCA Healthcare Corp.        4,900        143
(a)  Humana, Inc.                         2,800         87
(a)  Tenet Healthcare Corp.               2,100         66
     -----------------------------------------------------
                                                       296
----------------------------------------------------------
MANUFACTURING--2.2%
----------------------------------------------------------
     General Electric Co.                   600         55
     Hanson PLC, Inc.                     1,500         45
(a)  Philips Electronics N.V., ADR          800         68
     Xerox Corp.                            700         71
     -----------------------------------------------------
                                                       239
----------------------------------------------------------
UTILITIES--1.5%
----------------------------------------------------------
     Energy Group PLC, ADR                3,050        170
     -----------------------------------------------------
     TOTAL COMMON STOCKS--61.2%
     (Cost: $6,846)                                  6,772
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--3.75% to 6.10%
     Due--July 1998
     Ford Motor Credit                  $   200        200
     Monte Rose Capital                     200        249
     U.S. Treasury Bills                  2,300      2,290
     U.S. West Communications               200        200
     Others                                 400        399
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--30.2%
     (Cost: $3,338)                                  3,338
     -----------------------------------------------------
     TOTAL INVESTMENTS--91.4%
     (Cost: $10,184)                                10,110
     -----------------------------------------------------
     CASH AND OTHER ASSETS,
     LESS LIABILITIES--8.6%                            952
     -----------------------------------------------------
     NET ASSETS--100%                              $11,062
     -----------------------------------------------------

NOTE TO KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $10,184,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $90,000, the gross unrealized depreciation was $164,000 and the net unrealized depreciation on investments was $74,000.

See accompanying Notes to Financial Statements.
 82

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------
                                          NUMBER OF
              COMMON STOCKS                SHARES     VALUE
-------------------------------------------------------------
BANKS--56.9%
     BankAmerica Corp.                    1,900    $  164
     BankBoston Corp.                       600        33
     Bankers Trust New York Corp.           400        46
     Chase Manhattan Corp.                1,900       143
     Citicorp                             1,800       269
     Colonial BancGroup, Inc.               600        19
     Corus Bankshares, Inc.                 900        36
     First Chicago NBD Corp.              3,300       292
     First Hawaiian, Inc.                 1,700        62
     First Union Corp.                    3,700       216
     Firstar Corp.                        1,600        61
     Fleet Financial Group, Inc.          1,800       150
     H.F. Ahmanson & Co.                    700        50
     J.P. Morgan & Co.                      500        59
     KeyCorp                              4,100       146
     Mellon Bank Corp.                      900        63
     National Bank of Canada              1,000        20
     NationsBank Corp.                    3,600       275
     North Fork Bancorporation, Inc.        100         2
     Norwest Corp.                        2,400        90
     PNC Bank Corp., N.A.                 3,000       161
     People's Heritage Financial
       Group, Inc.                        1,600        38
     Popular, Inc.                          700        47
     Provident Financial Group              700        32
     Republic New York Corp.              1,200        76
     Summit Bancorp.                      1,000        47
     SunTrust Banks, Inc.                 1,100        89
     Washington Federal, Inc.               900        25
     Washington Mutual, Inc.                150         7
     Wells Fargo & Co.                      300       111
     -----------------------------------------------------
                                                    2,829
----------------------------------------------------------
CONSUMER FINANCE--4.4%

     American Express Co.                 1,500       171
     SLM Holding Corp.                    1,000        49
     -----------------------------------------------------
                                                      220
----------------------------------------------------------
INSURANCE--20.4%
     Allstate Corp.                       1,500       138
     American International Group,
       Inc.                               2,200       321
     Chubb Corp.                            600        48
     CIGNA Corp.                            700        48
     General Re Corp.                       300        76

----------------------------------------------------------
                                       NUMBER OF
                                       SHARES OR
                                       PRINCIPAL
                                        AMOUNT     VALUE
----------------------------------------------------------
INSURANCE--CONTINUED
     Jefferson-Pilot Corp.                  300    $   17
     Lincoln National Corp.                 400        37
     Marsh & McLennan Companies, Inc.     8,500        51
     Ohio Casualty Corp.                  1,900        84
     Safeco Corp.                         1,100        50
     St. Paul Companies, Inc.             2,000        84
     Torchmark Corp.                        600        27
     Transamerica Corp.                     300        35
     -----------------------------------------------------
                                                    1,016
----------------------------------------------------------
SERVICE INDUSTRIES--3.6%
     Lehman Brothers Holdings, Inc.         300        23
     Merrill Lynch & Co.                  1,200       111
     Raymond James Financial, Inc.          400        12
     T. Rowe Price & Associates, Inc.       900        34
     -----------------------------------------------------
                                                      180
----------------------------------------------------------
OTHER FINANCIAL SERVICES COMPANIES--11.2%
----------------------------------------------------------
     Federal Home Loan Mortgage Corp.     3,900       184
     Federal National Mortgage
       Association                        5,100       310
     Golden West Financial Corp.            200        21
     Household International                800        40
     -----------------------------------------------------
                                                      555
     -----------------------------------------------------
     TOTAL COMMON STOCKS--96.5%
     (Cost: $4,700)                                 4,800
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
     Yield--3.50% to 6.10%
     Due--July 1998
     U.S. Treasury Bills               $    300       300
     U.S. West Communications               100       100
     -----------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--8.0%
     (Cost: $400)                                     400
     -----------------------------------------------------
     TOTAL INVESTMENTS--104.5%
     (Cost: $5,159)                                 5,200
     -----------------------------------------------------
     LIABILITIES, LESS CASH
     AND OTHER ASSETS--(4.5)%                        (223)
     -----------------------------------------------------
     NET ASSETS--100%                              $4,977
     -----------------------------------------------------

 NOTE TO KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $5,159,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $116,000, the gross unrealized depreciation was $75,000 and the net unrealized appreciation on investments was $41,000.

See accompanying Notes to Financial Statements.
                                                                              83

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER GLOBAL BLUE CHIP PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (unaudited)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                   PRINCIPAL
                                   AMOUNT OR
                                   NUMBER OF
                                    SHARES      VALUE
----------------------------------------------------------
----------------------------------------------------------
UNITED KINGDOM--.7%
----------------------------------------------------------
     United Kingdom Treasury
     Bond,
       8.50%, 7/16/07                $  3      $      6
     -----------------------------------------------------

----------------------------------------------------------
UNITED STATES--6.5%
----------------------------------------------------------
     U.S. Treasury Bond,
       6.375%, 8/15/27                 34            37
     U.S. Treasury Strip, zero
       coupon, 8/15/21                 76            20
     -----------------------------------------------------
                                                     57
     -----------------------------------------------------
     TOTAL GOVERNMENT
     OBLIGATIONS--7.2%
     (Cost: $61)                                     63
     -----------------------------------------------------

     COMMON STOCKS

----------------------------------------------------------
ARGENTINA--1.7%
----------------------------------------------------------
     YPF, S.A.                        500shs.        15
       PETROLEUM COMPANY
     -----------------------------------------------------

----------------------------------------------------------
AUSTRALIA--1.9%
----------------------------------------------------------
     Broken Hill Proprietary Co.,
     Ltd                              300             5
       STEEL, MINERALS AND
       PETROLEUM EXPLORATION AND
       PRODUCTION
     Foster's Brewing Group, Ltd.       2             5
       LEADING BREWERY
     Woodside Petroleum Ltd.            2             7
       MAJOR OIL AND GAS PRODUCER
     -----------------------------------------------------
                                                     17
----------------------------------------------------------
BRAZIL--1.6%
----------------------------------------------------------
     Aracruz Celulose, S.A.           500             6
       PRODUCER OF EUCALYPTUS
       KRAFT PULP
     Companhia Vole de Rio Doce       400             8
       MINING, RAIL
       TRANSPORTATION, AND
       MINERAL SALES IN IRON ORE,
       ALUMINUM, MANGANESE,
       TITANIUM, GOLD AND COPPER
     -----------------------------------------------------
                                                     14

----------------------------------------------------------
CANADA--4.4%
----------------------------------------------------------
     BCE, Inc.                        300            13
       TELECOMMUNICATION SERVICES
     Canadian National Railway        200            11
       RAILROAD COMPANY
     Molson Cos., Ltd., "A"           800            14
       BREWERY
     -----------------------------------------------------
                                                     38


----------------------------------------------------------
                                    NUMBER
                                   OF SHARES    VALUE
                                    SHARES      VALUE
----------------------------------------------------------
----------------------------------------------------------
CHILE--1.1%
----------------------------------------------------------
     Sociedad Quimios y Minera de
     Chile, S.A.                      300      $     10
       PRODUCER OF FERTILIZER,
       IODINE AND INDUSTRIAL
       CHEMICALS
     -----------------------------------------------------

----------------------------------------------------------
FRANCE--2.9%
----------------------------------------------------------
     AXA-UAP, S.A.                    109            12
       INSURANCE GROUP PROVIDING
       INSURANCE, FINANCE AND
       REAL ESTATE SERVICES
     Canal Plus                        29             5
       LEADING PAY TELEVISION
       NETWORK
     Schneider, S.A.                   99             8
       MANUFACTURER OF ELECTRONIC
       COMPONENTS AND AUTOMATED
       MANUFACTURING SYSTEMS
     -----------------------------------------------------
                                                     25

----------------------------------------------------------
GERMANY--18.6%
----------------------------------------------------------
     Allianz, A.G.                     37            12
       MULTI-LINE INSURANCE
       COMPANY
     BASF, A.G.                       284            13
       LEADING INTERNATIONAL
       CHEMICAL PRODUCER
     BHF-Bank, A.G.                   218             8
       UNIVERSAL BANKING SERVICES
     Bayerische Vereinsbank, A.G.     145            12
       COMMERCIAL BANK
     Commerzbank, A.G.                 15             1
       WORLDWIDE MULTI-SERVICE
       BANK
     Deutsche Bank, A.G.              122            10
       BANK
     Deutsche Telekom, A.G.           616            18
       TELECOMMUNICATION SERVICES
     Dresdner Bank, A.G.               25             1
       UNIVERSAL BANK
     Gerresheimer Glas, A.G.          747            11
       MANUFACTURER OF GLASS
       CONTAINERS AND TUBING
     Hoechst, A.G.                    207            10
       CHEMICAL PRODUCER
     Muenchener
     Rueckversicherungs-
     Gesellschaft, A.G.                31            15
       INSURANCE COMPANY
     Philipp Holzmann, A.G.            25             6
       CONSTRUCTION ENGINEERING
       SERVICES
     RWE, A.G.                        400            18
       PRODUCER AND MARKETER OF
       PETROLEUM AND CHEMICAL
       PRODUCTS

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                      NUMBER
                                     OF SHARES    VALUE
----------------------------------------------------------
GERMANY--CONTINUED
     VEBA, A.G.                       156      $     11
       Electric utility,
       distributor of oil and
       chemicals
     VIAG, A.G.                        21            16
       Provider of electrical
       power and natural gas
       services, aluminum
       products, chemicals,
       ceramics and glass
     -----------------------------------------------------
                                                    162
HONG KONG--.2%
     New World Development Co.,
     Ltd.                               1             2
       Property investment and
       development, construction
       and engineering, hotels
       and restaurants,
       telecommunications
     -----------------------------------------------------
JAPAN--1.4%
     Daiwa Securities Co., Ltd.         1             4
       Brokerage and other
       financial services
     Nichido Fire & Marine
     Insurance Co., Ltd.                1             5
       Property and casualty
       insurance company
     Nippon Oil Co., Ltd.               1             3
       Oil exploration and
       development
     -----------------------------------------------------
                                                     12
NETHERLANDS--2.0%
     AEGON, N.V.                      100             9
       Insurance company
     ING Groep, N.V.                  130             8
       Insurance and financial
       services
     -----------------------------------------------------
                                                     17
SWEDEN--2.5%
     AGA, A.B., "B"                   800            12
       Producer and distributor
       of industrial and medical
       gases
     Astra, A.B., "A"                 500            10
       Pharmaceutical company
     -----------------------------------------------------
                                                     22

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES    VALUE
----------------------------------------------------------
SWITZERLAND--6.2%
     Ciba Specialty Chemicals,
     A.G.                              87      $     11
       Manufacturer of chemical
       products for plastics,
       coatings, fibers and
       fabrics
     Nestle, S.A.                       8            18
       Food manufacturer
     Novartis                           6            10
       Pharmaceutical company
     Swiss Reinsurance                  6            15
       Life, accident and health
       insurance company
     -----------------------------------------------------
                                                     54
UNITED KINGDOM--11.6%
     British Telecom, PLC               1            15
       Telecommunication services
     Diageo, PLC                        1            13
       Producer and distributor
       of food products, beer and
       liquor; owner of fast food
       restaurants
     General Electric Co.               1            10
       Manufacturer of power,
       communications and defense
       equipment and other
       various electrical
       components
     National Grid Group, PLC           2            13
       Owner and operator of
       electric transmission
       systems
     Railtrack Group, PLC                            12
       Operator of railway
       infrastructure
     Reuters Holdings, PLC              1            13
       International news agency
     Shell Transport & Trading,
       PLC                              2            12
       Part owner of Royal Dutch
       Shell Co.
     Unilever PLC, N.V.                 1            13
       Manufacturer of branded
       and packaged consumer
       goods, food, detergents
       and personal care products
     -----------------------------------------------------
                                                    101
UNITED STATES--28.3%
     American Greeting Corp., "A"     200            10
       Designer of greeting cards
     Boeing Co.                       300            13
       Manufacturer of jet
       airplanes
     CINergy Corp.                    500            17
       Holding company of
       electrical utilities in
       Ohio, Indiana and Kentucky
     Comcast Corp., "A"               200             8
       Cable TV, Sound and
       telecommunication systems
     Duke Energy Corp.                200            12
       Electric utility in the
       Carolinas
     Electronic Data Systems
       Corp.                          200             8
       Provider of information
       technology services

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES    VALUE
----------------------------------------------------------
UNITED STATES--CONTINUED
     Enron Corp.                      300      $     16
       Major natural gas pipeline
       system
     First Data Corp.                 200             7
       Credit-card processing
       services
     Lockheed Martin Corp.            100            11
       Manufacturer of aircraft,
       missiles and space
       equipment
     MBIA, Inc.                       100             7
       Insurer of municipal bonds
     Newmont Mining Corp.             300             7
       International gold
       exploration and mining
       company
     Northrop Grumman Corp.           100            10
       Manufacturer of aircraft,
       aircraft assemblies and
       electronic systems for
       military and commercial
       use
     P G & E Corp.                    400            13
       Electric and gas utility
     Sabre Group Holdings, Inc.       300            11
       Travel reservation system
       provider
     Security Capital Industrial
     Trust                            500            13
       Global owner of corporate
       distribution facilities
     Sun Microsystems, Inc.           200             9
       Producer of high-
       performance workstations,
       servers and networking
       software
     Tele-Communications, Inc.
     "A"                              200             9
       Cable TV systems and
       microwave services

----------------------------------------------------------
                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
----------------------------------------------------------
UNITED STATES--CONTINUED
     Tele-Communications
     International, Inc. "A"          500      $     10
       Telecommunication and
       broadband cable television
       services
     UNUM Corp.                       300            17
       Provider of disability,
       health and life insurance
       and group pension products
     US Airways Group, Inc.           100             8
       Major airline
     Unicom Corp.                     400            14
       Electric utility in
       northern Illinois
     Williams Cos., Inc.              500            17
       Gas pipeline operator,
       petroleum producer
     -----------------------------------------------------
                                                    247
     -----------------------------------------------------
     TOTAL COMMON STOCKS--84.4%
     (Cost: $736)                                   736
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--14.6%
     Yield--4.50%
     Due--July 1998
     Cayman Island                   $127           127
     (Cost: $127)
     -----------------------------------------------------
     TOTAL INVESTMENTS--106.2%
     (Cost: $924)                                   926
     -----------------------------------------------------
     LIABILITIES, LESS CASH
     AND OTHER ASSETS--(6.2)%                       (54)
     -----------------------------------------------------
     NET ASSETS--100%                          $    872
     -----------------------------------------------------

At June 30, 1998, the Kemper Global Blue Chip Portfolio had the following industry diversification (dollars in thousands):

                                                              VALUE           %
-------------------------------------------------------------------------------------
Basic Industries                                              $209           24.0
-------------------------------------------------------------------------------------
Finance                                                        153           17.4
-------------------------------------------------------------------------------------
Utilities                                                       80            9.2
-------------------------------------------------------------------------------------
Communications                                                  76            8.7
-------------------------------------------------------------------------------------
Consumer Staples                                                74            8.4
-------------------------------------------------------------------------------------
Energy                                                          70            8.0
-------------------------------------------------------------------------------------
Transportation                                                  30            3.5
-------------------------------------------------------------------------------------
Health Care                                                     21            2.3
-------------------------------------------------------------------------------------
Technology                                                      17            1.9
-------------------------------------------------------------------------------------
Capital Goods                                                    6            1.0
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                            736           84.4
-------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS AND OTHER NET ASSETS                  136           15.6
-------------------------------------------------------------------------------------
NET ASSETS                                                    $872          100.0
-------------------------------------------------------------------------------------

NOTE TO KEMPER GLOBAL BLUE CHIP PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $924,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $25,000, the gross unrealized depreciation was $23,000 and the net unrealized appreciation on investments was $2,000.

See accompanying notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INVESTORS FUND SERIES KEMPER INTERNATIONAL GROWTH AND
INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                   PRINCIPAL
                                   AMOUNT OR
                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
CORPORATE OBLIGATIONS--1.2%
     MBL International Finance
     3.00%, 11/30/02                 $  10       $ 10
     (Cost: $15)
     -----------------------------------------------------

     COMMON STOCKS
AUSTRALIA--2.1%
     Commonwealth Bank of
       Australia                       702 shs.     8
       Banking
     Foster's Brewing Group, Ltd.    4,500         10
       Leading brewery
     -----------------------------------------------------
                                                   18
AUSTRIA--2.3%
     Bank Austria, A.G.                230         20
       Banking
     -----------------------------------------------------
CANADA--3.3%
     BCE, Inc.                         400         17
       Telecommunication services
     Hudson's Bay Co.                  500         11
       Consumer goods retailer
     -----------------------------------------------------
                                                   28
FINLAND--2.7%
     Merita, Ltd., "B"               1,990         12
       Financial services
     Metsa-Serla Oy, "B"             1,200         11
       Paper manufacturer
     -----------------------------------------------------
                                                   23
FRANCE--8.2%
     Accor, S.A.                        48         14
       Travel services
     Dexia France                      101         14
       Financing
     Scor, S.A.                        209         13
       Property, casualty and life
       reinsurance
     Societe Nationale Elf
       Aquitaine                       100         14
       Petroleum company
     Sommer-Allibert                   268         15
       Manufacturer of plastic
       products
     -----------------------------------------------------
                                                   70

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
GERMANY--9.4%
     BHF Bank, A.G.                    341       $ 13
       Banking
     Bayer, A.G.                       269         14
       Leading chemical producer
     Dyckerhoff, A.G.                   26         10
       Producer of cement
     Hochtief, A.G.                    235         11
       Construction services
     Metro, A.G.                       250         10
       Operator of building,
       clothing and food stores
       and supermarkets
     RWE, A.G.                         225         12
       Producer of petroleum
       products
     Thyssen, A.G.                      43         11
       Manufacturer of capital goods
     -----------------------------------------------------
                                                   81
IRELAND--2.6%
     Allied Irish Bank, PLC          1,480         22
       Banking
     -----------------------------------------------------
ITALY--5.5%
     Banca di Roma, S.p.A.           5,800         12
       Banking
     Banca Commerciale Italiana,
       S.p.A.                        2,200         13
       Banking
     La Rinascente SpA di
       Risparmio                     1,870          9
       Department store chain
     Telecom Italia, S.p.A.          2,640         13
       Telecommunication services
     -----------------------------------------------------
                                                   47
JAPAN--4.7%
     Matsushita Electric Works,
       Inc.                          1,000          8
       Leading maker of building
       materials
     Nintendo Co., Ltd.                100          9
       Game equipment manufacturer
     Nippon Meat Packers, Inc.       1,000         12
       Leading meat processor
     Sakura Bank Ltd.                2,000          5
       Banking
     Teijin, Ltd.                    2,000          6
       Manufacturer of polyester
       products
     -----------------------------------------------------
                                                   40

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
NETHERLANDS--4.5%
     KLM Royal Dutch Air Lines,
       N.V.                            280       $ 12
     World wide full service
       airline
     Koninklijke Hedlloyd Groep,
       N.V.                            160          6
       Container shipping and
       transportation
     Koninklijke PTT Nederland         380          7
       Telecommunication services
     Royal Dutch Petroleum Co.         190         10
       Owner of Royal Dutch/Shell
       group
     TNT Post Group, N.V.              160          4
       Provider of transportation
       services
     -----------------------------------------------------
                                                   39
NEW ZEALAND--1.0%
     Telecom Corp. of New Zealand    2,140          9
       Telecommunications services
     -----------------------------------------------------
NORWAY--1.2%
     Christiania Bank, O.G.          2,370         10
       Banking
     -----------------------------------------------------
PORTUGAL--1.2%
     Portugal Telecom, S.A.            180         10
       Telecommunication services
     -----------------------------------------------------
SPAIN--5.0%
     Autopistas del Mare Nostrum,
       S.A.                            430          8
       Builder and operator of toll
       motorways
     Banco Bilbao Vizcaya, S.A.        260         13
       Banking
     Compania Telefonica Nacional
       de Espana                       300         14
       Telecommunication services
     Iberdrola, S.A.                   540          8
       Electric utility
     -----------------------------------------------------
                                                   43
SWEDEN--5.2%
     AssiDoman, A.B.                   300          8
       Forestry group
     OM Gruppen, A.B.                  970         21
       Operator of exchanges and
       clearing organizations for
       futures, options and stock
       loans
     Skanska, A.B., "B"                180          8
       International construction
       company
     Svedala Industri, A.B.            350          8
       Manufacturer of machinery for
       construction
     -----------------------------------------------------
                                                   45

----------------------------------------------------------
                                    NUMBER
                                   OF SHARES     VALUE
----------------------------------------------------------
SWITZERLAND--4.4%
     Credit Suisse Group                75       $ 18
       Banking
     Georg Fisher, A.G.                 25         10
       Manufacturer of automotive
       products
     Sika Finanz, A.G.                 150         10
       Manufacturer of water
       equipment
     -----------------------------------------------------
                                                   38
UNITED KINGDOM--12.1%
     Alright & Wilson, PLC           2,884          7
       Manufacturer of phosphates
       chemicals
     British Telecom, PLC            1,060         13
       Telecommunication services
     Courtaulds Textiles, PLC        1,500          7
       Producer of clothing
     Dorling Kindersley Holdings,
       PLC                           2,630          9
       Book publisher
     EMI Group, PLC                  1,200         10
       Music recording and retailing
       company
     General Electric Co., PLC         930          8
       Manufacturer of power and
       other various electrical
       components
     Laporte, PLC                      536          6
       Producer of specialty
       chemicals
     Man (ED&F) Group, PLC           1,860         10
       Commodities trading company
     Rank Group, PLC                 1,410          8
       Diversified leisure services
     Royal & Sun Alliance
       Insurance Group, PLC          1,000         10
       Multi-line insurance holding
       company
     Tomkins, PLC                    1,530          9
       Manufacturer of fluid
       controls
     Transport Development Group,
       PLC                           1,440          7
       Distribution, storage and
       transport services
     -----------------------------------------------------
                                                  104

UNITED STATES--.7%
     Lernout & Hauspie Speech
       Products                        100          6
       Developer of advanced speech
       technologies
     -----------------------------------------------------
     TOTAL COMMON STOCKS--76.1%
     (Cost: $651)                                 653
     -----------------------------------------------------
     TOTAL INVESTMENTS--77.3%
     (Cost: $663)                                 663
     -----------------------------------------------------
     CASH AND OTHER ASSETS, LESS
     LIABILITIES--22.7%                           195
     -----------------------------------------------------
     NET ASSETS--100%                            $858
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

At June 30, 1998, the Kemper International Growth and Income Portfolio had the following industry diversification (dollars in thousands):

                                                              VALUE           %
-------------------------------------------------------------------------------------
Finance                                                       $210           24.5
-------------------------------------------------------------------------------------
Basic Industries                                               167           19.5
-------------------------------------------------------------------------------------
Communications                                                  90           10.4
-------------------------------------------------------------------------------------
Consumer Cyclicals                                              58            6.7
-------------------------------------------------------------------------------------
Transportation                                                  32            3.7
-------------------------------------------------------------------------------------
Consumer Staples                                                30            3.5
-------------------------------------------------------------------------------------
Capital Goods                                                   27            3.1
-------------------------------------------------------------------------------------
Energy                                                          24            2.8
-------------------------------------------------------------------------------------
Utilities                                                        9            1.0
-------------------------------------------------------------------------------------
Technology                                                       6             .8
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                            653           76.1
-------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS AND OTHER NET ASSETS                  205           23.9
-------------------------------------------------------------------------------------
NET ASSETS                                                    $858          100.0
-------------------------------------------------------------------------------------

NOTE TO KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $663,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation and gross unrealized depreciation were each $24,000.

See accompanying Notes to Financial Statements.

NOTES

This annual report must be preceded or accompanied by the current prospectus.

INVESTMENT MANAGER:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza  Chicago, IL  60606
(Tel) 800-778-1482
K
Printed on recycled paper.
ELITE-3 (8/98)   1056310
Printed in the U.S.A.                                      KEMPER ANNUITIES LOGO